INDEX TO FINANCIAL STATEMENTS

2012-2013

Exhibit C

Page No.
A	SUMMARY STATEMENTS – 2012/2013 BUDGET

	Summary of Expenditure Estimates by Ministries and Departments		1-3
	Summary of Estimates of Expenditure		4-7
	Statutory Provisions and Provisions to be Voted		8-10
	Summary of Total Expenditure by Objects by Head		11-22
	Summary of Total Expenditure Classified by Objects		23-25

B	STATEMENTS OUT TURN 2011/2012 - POSITION AT 31st MARCH 2012

	Statement I	- Receipts and Payments of the Consolidated Fund	26
	Statement II	- Deficit Financing Account	27
	Statement III	- Revenue Estimates Compared with Consolidated Fund Receipts	28-29
	Statement IV	- Expenditure Estimates Compared with Issues from the Consolidated Fund	30-31
	Statement V	- Consolidated Fund Balances	32
	Statement VI	- Capital Development Fund	33
	Statement VII	- Contingencies Fund	34

C	STATEMENT OF OUTSTANDING PUBLIC DEBT 2012/2013

	Statement VIII	- Statement of Outstanding Public Debt	35-43

D	STATEMENT OF FINANCING OF THE BUDGET 2012/2013

	Statement IX	- Summary of Revenue Estimates and Estimates of Expenditure	44-46
	Statement X	- Statement of Financing the Estimates of Expenditure	47
	Statement XI	- Statement of Consolidated Fund Charges	48-49
	Statement XII	- Institutional Projects and Programmes	50-54

E	FUNCTIONAL CLASSIFICATION - BUDGET 2012/2013

	Statement XIII	- Functional Classification of Expenditure	55-60

F	REVENUE ESTIMATES 2012/2013

	Statement XIV	- Summary of Revenue and Loan Receipts	61-62
	Statement XV	- Details of Revenue and Loan Receipts	63-78

2012-2013 Jamaica Budget
Part I Recurrent
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid) $’000

Estimates, 2012-2013
His Excellency the Governor-General and Staff	121,637.0
Houses of Parliament	712,782.0
Office of the Public Defender	76,561.0
Office of the Contractor-General	209,695.0
Auditor General	356,598.0
Office of the Services Commissions	148,592.0
Office of the Children’s Advocate	84,078.0
Independent Commission of Investigations	288,000.0
Office of the Prime Minister	1,863,988.0
Office of the Cabinet	686,788.0
Ministry of Tourism and Entertainment	3,172,076.0
Ministry of Finance and Planning	188,191,852.0
Ministry of National Security	45,066,649.0
Ministry of Justice	3,821,314.0
Ministry of Foreign Affairs and Foreign Trade	2,718,728.0
Ministry of Labour and Social Security	2,601,426.0
Ministry of Education	74,805,716.0
Ministry of Health	33,084,778.0
Ministry of Youth and Culture	3,076,881.0
Ministry of Agriculture and Fisheries	3,751,648.0
Ministry of Industry, Investment and Commerce	1,979,764.0
Ministry of Science, Technology, Energy and Mining	3,855,124.0
Ministry of Transport, Works and Housing	3,198,205.0
Ministry of Water, Land, Environment and Climate Change	3,151,605.0
Ministry of Local Government and Community Development	7,514,316.0

Gross Total Part I Recurrent	384,538,801.0

Less Appropriations-In-Aid	(9,774,155.0)

Net Total Part I Recurrent	374,764,646.0

2012-2013 Jamaica Budget
Part II Capital
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid) $’000

Estimates, 2012-2013
Office of the Prime Minister	3,202,950.0
Office of the Cabinet	281,765.0
Ministry of Finance and Planning	199,733,609.0
Ministry of National Security	2,916,409.0
Ministry of Justice	833,439.0
Ministry of Foreign Affairs and Foreign Trade	91,545.0
Ministry of Labour and Social Security	4,176,405.0
Ministry of Education	2,320,693.0
Ministry of Health	1,920,636.0
Ministry of Youth and Culture	702,026.0
Ministry of Agriculture and Fisheries	4,092,234.0
Ministry of Industry, Investment and Commerce	11,044.0
Ministry of Science, Technology, Energy and Mining	2,841,384.0
Ministry of Transport, Works and Housing	17,218,216.0
Ministry of Water, Land, Environment and Climate Change	1,946,099.0
Ministry of Local Government and Community Development	537,786.0

Gross Total Part II Capital	242,826,240.0

Less Appropriations-In-Aid	(5,162,685.0)

Net Total Part II Capital	237,663,555.0

2012-2013 Jamaica Budget
Total Capital and Recurrent
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid) $’000

	Gross Total	Less Appropriations In Aid	Net Total
Recurrent	384,538,801.0	(9,774,155.0)	374,764,646.0
Capital	242,826,240.0	(5,162,685.0)	237,663,555.0

Grand Total Recurrent and Capital	627,365,041.0	(14,936,840.0)	612,428,201.0

2012-2013 Jamaica Budget
Recurrent
Estimates of Expenditure (Net of Appropriations-In-Aid) $’000

Head No. and Title		Estimates, 2012-2013	Revised Estimates, 2011-2012	Approved Estimates, 2011-2012	Actual (Provisional) Expenditure, 2010-2011
0100	His Excellency the Governor-General and Staff	121,637.0	114,952.0	100,492.0	92,912.0

0200	Houses of Parliament	712,782.0	701,929.0	645,342.0	666,545.0

0300	Office of the Public Defender	76,561.0	68,557.0	73,425.0	88,898.0

0400	Office of the Contractor-General	209,695.0	208,712.0	198,672.0	188,950.0

0500	Auditor General	346,598.0	329,179.0	337,613.0	297,938.0

0600	Office of the Services Commissions	148,592.0	151,414.0	144,773.0	142,412.0

0700	Office of the Children’s Advocate	84,078.0	71,608.0	75,435.0	59,253.0

0800	Independent Commission of Investigations	288,000.0	236,710.0	200,000.0	37,934.0

1500	Office of the Prime Minister	1,354,588.0	1,991,651.0	2,520,657.0	2,525,258.0
1510	Jamaica Information Service	283,368.0	293,825.0	278,251.0	273,414.0
	Total Office of the Prime Minister and Departments	1,637,956.0	2,285,476.0	2,798,908.0	2,798,672.0

1600	Office of the Cabinet	383,910.0	532,528.0	352,562.0	319,282.0
1649	Management Institute for National Development	130,986.0	135,736.0	128,087.0	124,963.0
	Total Office of the Cabinet and Departments	514,896.0	668,264.0	480,649.0	444,245.0

1700	Ministry of Tourism and Entertainment	1,517,514.0	2,080,954.0	2,163,105.0	2,106,249.0

1800	Office of the Prime Minister (Local Government)	—	3,923,939.0	7,233,721.0	6,766,213.0

2000	Ministry of Finance and Planning	19,846,358.0	5,916,286.0	12,602,113.0	5,714,523.0
2011	Accountant General	393,951.0	377,415.0	362,624.0	339,136.0
2012	Jamaica Customs Department	2,450,248.0	2,381,714.0	2,388,093.0	2,195,843.0
2015	Inland Revenue Department	—	—	—	1,865,114.0
2018	Public Debt Charges (Interest Payments)	136,533,516.0	120,717,986.0	131,083,884.0	132,909,890.0
2019	Pensions	24,090,000.0	21,754,045.0	21,900,000.0	16,702,528.0
2041	Taxpayer Audit and Assessment Department	—	—	—	1,257,493.0
2042	Taxpayer Appeals Department	—	—	—	41,697.0
2044	Tax Administration Services Department	—	—	—	472,170.0
2056	Tax Administration Jamaica	4,201,779.0	4,300,384.0	4,114,699.0	—
	Total Ministry of Finance and Planning and Departments	187,515,852.0	155,447,830.0	172,451,413.0	161,498,394.0

2600	Ministry of National Security	12,013,857.0	12,776,478.0	10,878,366.0	11,234,398.0
2622	Police Department	27,369,358.0	26,951,014.0	25,645,165.0	23,521,045.0
2624	Department of Correctional Services	4,409,348.0	4,462,768.0	4,328,612.0	3,900,170.0
2653	Passport, Immigration and Citizenship Agency	300,000.0	249,899.0	274,899.0	268,194.0
	Total Ministry of National Security and Departments	44,092,563.0	44,440,159.0	41,127,042.0	38,923,807.0

2800	Ministry of Justice	726,116.0	1,965,594.0	740,851.0	811,560.0
2823	Court of Appeal	134,318.0	151,429.0	158,058.0	151,135.0
2825	Director of Public Prosecutions	243,612.0	244,001.0	228,191.0	215,949.0
2826	Family Courts	156,755.0	165,897.0	153,300.0	144,881.0
2827	Resident Magistrates’ Courts	974,514.0	1,045,469.0	932,396.0	766,732.0
2828	Revenue Court	2,709.0	3,534.0	3,534.0	5,773.0
2829	Supreme Court	654,244.0	705,655.0	687,000.0	616,819.0
2830	Administrator General	96,500.0	92,914.0	92,914.0	90,648.0
2831	Attorney General	360,148.0	831,518.0	534,471.0	438,100.0
2832	Trustee in Bankruptcy	36,112.0	33,520.0	32,011.0	31,548.0
2833	Office of the Parliamentary Counsel	83,225.0	66,651.0	63,704.0	59,500.0

2012-2013 Jamaica Budget
Recurrent
Estimates of Expenditure (Net of Appropriations-In-Aid) $’000

Head No. and Title		Estimates, 2012-2013	Revised Estimates, 2011-2012	Approved Estimates, 2011-2012	Actual (Provisional) Expenditure, 2010-2011
2852	Legal Reform Department	41,948.0	49,249.0	47,899.0	35,692.0
2854	Court Management Services	181,113.0	152,871.0	217,400.0	13,670.0
	Total Ministry of Justice and Departments	3,691,314.0	4,517,219.0	3,200,640.0	2,793,759.0

3000	Ministry of Foreign Affairs and Foreign Trade	2,609,102.0	5,508,302.00	3,891,729.0	3,382,007.0

4000	Ministry of Labour and Social Security	2,136,426.0	1,968,181.0	1,715,543.0	1,881,833.0

4100	Ministry of Education	73,828,972.0	75,741,557.0	70,021,494.0	71,294,169.0

4200	Ministry of Health	31,066,208.0	33,109,152.0	30,775,162.0	30,858,268.0
4220	Registrar General’s Department and Island Records Office	—	24,518.0	—	—
4234	Bellevue Hospital	1,097,734.0	1,195,930.0	1,128,395.0	1,257,225.0
4235	Government Chemist	27,963.0	25,891.0	24,806.0	21,498.0
	Total Ministry of Health and Departments	32,191,905.0	34,355,491.0	31,928,363.0	32,136,991.0

4500	Ministry of Youth and Culture	1,390,263.0	1,956,352.0	1,897,087.0	1,874,177.0
4551	Child Development Agency	1,634,916.0	1,569,916.0	1,536,082.0	1,565,947.0
	Total Ministry of Youth and Culture and Departments	3,025,179.0	3,526,268.0	3,433,169.0	3,440,124.0

5100	Ministry of Agriculture and Fisheries	3,113,086.0	3,217,355.0	3,035,547.0	2,769,328.0

5300	Ministry of Industry, Investment and Commerce	1,603,835.0	1,786,954.0	1,830,415.0	1,720,294.0
5338	The Companies Office of Jamaica	—	—	—	—
	Total Ministry of Industry, Investment and Commerce and Departments	1,603,835.0	1,786,954.0	1,830,415.0	1,720,294.0

5600	Ministry of Science, Technology, Energy and Mining	1,968,024.0	1,768,562.0	409,976.0	405,827.0
5639	Post and Telecommunications Department	1,497,000.0	1,487,046.0	1,504,503.0	1,482,375.0
	Total Ministry of Science, Technology, Energy and Mining and Departments	3,465,024.0	3,255,608.0	1,914,479.0	1,888,202.0

6300	Ministry of Water, Environment and Housing	—	615,171.0	591,093.0	546,272.0

6400	Ministry of Housing, Environment, Water and Local Government	—	1,968,093.0	—	—

6500	Ministry of Transport, Works and Housing	1,690,567.0	1,358,493.0	1,275,500.0	1,390,066.0
6550	National Works Agency	489,841.0	512,604.0	474,632.0	463,056.0
	Total Ministry of Transport, Works and Housing and Departments	2,180,408.0	1,871,097.0	1,750,132.0	1,853,122.0

6700	Ministry of Water, Land, Environment and Climate Change	740,794.0	144,128.0	—	—
6746	Forestry Department	401,248.0	367,545.0	392,524.0	335,501.0
6747	National Land Agency	393,697.0	333,321.0	333,321.0	327,240.0
6748	National Environment and Planning Agency	602,616.0	583,958.0	550,635.0	541,871.0
	Total Ministry of Water, Land, Environment and Climate Change and Departments	2,138,355.0	1,428,952.0	1,276,480.0	1,204,612.0

7200	Ministry of Local Government and Community Development	7,514,316.0	3,771,656.0	—	—

	Total Recurrent	374,764,646.0	352,282,769.0	352,046,457.0	338,799,648.0

2012-2013 Jamaica Budget
Capital A
Estimates of Expenditure (Net of Appropriations-In-Aid) $’000	(Government of Jamaica Funded Projects)

Head No. and Title		Estimates, 2012-2013	Revised Estimates, 2011-2012	Approved Estimates, 2011-2012	Actual (Provisional) Expenditure, 2010-2011
1500A	Office of the Prime Minister	1,056,740.0	3,211,729.0	5,688,653.0	2,452,544.0
1600A	Office of the Cabinet	30,000.0	131,255.0	100,595.0	39,405.0
1800A	Office of the Prime Minister (Local Government)	—	215,832.0	597,812.0	503,000.0
2000A	Ministry of Finance and Planning	199,038,424.0	145,992,401.0	148,761,070.0	118,015,434.0
2600A	Ministry of National Security	588,910.0	930,830.0	677,230.0	860,200.0
2800A	Ministry of Justice	100,000.0	327,454.0	439,669.0	145,000.0
4000A	Ministry of Labour and Social Security	—	—	—	20,000.0
4100A	Ministry of Education	293,263.0	449,234.0	464,234.0	737,791.0
4200A	Ministry of Health	10,000.0	141,384.0	182,709.0	261,391.0
4500A	Ministry of Youth and Culture	316,065.0	43,337.0	64,087.0	12,000.0
5100A	Ministry of Agriculture and Fisheries	2,174,351.0	234,765.0	269,992.0	421,840.0
5300A	Ministry of Industry, Investment and Commerce	10,000.0	25,559.0	—	5,000.0
5600A	Ministry of Science, Technology, Energy and Mining	1,556,019.0	1,307,408.0	1,320,000.0	190,000.0
6300A	Ministry of Water, Environment and Housing	—	297,829.0	580,000.0	329,100.0
6400A	Ministry of Housing, Environment, Water and Local Government	—	214,331.0	—	—
6500A	Ministry of Transport, Works and Housing	5,798,838.0	6,375,751.0	4,143,452.0	9,742,382.0
6700A	Ministry of Water, Land, Environment and Climate Change	351,998.0	162,572.0	—	—
7200A	Ministry of Local Government and Community Development	386,000.0	142,683.0	—	—

	Total Capital A	211,710,608.0	160,204,354.0	163,289,503.0	133,735,087.0

2012-2013 Jamaica Budget
Capital B
Estimates of Expenditure (Net of Appropriations-In-Aid) $’000	(Multilateral / Bilateral Projects)

Head No. and Title		Estimates, 2012-2013	Revised Estimates, 2011-2012	Approved Estimates, 2011-2012	Actual (Provisional) Expenditure, 2010-2011
1500B	Office of the Prime Minister	1,946,210.0	2,896,087.0	4,870,891.0	6,687,064.0
1600B	Office of the Cabinet	251,765.0	286,285.0	371,905.0	345,077.0
2000B	Ministry of Finance and Planning	690,185.0	307,134.0	638,506.0	—
2600B	Ministry of National Security	1,276,499.0	1,485,840.0	1,250,109.0	890,031.0
2800B	Ministry of Justice	333,439.0	70,986.0	449,035.0	12,000.0
3000B	Ministry of Foreign Affairs and Foreign Trade	91,545.0	26,708.0	93,250.0	54,164.0
4000B	Ministry of Labour and Social Security	4,176,405.0	3,900,332.0	4,182,474.0	3,826,985.0
4100B	Ministry of Education	2,027,430.0	1,220,727.0	2,726,490.0	1,149,081.0
4200B	Ministry of Health	1,310,636.0	1,348,675.0	1,323,998.0	1,275,162.0
4500B	Ministry of Youth and Culture	385,961.0	281,160.0	257,214.0	156,546.0
5100B	Ministry of Agriculture and Fisheries	1,606,254.0	3,311,131.0	3,799,286.0	2,249,440.0
5300B	Ministry of Industry, Investment and Commerce	1,044.0	66,197.0	74,096.0	43,122.0
5600B	Ministry of Science, Technology, Energy and Mining	1,048,180.0	92,685.0	280,940.0	51,851.0
6300B	Ministry of Water, Environment and Housing	—	1,522,463.0	2,443,472.0	1,746,750.0
6500B	Ministry of Transport, Works and Housing	9,119,378.0	6,717,345.0	6,623,635.0	6,588,790.0
6700B	Ministry of Water, Land, Environment and Climate Change	1,536,230.0	330,888.0	—	—
7200B	Ministry of Local Government and Community Development	151,786.0	87,335.0	—	—

	Total Capital B	25,952,947.0	23,951,978.0	29,385,301.0	25,076,063.0

	Total Capital (A + B)	237,663,555.0	184,156,332.0	192,674,804.0	158,811,150.0

	Grand Total Recurrent and Capital	612,428,201.0	536,439,101.0	544,721,261.0	497,610,798.0

2012-2013 Jamaica Budget
Recurrent
Statutory provisions and Provisions to be Voted $’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
0100	His Excellency the Governor-General and Staff	67,922.0	53,715.0	—	53,715.0	121,637.0

0200	Houses of Parliament	9,224.0	703,558.0	—	703,558.0	712,782.0

0300	Office of the Public Defender	8,409.0	68,152.0	—	68,152.0	76,561.0

0400	Office of the Contractor-General	8,431.0	201,264.0	—	201,264.0	209,695.0

0500	Auditor General	5,314.0	351,284.0	10,000.0	341,284.0	346,598.0

0600	Office of the Services Commissions	3,168.0	145,424.0	—	145,424.0	148,592.0

0700	Office of the Children’s Advocate	—	84,078.0	—	84,078.0	84,078.0

0800	Independent Commission of Investigations	—	288,000.0	—	288,000.0	288,000.0

1500	Office of the Prime Minister	—	1,527,407.0	172,819.0	1,354,588.0	1,354,588.0
1510	Jamaica Information Service	—	336,581.0	53,213.0	283,368.0	283,368.0

	Total Office of the Prime Minister	—	1,863,988.0	226,032.0	1,637,956.0	1,637,956.0

1600	Office of the Cabinet	—	383,910.0	—	383,910.0	383,910.0
1649	Management Institute for National Development	—	302,878.0	171,892.0	130,986.0	130,986.0

	Total Office of the Cabinet	—	686,788.0	171,892.0	514,896.0	514,896.0

1700	Ministry of Tourism and Entertainment	—	3,172,076.0	1,654,562.0	1,517,514.0	1,517,514.0

2000	Ministry of Finance and Planning	—	19,846,358.0	—	19,846,358.0	19,846,358.0
2011	Accountant General	—	393,951.0	—	393,951.0	393,951.0
2012	Jamaica Customs Department	—	3,126,248.0	676,000.0	2,450,248.0	2,450,248.0
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	136,533,516.0	—	—	—	136,533,516.0
2019	Pensions	16,923,866.0	7,166,134.0	—	7,166,134.0	24,090,000.0
2056	Tax Administration Jamaica	—	4,201,779.0	—	4,201,779.0	4,201,779.0

	Total Ministry of Finance and Planning	153,457,382.0	34,734,470.0	676,000.0	34,058,470.0	187,515,852.0

2600	Ministry of National Security	—	12,078,857.0	65,000.0	12,013,857.0	12,013,857.0
2622	Police Department	—	27,369,358.0	—	27,369,358.0	27,369,358.0
2624	Department of Correctional Services	—	4,409,348.0	—	4,409,348.0	4,409,348.0
2653	Passport, Immigration and Citizenship Agency	—	1,209,086.0	909,086.0	300,000.0	300,000.0

	Total Ministry of National Security	—	45,066,649.0	974,086.0	44,092,563.0	44,092,563.0

2800	Ministry of Justice	—	726,116.0	—	726,116.0	726,116.0
2823	Court of Appeal	51,988.0	82,330.0	—	82,330.0	134,318.0
2825	Director of Public Prosecutions	4,300.0	239,312.0	—	239,312.0	243,612.0
2826	Family Courts	—	156,755.0	—	156,755.0	156,755.0
2827	Resident Magistrates’ Courts	—	974,514.0	—	974,514.0	974,514.0
2828	Revenue Court	—	2,709.0	—	2,709.0	2,709.0
2829	Supreme Court	222,000.0	432,244.0	—	432,244.0	654,244.0
2830	Administrator General	—	226,500.0	130,000.0	96,500.0	96,500.0
2831	Attorney General	—	360,148.0	—	360,148.0	360,148.0
2832	Trustee in Bankruptcy	—	36,112.0	—	36,112.0	36,112.0

2012-2013 Jamaica Budget
Recurrent
Statutory provisions and Provisions to be Voted $’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
2833	Office of the Parliamentary Counsel	—	83,225.0	—	83,225.0	83,225.0
2852	Legal Reform Department	—	41,948.0	—	41,948.0	41,948.0
2854	Court Management Services	—	181,113.0	—	181,113.0	181,113.0

	Total Ministry of Justice	278,288.0	3,543,026.0	130,000.0	3,413,026.0	3,691,314.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,718,728.0	109,626.0	2,609,102.0	2,609,102.0

4000	Ministry of Labour and Social Security	—	2,601,426.0	465,000.0	2,136,426.0	2,136,426.0

4100	Ministry of Education	—	74,805,716.0	976,744.0	73,828,972.0	73,828,972.0

4200	Ministry of Health	—	31,266,560.0	200,352.0	31,066,208.0	31,066,208.0
4220	Registrar General’s Department and Island Records Office	—	692,521.0	692,521.0	—	—
4234	Bellevue Hospital	—	1,097,734.0	—	1,097,734.0	1,097,734.0
4235	Government Chemist	—	27,963.0	—	27,963.0	27,963.0

	Total Ministry of Health	—	33,084,778.0	892,873.0	32,191,905.0	32,191,905.0

4500	Ministry of Youth and Culture	—	1,440,263.0	50,000.0	1,390,263.0	1,390,263.0
4551	Child Development Agency	—	1,636,618.0	1,702.0	1,634,916.0	1,634,916.0

	Total Ministry of Youth and Culture	—	3,076,881.0	51,702.0	3,025,179.0	3,025,179.0

5100	Ministry of Agriculture and Fisheries	—	3,751,648.0	638,562.0	3,113,086.0	3,113,086.0

5300	Ministry of Industry, Investment and Commerce	—	1,677,455.0	73,620.0	1,603,835.0	1,603,835.0
5338	The Companies Office of Jamaica	—	302,309.0	302,309.0	—	—

	Total Ministry of Industry, Investment and Commerce	—	1,979,764.0	375,929.0	1,603,835.0	1,603,835.0

5600	Ministry of Science, Technology, Energy and Mining	—	2,008,124.0	40,100.0	1,968,024.0	1,968,024.0
5639	Post and Telecommunications Department	—	1,847,000.0	350,000.0	1,497,000.0	1,497,000.0

	Total Ministry of Science, Technology, Energy and Mining	—	3,855,124.0	390,100.0	3,465,024.0	3,465,024.0

6500	Ministry of Transport, Works and Housing	—	1,757,527.0	66,960.0	1,690,567.0	1,690,567.0
6550	National Works Agency	—	1,440,678.0	950,837.0	489,841.0	489,841.0

	Total Ministry of Transport, Works and Housing	—	3,198,205.0	1,017,797.0	2,180,408.0	2,180,408.0

6700	Ministry of Water, Land, Environment and Climate Change	—	740,794.0	—	740,794.0	740,794.0
6746	Forestry Department	—	404,948.0	3,700.0	401,248.0	401,248.0
6747	National Land Agency	—	1,378,247.0	984,550.0	393,697.0	393,697.0
6748	National Environment and Planning Agency	—	627,616.0	25,000.0	602,616.0	602,616.0

	Total Ministry of Water, Land, Environment and Climate Change	—	3,151,605.0	1,013,250.0	2,138,355.0	2,138,355.0

7200	Ministry of Local Government and Community Development	—	7,514,316.0	—	7,514,316.0	7,514,316.0

	Total Recurrent	153,838,138.0	230,700,663.0	9,774,155.0	220,926,508.0	374,764,646.0

2012-2013 Jamaica Budget
Capital
Statutory provisions and Provisions to be Voted $’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
1500A	Office of the Prime Minister	—	1,056,740.0	—	1,056,740.0	1,056,740.0
1500B	Office of the Prime Minister	—	2,146,210.0	200,000.0	1,946,210.0	1,946,210.0
1600A	Office of the Cabinet	—	30,000.0	—	30,000.0	30,000.0
1600B	Office of the Cabinet	—	251,765.0	—	251,765.0	251,765.0
2000A	Ministry of Finance and Planning	198,170,157.0	873,267.0	5,000.0	868,267.0	199,038,424.0
2000B	Ministry of Finance and Planning	—	690,185.0	—	690,185.0	690,185.0
2600A	Ministry of National Security	—	1,639,910.0	1,051,000.0	588,910.0	588,910.0
2600B	Ministry of National Security	—	1,276,499.0	—	1,276,499.0	1,276,499.0
2800A	Ministry of Justice	—	500,000.0	400,000.0	100,000.0	100,000.0
2800B	Ministry of Justice	—	333,439.0	—	333,439.0	333,439.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	91,545.0	—	91,545.0	91,545.0
4000B	Ministry of Labour and Social Security	—	4,176,405.0	—	4,176,405.0	4,176,405.0
4100A	Ministry of Education	—	293,263.0	—	293,263.0	293,263.0
4100B	Ministry of Education	—	2,027,430.0	—	2,027,430.0	2,027,430.0
4200A	Ministry of Health	—	610,000.0	600,000.0	10,000.0	10,000.0
4200B	Ministry of Health	—	1,310,636.0	—	1,310,636.0	1,310,636.0
4500A	Ministry of Youth and Culture	—	316,065.0	—	316,065.0	316,065.0
4500B	Ministry of Youth and Culture	—	385,961.0	—	385,961.0	385,961.0
5100A	Ministry of Agriculture and Fisheries	—	2,485,980.0	311,629.0	2,174,351.0	2,174,351.0
5100B	Ministry of Agriculture and Fisheries	—	1,606,254.0	—	1,606,254.0	1,606,254.0
5300A	Ministry of Industry, Investment and Commerce	—	10,000.0	—	10,000.0	10,000.0
5300B	Ministry of Industry, Investment and Commerce	—	1,044.0	—	1,044.0	1,044.0
5600A	Ministry of Science, Technology, Energy and Mining	—	1,793,204.0	237,185.0	1,556,019.0	1,556,019.0
5600B	Ministry of Science, Technology, Energy and Mining	—	1,048,180.0	—	1,048,180.0	1,048,180.0
6500A	Ministry of Transport, Works and Housing	—	8,098,838.0	2,300,000.0	5,798,838.0	5,798,838.0
6500B	Ministry of Transport, Works and Housing	—	9,119,378.0	—	9,119,378.0	9,119,378.0
6700A	Ministry of Water, Land, Environment and Climate Change	—	409,869.0	57,871.0	351,998.0	351,998.0
6700B	Ministry of Water, Land, Environment and Climate Change	—	1,536,230.0	—	1,536,230.0	1,536,230.0
7200A	Ministry of Local Government and Community Development	—	386,000.0	—	386,000.0	386,000.0
7200B	Ministry of Local Government and Community Development	—	151,786.0	—	151,786.0	151,786.0

	Total Capital	198,170,157.0	44,656,083.0	5,162,685.0	39,493,398.0	237,663,555.0

	Grand Total Recurrent and Capital	352,008,295.0	275,356,746.0	14,936,840.0	260,419,906.0	612,428,201.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
0100	His Excellency the Governor-General and Staff	82,064.0	13,512.0	—	13,508.0	12,553.0
0200	Houses of Parliament	492,366.0	61,449.0	—	16,560.0	29,855.0
0300	Office of the Public Defender	42,602.0	6,727.0	3,300.0	4,220.0	13,762.0
0400	Office of the Contractor-General	108,156.0	21,517.0	21,100.0	10,000.0	16,557.0
0500	Auditor General	237,223.0	51,687.0	26,845.0	9,504.0	29,055.0
0600	Office of the Services Commissions	121,803.0	23,130.0	—	700.0	2,244.0
0700	Office of the Children’s Advocate	49,111.0	12,222.0	7,038.0	1,000.0	13,561.0
0800	Independent Commission of Investigations	179,414.0	38,543.0	16,966.0	13,819.0	27,540.0
1500	Office of the Prime Minister	394,424.0	96,387.0	20,759.0	79,347.0	266,337.0
1510	Jamaica Information Service	235,908.0	35,362.0	3,364.0	24,861.0	37,086.0
	Total Office of the Prime Minister	630,332.0	131,749.0	24,123.0	104,208.0	303,423.0

1600	Office of the Cabinet	257,600.0	54,067.0	3,400.0	28,057.0	37,346.0
1649	Management Institute for National Development	178,747.0	34,316.0	3,900.0	17,800.0	65,315.0
	Total Office of the Cabinet	436,347.0	88,383.0	7,300.0	45,857.0	102,661.0

1700	Ministry of Tourism and Entertainment	94,548.0	32,698.0	43,703.0	6,200.0	33,742.0
2000	Ministry of Finance and Planning	1,058,114.0	241,163.0	14,078.0	91,266.0	3,901,870.0
2011	Accountant General	253,270.0	25,287.0	16,236.0	24,257.0	60,397.0
2012	Jamaica Customs Department	1,803,405.0	574,210.0	10,315.0	111,648.0	551,673.0
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2056	Tax Administration Jamaica	2,658,837.0	563,431.0	204,720.0	244,230.0	499,441.0
	Total Ministry of Finance and Planning	5,773,626.0	1,404,091.0	245,349.0	471,401.0	5,013,381.0

2600	Ministry of National Security	9,126,088.0	383,498.0	127,820.0	649,436.0	1,460,789.0
2622	Police Department	22,537,364.0	1,147,918.0	265,913.0	1,113,658.0	2,231,080.0
2624	Department of Correctional Services	3,029,546.0	268,622.0	5,860.0	287,336.0	783,154.0
2653	Passport, Immigration and Citizenship Agency	738,753.0	157,540.0	35,975.0	28,264.0	212,581.0
	Total Ministry of National Security	35,431,751.0	1,957,578.0	435,568.0	2,078,694.0	4,687,604.0

2800	Ministry of Justice	253,484.0	46,249.0	73,100.0	29,710.0	88,583.0
2823	Court of Appeal	109,018.0	10,525.0	—	8,763.0	4,522.0
2825	Director of Public Prosecutions	175,525.0	40,600.0	—	12,470.0	15,017.0
2826	Family Courts	103,000.0	23,664.0	6,000.0	6,427.0	14,299.0
2827	Resident Magistrates’ Courts	756,115.0	108,409.0	2,764.0	61,606.0	29,440.0
2828	Revenue Court	2,175.0	420.0	—	60.0	54.0
2829	Supreme Court	470,803.0	74,000.0	7,000.0	45,804.0	43,737.0
2830	Administrator General	143,780.0	16,570.0	17,750.0	7,600.0	15,800.0
2831	Attorney General	166,000.0	24,150.0	41,100.0	11,600.0	16,948.0
2832	Trustee in Bankruptcy	24,677.0	2,779.0	5,572.0	1,560.0	1,196.0
2833	Office of the Parliamentary Counsel	65,457.0	9,192.0	3,800.0	1,435.0	2,611.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
2852	Legal Reform Department	28,609.0	3,593.0	4,744.0	2,396.0	2,186.0
2854	Court Management Services	90,000.0	15,640.0	29,046.0	6,600.0	20,715.0
	Total Ministry of Justice	2,388,643.0	375,791.0	190,876.0	196,031.0	255,108.0

3000	Ministry of Foreign Affairs and Foreign Trade	1,256,685.0	119,253.0	670,044.0	93,895.0	248,095.0
4000	Ministry of Labour and Social Security	1,222,224.0	277,067.0	33,759.0	116,849.0	137,424.0
4100	Ministry of Education	1,362,680.0	215,117.0	10,329.0	144,415.0	1,448,052.0
4200	Ministry of Health	1,258,353.0	183,544.0	81,046.0	93,833.0	643,682.0
4220	Registrar General’s Department and Island Records Office	412,666.0	27,294.0	20,089.0	48,649.0	180,049.0
4234	Bellevue Hospital	793,281.0	79,500.0	—	51,500.0	168,953.0
4235	Government Chemist	17,787.0	1,008.0	—	2,220.0	2,400.0
	Total Ministry of Health	2,482,087.0	291,346.0	101,135.0	196,202.0	995,084.0

4500	Ministry of Youth and Culture	123,835.0	32,702.0	20,990.0	11,650.0	70,597.0
4551	Child Development Agency	566,819.0	122,052.0	35,963.0	45,239.0	164,889.0
	Total Ministry of Youth and Culture	690,654.0	154,754.0	56,953.0	56,889.0	235,486.0

5100	Ministry of Agriculture and Fisheries	1,024,800.0	214,743.0	9,786.0	100,199.0	228,764.0
5300	Ministry of Industry, Investment and Commerce	289,225.0	71,315.0	49,043.0	47,777.0	57,924.0
5338	The Companies Office of Jamaica	175,328.0	3,955.0	16,045.0	18,300.0	50,127.0
	Total Ministry of Industry, Investment and Commerce	464,553.0	75,270.0	65,088.0	66,077.0	108,051.0

5600	Ministry of Science, Technology, Energy and Mining	276,625.0	72,528.0	45,050.0	22,290.0	166,574.0
5639	Post and Telecommunications Department	1,233,579.0	67,385.0	10,763.0	94,020.0	412,787.0
	Total Ministry of Science, Technology, Energy and Mining	1,510,204.0	139,913.0	55,813.0	116,310.0	579,361.0

6500	Ministry of Transport, Works and Housing	519,056.0	133,843.0	19,212.0	55,616.0	122,309.0
6550	National Works Agency	851,702.0	236,666.0	700.0	64,775.0	206,640.0
	Total Ministry of Transport, Works and Housing	1,370,758.0	370,509.0	19,912.0	120,391.0	328,949.0

6700	Ministry of Water, Land, Environment and Climate Change	320,297.0	56,542.0	59,452.0	25,014.0	38,970.0
6746	Forestry Department	286,048.0	59,149.0	2,145.0	13,695.0	41,236.0
6747	National Land Agency	769,531.0	104,566.0	8,704.0	104,706.0	252,052.0
6748	National Environment and Planning Agency	467,882.0	78,137.0	29,863.0	26,734.0	21,510.0
	Total Ministry of Water, Land, Environment and Climate Change	1,843,758.0	298,394.0	100,164.0	170,149.0	353,768.0

7200	Ministry of Local Government and Community Development	218,314.0	57,308.0	710.0	27,088.0	74,584.0

	Total Recurrent	59,514,703.0	6,432,751.0	2,145,861.0	4,180,166.0	15,278,664.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
0100	His Excellency the Governor-General and Staff	—	—	—	—	—
0200	Houses of Parliament	—	500.0	—	111,841.0	211.0
0300	Office of the Public Defender	—	5,600.0	—	50.0	300.0
0400	Office of the Contractor-General	—	28,837.0	—	—	3,528.0
0500	Auditor General	—	—	1,000.0	181.0	1,103.0
0600	Office of the Services Commissions	—	—	—	—	715.0
0700	Office of the Children’s Advocate	—	—	—	346.0	800.0
0800	Independent Commission of Investigations	—	—	—	—	11,718.0
1500	Office of the Prime Minister	—	—	—	661,732.0	8,421.0
1510	Jamaica Information Service	—	—	—	—	—
	Total Office of the Prime Minister	—	—	—	661,732.0	8,421.0

1600	Office of the Cabinet	—	—	—	1,589.0	1,851.0
1649	Management Institute for National Development	300.0	—	—	—	—
	Total Office of the Cabinet	300.0	—	—	1,589.0	1,851.0

1700	Ministry of Tourism and Entertainment	—	—	—	2,954,505.0	6,680.0
2000	Ministry of Finance and Planning	308.0	—	—	2,419,788.0	80,968.0
2011	Accountant General	1,200.0	—	—	—	13,304.0
2012	Jamaica Customs Department	—	—	—	—	74,997.0
2018	Public Debt Charges (Interest Payments)	136,533,516.0	—	—	—	—
2019	Pensions	—	24,090,000.0	—	—	—
2056	Tax Administration Jamaica	—	—	—	—	31,120.0
	Total Ministry of Finance and Planning	136,535,024.0	24,090,000.0	—	2,419,788.0	200,389.0

2600	Ministry of National Security	—	—	—	214,957.0	116,269.0
2622	Police Department	—	—	—	—	72,025.0
2624	Department of Correctional Services	—	—	—	16,200.0	18,630.0
2653	Passport, Immigration and Citizenship Agency	—	—	—	2,500.0	33,473.0
	Total Ministry of National Security	—	—	—	233,657.0	240,397.0

2800	Ministry of Justice	—	—	—	222,935.0	12,055.0
2823	Court of Appeal	—	—	—	—	1,490.0
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	3,365.0
2827	Resident Magistrates’ Courts	—	—	—	—	16,180.0
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	12,900.0
2830	Administrator General	—	—	—	—	25,000.0
2831	Attorney General	—	—	100,000.0	—	350.0
2832	Trustee in Bankruptcy	—	—	—	—	328.0
2833	Office of the Parliamentary Counsel	—	—	—	—	730.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
2852	Legal Reform Department	—	—	—	140.0	280.0
2854	Court Management Services	—	—	—	—	19,112.0
	Total Ministry of Justice	—	—	100,000.0	223,075.0	91,790.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	—	—	297,172.0	23,504.0
4000	Ministry of Labour and Social Security	—	—	—	795,491.0	18,612.0
4100	Ministry of Education	—	—	846.0	71,624,277.0	—
4200	Ministry of Health	—	—	—	28,987,840.0	18,262.0
4220	Registrar General’s Department and Island Records Office	—	—	—	—	3,774.0
4234	Bellevue Hospital	—	—	—	1,000.0	3,500.0
4235	Government Chemist	—	—	—	—	4,548.0
	Total Ministry of Health	—	—	—	28,988,840.0	30,084.0

4500	Ministry of Youth and Culture	—	—	—	1,180,489.0	—
4551	Child Development Agency	—	—	500.0	684,923.0	16,233.0
	Total Ministry of Youth and Culture	—	—	500.0	1,865,412.0	16,233.0

5100	Ministry of Agriculture and Fisheries	—	—	—	2,153,193.0	20,163.0
5300	Ministry of Industry, Investment and Commerce	—	—	—	1,157,205.0	4,966.0
5338	The Companies Office of Jamaica	345.0	—	—	—	38,209.0
	Total Ministry of Industry, Investment and Commerce	345.0	—	—	1,157,205.0	43,175.0

5600	Ministry of Science, Technology, Energy and Mining	—	—	—	1,420,188.0	4,869.0
5639	Post and Telecommunications Department	—	—	405.0	8,021.0	20,040.0
	Total Ministry of Science, Technology, Energy and Mining	—	—	405.0	1,428,209.0	24,909.0

6500	Ministry of Transport, Works and Housing	—	—	—	895,055.0	12,436.0
6550	National Works Agency	—	—	—	—	80,195.0
	Total Ministry of Transport, Works and Housing	—	—	—	895,055.0	92,631.0

6700	Ministry of Water, Land, Environment and Climate Change	—	—	—	215,017.0	25,502.0
6746	Forestry Department	—	—	—	—	2,675.0
6747	National Land Agency	—	16,200.0	—	1,043.0	121,445.0
6748	National Environment and Planning Agency	—	—	—	3,490.0	—
	Total Ministry of Water, Land, Environment and Climate Change	—	16,200.0	—	219,550.0	149,622.0

7200	Ministry of Local Government and Community Development	—	—	—	7,123,312.0	13,000.0

	Total Recurrent	136,535,669.0	24,141,137.0	102,751.0	123,154,480.0	999,836.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
0100	His Excellency the Governor-General and Staff	—	—	—	—	—
0200	Houses of Parliament	—	—	—	—	—
0300	Office of the Public Defender	—	—	—	—	—
0400	Office of the Contractor-General	—	—	—	—	—
0500	Auditor General	—	—	—	—	—
0600	Office of the Services Commissions	—	—	—	—	—
0700	Office of the Children’s Advocate	—	—	—	—	—
0800	Independent Commission of Investigations	—	—	—	—	—
1500	Office of the Prime Minister	—	—	—	—	—
1510	Jamaica Information Service	—	—	—	—	—
	Total Office of the Prime Minister	—	—	—	—	—

1600	Office of the Cabinet	—	—	—	—	—
1649	Management Institute for National Development	—	—	—	—	2,500.0
	Total Office of the Cabinet	—	—	—	—	2,500.0

1700	Ministry of Tourism and Entertainment	—	—	—	—	—
2000	Ministry of Finance and Planning	—	—	—	—	—
2011	Accountant General	—	—	—	—	—
2012	Jamaica Customs Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2056	Tax Administration Jamaica	—	—	—	—	—
	Total Ministry of Finance and Planning	—	—	—	—	—

2600	Ministry of National Security	—	—	—	—	—
2622	Police Department	—	—	1,400.0	—	—
2624	Department of Correctional Services	—	—	—	—	—
2653	Passport, Immigration and Citizenship Agency	—	—	—	—	—
	Total Ministry of National Security	—	—	1,400.0	—	—

2800	Ministry of Justice	—	—	—	—	—
2823	Court of Appeal	—	—	—	—	—
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	—
2827	Resident Magistrates’ Courts	—	—	—	—	—
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	—
2830	Administrator General	—	—	—	—	—
2831	Attorney General	—	—	—	—	—
2832	Trustee in Bankruptcy	—	—	—	—	—
2833	Office of the Parliamentary Counsel	—	—	—	—	—

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
2852	Legal Reform Department	—	—	—	—	—
2854	Court Management Services	—	—	—	—	—
	Total Ministry of Justice	—	—	—	—	—

3000	Ministry of Foreign Affairs and Foreign Trade	10,080.0	—	—	—	—
4000	Ministry of Labour and Social Security	—	—	—	—	—
4100	Ministry of Education	—	—	—	—	—
4200	Ministry of Health	—	—	—	—	—
4220	Registrar General’s Department and Island Records Office	—	—	—	—	—
4234	Bellevue Hospital	—	—	—	—	—
4235	Government Chemist	—	—	—	—	—
	Total Ministry of Health	—	—	—	—	—

4500	Ministry of Youth and Culture	—	—	—	—	—
4551	Child Development Agency	—	—	—	—	—
	Total Ministry of Youth and Culture	—	—	—	—	—

5100	Ministry of Agriculture and Fisheries	—	—	—	—	—
5300	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5338	The Companies Office of Jamaica	—	—	—	—	—
	Total Ministry of Industry, Investment and Commerce	—	—	—	—	—

5600	Ministry of Science, Technology, Energy and Mining	—	—	—	—	—
5639	Post and Telecommunications Department	—	—	—	—	—
	Total Ministry of Science, Technology, Energy and Mining	—	—	—	—	—

6500	Ministry of Transport, Works and Housing	—	—	—	—	—
6550	National Works Agency	—	—	—	—	—
	Total Ministry of Transport, Works and Housing	—	—	—	—	—

6700	Ministry of Water, Land, Environment and Climate Change	—	—	—	—	—
6746	Forestry Department	—	—	—	—	—
6747	National Land Agency	—	—	—	—	—
6748	National Environment and Planning Agency	—	—	—	—	—
	Total Ministry of Water, Land, Environment and Climate Change	—	—	—	—	—

7200	Ministry of Local Government and Community Development	—	—	—	—	—

	Total Recurrent	10,080.0	—	1,400.0	—	2,500.0

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
0100	His Excellency the Governor-General and Staff	—	121,637.0	—	121,637.0	—
0200	Houses of Parliament	—	712,782.0	—	712,782.0	—
0300	Office of the Public Defender	—	76,561.0	—	76,561.0	—
0400	Office of the Contractor-General	—	209,695.0	—	209,695.0	—
0500	Auditor General	—	356,598.0	10,000.0	346,598.0	—
0600	Office of the Services Commissions	—	148,592.0	—	148,592.0	—
0700	Office of the Children’s Advocate	—	84,078.0	—	84,078.0	—
0800	Independent Commission of Investigations	—	288,000.0	—	288,000.0	—
1500	Office of the Prime Minister	—	1,527,407.0	172,819.0	1,354,588.0	—
1510	Jamaica Information Service	—	336,581.0	53,213.0	283,368.0	—
	Total Office of the Prime Minister	—	1,863,988.0	226,032.0	1,637,956.0	—

1600	Office of the Cabinet	—	383,910.0	—	383,910.0	—
1649	Management Institute for National Development	—	302,878.0	171,892.0	130,986.0	—
	Total Office of the Cabinet	—	686,788.0	171,892.0	514,896.0	—

1700	Ministry of Tourism and Entertainment	—	3,172,076.0	1,654,562.0	1,517,514.0	—
2000	Ministry of Finance and Planning	12,038,803.0	19,846,358.0	—	19,846,358.0	—
2011	Accountant General	—	393,951.0	—	393,951.0	—
2012	Jamaica Customs Department	—	3,126,248.0	676,000.0	2,450,248.0	—
2018	Public Debt Charges (Interest Payments)	—	136,533,516.0	—	136,533,516.0	—
2019	Pensions	—	24,090,000.0	—	24,090,000.0	—
2056	Tax Administration Jamaica	—	4,201,779.0	—	4,201,779.0	—
	Total Ministry of Finance and Planning	12,038,803.0	188,191,852.0	676,000.0	187,515,852.0	—

2600	Ministry of National Security	—	12,078,857.0	65,000.0	12,013,857.0	—
2622	Police Department	—	27,369,358.0	—	27,369,358.0	—
2624	Department of Correctional Services	—	4,409,348.0	—	4,409,348.0	—
2653	Passport, Immigration and Citizenship Agency	—	1,209,086.0	909,086.0	300,000.0	—
	Total Ministry of National Security	—	45,066,649.0	974,086.0	44,092,563.0	—

2800	Ministry of Justice	—	726,116.0	—	726,116.0	—
2823	Court of Appeal	—	134,318.0	—	134,318.0	—
2825	Director of Public Prosecutions	—	243,612.0	—	243,612.0	—
2826	Family Courts	—	156,755.0	—	156,755.0	—
2827	Resident Magistrates’ Courts	—	974,514.0	—	974,514.0	—
2828	Revenue Court	—	2,709.0	—	2,709.0	—
2829	Supreme Court	—	654,244.0	—	654,244.0	—
2830	Administrator General	—	226,500.0	130,000.0	96,500.0	—
2831	Attorney General	—	360,148.0	—	360,148.0	—
2832	Trustee in Bankruptcy	—	36,112.0	—	36,112.0	—
2833	Office of the Parliamentary Counsel	—	83,225.0	—	83,225.0	—

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects $’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
2852	Legal Reform Department	—	41,948.0	—	41,948.0	—
2854	Court Management Services	—	181,113.0	—	181,113.0	—
	Total Ministry of Justice	—	3,821,314.0	130,000.0	3,691,314.0	—

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,718,728.0	109,626.0	2,609,102.0	—
4000	Ministry of Labour and Social Security	—	2,601,426.0	465,000.0	2,136,426.0	—
4100	Ministry of Education	—	74,805,716.0	976,744.0	73,828,972.0	—
4200	Ministry of Health	—	31,266,560.0	200,352.0	31,066,208.0	—
4220	Registrar General’s Department and Island Records Office	—	692,521.0	692,521.0	—	—
4234	Bellevue Hospital	—	1,097,734.0	—	1,097,734.0	—
4235	Government Chemist	—	27,963.0	—	27,963.0	—
	Total Ministry of Health	—	33,084,778.0	892,873.0	32,191,905.0	—

4500	Ministry of Youth and Culture	—	1,440,263.0	50,000.0	1,390,263.0	—
4551	Child Development Agency	—	1,636,618.0	1,702.0	1,634,916.0	—
	Total Ministry of Youth and Culture	—	3,076,881.0	51,702.0	3,025,179.0	—

5100	Ministry of Agriculture and Fisheries	—	3,751,648.0	638,562.0	3,113,086.0	—
5300	Ministry of Industry, Investment and Commerce	—	1,677,455.0	73,620.0	1,603,835.0	—
5338	The Companies Office of Jamaica	—	302,309.0	302,309.0	—	—
	Total Ministry of Industry, Investment and Commerce	—	1,979,764.0	375,929.0	1,603,835.0	—

5600	Ministry of Science, Technology, Energy and Mining	—	2,008,124.0	40,100.0	1,968,024.0	—
5639	Post and Telecommunications Department	—	1,847,000.0	350,000.0	1,497,000.0	—
	Total Ministry of Science, Technology, Energy and Mining	—	3,855,124.0	390,100.0	3,465,024.0	—

6500	Ministry of Transport, Works and Housing	—	1,757,527.0	66,960.0	1,690,567.0	—
6550	National Works Agency	—	1,440,678.0	950,837.0	489,841.0	—
	Total Ministry of Transport, Works and Housing	—	3,198,205.0	1,017,797.0	2,180,408.0	—

6700	Ministry of Water, Land, Environment and Climate Change	—	740,794.0	—	740,794.0	—
6746	Forestry Department	—	404,948.0	3,700.0	401,248.0	—
6747	National Land Agency	—	1,378,247.0	984,550.0	393,697.0	—
6748	National Environment and Planning Agency	—	627,616.0	25,000.0	602,616.0	—
	Total Ministry of Water, Land, Environment and Climate Change	—	3,151,605.0	1,013,250.0	2,138,355.0	—

7200	Ministry of Local Government and Community Development	—	7,514,316.0	—	7,514,316.0	—

	Total Recurrent	12,038,803.0	384,538,801.0	9,774,155.0	374,764,646.0	—

2012-2013 Jamaica Budget
Capital
Summary of Total Expenditure by Objects $’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
1500A	Office of the Prime Minister	14,772.0	4,148.0	—	1,154.0	41,826.0
1500B	Office of the Prime Minister	—	—	—	—	15,000.0
1600A	Office of the Cabinet	—	—	—	—	30,000.0
1600B	Office of the Cabinet	—	8.0	—	—	160,054.0
2000A	Ministry of Finance and Planning	40,000.0	20,000.0	—	—	252,180.0
2000B	Ministry of Finance and Planning	—	—	—	—	327,349.0
2600A	Ministry of National Security	—	—	—	—	—
2600B	Ministry of National Security	274,138.0	30,018.0	10,692.0	13,843.0	578,944.0
2800A	Ministry of Justice	—	—	—	—	4,700.0
2800B	Ministry of Justice	41,642.0	1,080.0	—	—	244,788.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	61,545.0
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	160,854.0	39,643.0	—	1,044.0	354,285.0
4100A	Ministry of Education	—	—	—	—	—
4100B	Ministry of Education	104,233.0	12,623.0	—	120.0	677,171.0
4200A	Ministry of Health	—	—	—	—	400,000.0
4200B	Ministry of Health	333,506.0	82,209.0	—	—	670,268.0
4500A	Ministry of Youth and Culture	6,963.0	499.0	—	744.0	305,359.0
4500B	Ministry of Youth and Culture	63,772.0	11,080.0	—	3,800.0	116,479.0
5100A	Ministry of Agriculture and Fisheries	140,121.0	34,743.0	6,304.0	1,503.0	308,783.0
5100B	Ministry of Agriculture and Fisheries	79,286.0	19,546.0	—	1,721.0	393,846.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	10,000.0
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	1,044.0
5600A	Ministry of Science, Technology, Energy and Mining	70,895.0	28,683.0	2,695.0	5,397.0	245,332.0
5600B	Ministry of Science, Technology, Energy and Mining	38,493.0	3,786.0	200.0	948.0	232,205.0
6500A	Ministry of Transport, Works and Housing	18,357.0	4,506.0	—	—	936,640.0
6500B	Ministry of Transport, Works and Housing	—	—	—	—	1,113,400.0
6700A	Ministry of Water, Land, Environment and Climate Change	107,499.0	22,881.0	1,380.0	4,890.0	44,176.0
6700B	Ministry of Water, Land, Environment and Climate Change	79,695.0	26,796.0	4,551.0	3,630.0	248,538.0
7200A	Ministry of Local Government and Community Development	25,846.0	5,320.0	—	1,000.0	17,834.0
7200B	Ministry of Local Government and Community Development	—	—	—	—	—

	Total Capital	1,600,072.0	347,569.0	25,822.0	39,794.0	7,791,746.0

	Grand Total Recurrent and Capital	61,114,775.0	6,780,320.0	2,171,683.0	4,219,960.0	23,070,410.0

2012-2013 Jamaica Budget
Capital
Summary of Total Expenditure by Objects $’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
1500A	Office of the Prime Minister	—	—	—	970,000.0	18,840.0
1500B	Office of the Prime Minister	—	—	—	2,131,210.0	—
1600A	Office of the Cabinet	—	—	—	—	—
1600B	Office of the Cabinet	—	—	—	—	91,703.0
2000A	Ministry of Finance and Planning	—	—	—	170,000.0	198,480.0
2000B	Ministry of Finance and Planning	—	—	—	309,156.0	53,680.0
2600A	Ministry of National Security	—	—	—	—	876,400.0
2600B	Ministry of National Security	—	—	—	—	345,582.0
2800A	Ministry of Justice	—	—	—	—	86,000.0
2800B	Ministry of Justice	—	—	—	—	45,929.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	3,581,810.0	38,769.0
4100A	Ministry of Education	—	—	—	37,440.0	—
4100B	Ministry of Education	—	—	—	—	198,249.0
4200A	Ministry of Health	—	—	—	—	210,000.0
4200B	Ministry of Health	—	—	—	132,674.0	29,502.0
4500A	Ministry of Youth and Culture	—	—	—	—	—
4500B	Ministry of Youth and Culture	—	—	—	36,000.0	19,500.0
5100A	Ministry of Agriculture and Fisheries	—	—	—	1,682,840.0	26,301.0
5100B	Ministry of Agriculture and Fisheries	—	—	—	220,237.0	106,599.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5600A	Ministry of Science, Technology, Energy and Mining	—	—	—	1,418,000.0	3,702.0
5600B	Ministry of Science, Technology, Energy and Mining	—	—	—	—	368,548.0
6500A	Ministry of Transport, Works and Housing	—	—	—	4,599,305.0	2,500,030.0
6500B	Ministry of Transport, Works and Housing	—	—	—	1,354,000.0	15,150.0
6700A	Ministry of Water, Land, Environment and Climate Change	—	—	—	212,800.0	15,493.0
6700B	Ministry of Water, Land, Environment and Climate Change	—	—	—	1,119,474.0	53,546.0
7200A	Ministry of Local Government and Community Development	—	—	—	336,000.0	—
7200B	Ministry of Local Government and Community Development	—	—	—	151,786.0	—

	Total Capital	—	—	—	18,462,732.0	5,302,003.0

	Grand Total Recurrent and Capital	136,535,669.0	24,141,137.0	102,751.0	141,617,212.0	6,301,839.0

2012-2013 Jamaica Budget
Capital
Summary of Total Expenditure by Objects $’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
1500A	Office of the Prime Minister	6,000.0	—	—	—	—
1500B	Office of the Prime Minister	—	—	—	—	—
1600A	Office of the Cabinet	—	—	—	—	—
1600B	Office of the Cabinet	—	—	—	—	—
2000A	Ministry of Finance and Planning	—	187,607.0	—	198,170,157.0	5,000.0
2000B	Ministry of Finance and Planning	—	—	—	—	—
2600A	Ministry of National Security	718,600.0	44,910.0	—	—	—
2600B	Ministry of National Security	23,282.0	—	—	—	—
2800A	Ministry of Justice	409,300.0	—	—	—	—
2800B	Ministry of Justice	—	—	—	—	—
3000B	Ministry of Foreign Affairs and Foreign Trade	30,000.0	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	—	—
4100A	Ministry of Education	255,823.0	—	—	—	—
4100B	Ministry of Education	1,035,034.0	—	—	—	—
4200A	Ministry of Health	—	—	—	—	—
4200B	Ministry of Health	62,477.0	—	—	—	—
4500A	Ministry of Youth and Culture	2,500.0	—	—	—	—
4500B	Ministry of Youth and Culture	135,330.0	—	—	—	—
5100A	Ministry of Agriculture and Fisheries	232,355.0	5,000.0	17,030.0	—	31,000.0
5100B	Ministry of Agriculture and Fisheries	326,029.0	457,600.0	1,390.0	—	—
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5600A	Ministry of Science, Technology, Energy and Mining	—	18,500.0	—	—	—
5600B	Ministry of Science, Technology, Energy and Mining	—	—	—	—	404,000.0
6500A	Ministry of Transport, Works and Housing	40,000.0	—	—	—	—
6500B	Ministry of Transport, Works and Housing	6,636,828.0	—	—	—	—
6700A	Ministry of Water, Land, Environment and Climate Change	750.0	—	—	—	—
6700B	Ministry of Water, Land, Environment and Climate Change	—	—	—	—	—
7200A	Ministry of Local Government and Community Development	—	—	—	—	—
7200B	Ministry of Local Government and Community Development	—	—	—	—	—

	Total Capital	9,914,308.0	713,617.0	18,420.0	198,170,157.0	440,000.0

	Grand Total Recurrent and Capital	9,924,388.0	713,617.0	19,820.0	198,170,157.0	442,500.0

2012-2013 Jamaica Budget
Capital
Summary of Total Expenditure by Objects $’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
1500A	Office of the Prime Minister	—	1,056,740.0	—	1,056,740.0	—
1500B	Office of the Prime Minister	—	2,146,210.0	200,000.0	1,946,210.0	—
1600A	Office of the Cabinet	—	30,000.0	—	30,000.0	—
1600B	Office of the Cabinet	—	251,765.0	—	251,765.0	—
2000A	Ministry of Finance and Planning	—	199,043,424.0	5,000.0	199,038,424.0	—
2000B	Ministry of Finance and Planning	—	690,185.0	—	690,185.0	—
2600A	Ministry of National Security	—	1,639,910.0	1,051,000.0	588,910.0	—
2600B	Ministry of National Security	—	1,276,499.0	—	1,276,499.0	—
2800A	Ministry of Justice	—	500,000.0	400,000.0	100,000.0	—
2800B	Ministry of Justice	—	333,439.0	—	333,439.0	—
3000B	Ministry of Foreign Affairs and Foreign Trade	—	91,545.0	—	91,545.0	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	4,176,405.0	—	4,176,405.0	—
4100A	Ministry of Education	—	293,263.0	—	293,263.0	—
4100B	Ministry of Education	—	2,027,430.0	—	2,027,430.0	—
4200A	Ministry of Health	—	610,000.0	600,000.0	10,000.0	—
4200B	Ministry of Health	—	1,310,636.0	—	1,310,636.0	—
4500A	Ministry of Youth and Culture	—	316,065.0	—	316,065.0	—
4500B	Ministry of Youth and Culture	—	385,961.0	—	385,961.0	—
5100A	Ministry of Agriculture and Fisheries	—	2,485,980.0	311,629.0	2,174,351.0	—
5100B	Ministry of Agriculture and Fisheries	—	1,606,254.0	—	1,606,254.0	—
5300A	Ministry of Industry, Investment and Commerce	—	10,000.0	—	10,000.0	—
5300B	Ministry of Industry, Investment and Commerce	—	1,044.0	—	1,044.0	—
5600A	Ministry of Science, Technology, Energy and Mining	—	1,793,204.0	237,185.0	1,556,019.0	—
5600B	Ministry of Science, Technology, Energy and Mining	—	1,048,180.0	—	1,048,180.0	—
6500A	Ministry of Transport, Works and Housing	—	8,098,838.0	2,300,000.0	5,798,838.0	—
6500B	Ministry of Transport, Works and Housing	—	9,119,378.0	—	9,119,378.0	—
6700A	Ministry of Water, Land, Environment and Climate Change	—	409,869.0	57,871.0	351,998.0	—
6700B	Ministry of Water, Land, Environment and Climate Change	—	1,536,230.0	—	1,536,230.0	—
7200A	Ministry of Local Government and Community Development	—	386,000.0	—	386,000.0	—
7200B	Ministry of Local Government and Community Development	—	151,786.0	—	151,786.0	—

	Total Capital	—	242,826,240.0	5,162,685.0	237,663,555.0	—

	Grand Total Recurrent and Capital	12,038,803.0	627,365,041.0	14,936,840.0	612,428,201.0	—

2012-2013 Jamaica Budget
Recurrent
Summary of Total Expenditure Classified by Objects $’000

	Object Classification	Actual Expenditure 2010-2011	Pct of Gross Total	Approved Estimates 2011-2012	Pct of Gross Total	Revised Estimates 2011-2012	Pct of Gross Total	Estimates 2012-2013	Pct of Gross Total
21	Compensation of Employees	53,189,955.0	15.5	55,139,029.0	15.4	58,939,173.0	16.3	59,514,703.0	15.5
22	Travel Expenses and Subsistence	6,040,788.0	1.8	6,229,742.0	1.7	6,141,673.0	1.7	6,432,751.0	1.7
23	Rental of Property, Machinery and Equipment	1,935,900.0	0.6	1,949,856.0	0.5	1,974,819.0	0.5	2,145,861.0	0.6
24	Public Utility Services	4,013,575.0	1.2	3,574,443.0	10.0	4,292,992.0	1.2	4,180,166.0	1.1
25	Purchases of Other Goods and Services	13,854,360.0	4.0	14,394,717.0	4.0	14,507,349.0	4.0	15,278,664.0	4.0
26	Interest Payments	132,911,454.0	38.6	131,085,183.0	36.5	120,719,285.0	33.6	136,535,669.0	35.5
28	Retirement Benefits	16,762,262.0	4.9	21,941,472.0	6.0	21,795,517.0	6.0	24,141,137.0	6.3
29	Awards and Indemnities	13,806.0	0.0	14,046.0	0.0	4,046.0	0.0	102,751.0	0.0
30	Grants and Contributions	114,700,741.0	33.2	117,006,187.0	32.6	130,274,473.0	36.2	123,154,480.0	32.0
31	Purchases of Equipment (Capital Goods)	550,074.0	0.2	962,573.0	0.3	934,114.0	0.3	999,836.0	0.3
32	Land and Structures	—	—	12,208.0	0.0	12,208.0	0.0	10,080.0	0.0
34	Purchase of Livestock and Other Animals	8,000.0	0.0	—	—	1,400.0	0.0	1,400.0	0.0
36	Loans	5,000.0	0.0	—	—	—	—	2,500.0	0.0
99	Unclassified	—	—	6,627,512.0	1.8	—	—	12,038,803.0	3.1
	Gross Total	343,985,915.0	100.0	358,936,968.0	100.0	359,597,049.0	100.0	384,538,801.0	100.0
	Less Appropriations-In-Aid	(5,774,515.0)	—	(7,581,600.0)	—	(8,305,363.0)	—	(9,774,155.0)	—
	Net Total	338,211,400.0	100.0	351,355,368.0	100.0	351,291,686.0	100.0	374,764,646.0	100.00

2012-2013 Jamaica Budget
Capital
Summary of Total Expenditure Classified by Objects $’000

	Object Classification	Actual Expenditure 2010-2011	Pct of Gross Total	Approved Estimates 2011-2012	Pct of Gross Total	Revised Estimates 2011-2012	Pct of Gross Total	Estimates 2012-2013	Pct of Gross Total
21	Compensation of Employees	1,035,891.0	0.6	1,517,610.0	0.8	1,418,240.0	0.8	1,600,072.0	0.7
22	Travel Expenses and Subsistence	235,780.0	0.1	395,106.0	0.2	373,981.0	0.2	347,569.0	0.1
23	Rental of Property, Machinery and Equipment	14,675.0	0.0	33,299.0	0.0	28,364.0	0.0	25,822.0	0.0
24	Public Utility Services	20,687.0	0.0	38,496.0	0.0	35,032.0	0.0	39,794.0	0.0
25	Purchases of Other Goods and Services	6,485,463.0	4.0	10,439,717.0	5.3	9,001,963.0	4.8	7,791,746.0	3.2
30	Grants and Contributions	36,328,769.0	22.3	28,343,887.0	14.4	26,636,871.0	14.1	18,462,732.0	7.6
31	Purchases of Equipment (Capital Goods)	10,214,583.0	6.3	4,983,131.0	2.5	4,240,453.0	2.3	5,302,003.0	2.2
32	Land and Structures	8,732,359.0	5.4	10,726,530.0	5.5	9,038,477.0	4.8	9,914,308.0	4.0
33	Financial Investments	546,714.0	0.3	3,138,117.0	1.6	6,540,256.0	3.5	713,617.0	0.3
34	Purchase of Livestock and Other Animals	12,910.0	0.0	15,780.0	0.0	12,793.0	0.0	18,420.0	0.0
35	Loan Repayments and Sinking Fund Contributions	98,309,218.0	60.7	132,259,388.0	67.4	128,056,087.0	68.0	198,170,157.0	81.5
36	Loans	67,000.0	0.0	2,828,935.0	1.4	2,785,466.0	1.5	440,000.0	0.2
99	Unclassified	—	—	1,500,000.0	0.8	—	—	—	—
	Gross Total	162,004,049.0	100.0	196,219,996.0	100.0	188,167,983.0	100.0	242,826,240.0	100.0
	Less Appropriations-In-Aid	(3,192,899.0)	—	(3,545,192.0)	—	(4,011,651.0)	—	(5,162,685.0)	—
	Net Total	158,811,150.0	100.0	192,674,804.0	100.0	184,156,332.0	100.0	237,663,555.0	100.0

2012-2013 Jamaica Budget
Total Recurrent and Capital
Summary of Total Expenditure Classified by Objects $’000

	Object Classification	Actual Expenditure 2010-2011	Pct of Gross Total	Approved Estimates 2011-2012	Pct of Gross Total	Revised Estimates 2011-2012	Pct of Gross Total	Estimates 2012-2013	Pct of Gross Total
21	Compensation of Employees	54,225,846.0	10.6	56,656,639.0	10.1	60,357,413.0	11.0	61,114,775.0	9.6
22	Travel Expenses and Subsistence	6,276,568.0	1.2	6,624,848.0	1.2	6,515,654.0	1.2	6,780,320.0	1.1
23	Rental of Property, Machinery and Equipment	1,950,575.0	0.4	1,983,155.0	0.4	2,003,183.0	0.4	2,171,683.0	0.3
24	Public Utility Services	4,034,262.0	0.8	3,612,939.0	0.7	4,328,024.0	0.8	4,219,960.0	0.7
25	Purchases of Other Goods and Services	20,339,823.0	4.0	24,834,434.0	4.5	23,509,312.0	4.3	23,070,410.0	3.7
26	Interest Payments	132,911,454.0	26.3	131,085,183.0	23.6	120,719,285.0	22.0	136,535,669.0	21.8
28	Retirement Benefits	16,762,262.0	3.3	21,941,472.0	4.0	21,795,517.0	4.0	24,141,137.0	3.8
29	Awards and Indemnities	13,806.0	0.0	14,046.0	0.0	4,046.0	0.0	102,751.0	0.0
30	Grants and Contributions	151,029,510.0	29.8	145,350,074.0	26.1	156,911,344.0	28.6	141,617,212.0	22.6
31	Purchases of Equipment (Capital Goods)	10,764,657.0	2.1	5,945,704.0	1.1	5,174,567.0	0.9	6,301,839.0	1.0
32	Land and Structures	8,732,359.0	1.7	10,738,738.0	1.9	9,050,685.0	1.7	9,924,388.0	1.6
33	Financial Investments	546,714.0	0.1	3,138,117.0	0.6	6,540,256.0	1.2	713,617.0	0.1
34	Purchase of Livestock and Other Animals	20,910.0	0.0	15,780.0	0.0	14,193.0	0.0	19,820.0	0.0
35	Loan Repayments and Sinking Fund Contributions	98,309,218.0	19.3	132,259,388.0	23.8	128,056,087.0	23.3	198,170,157.0	31.6
36	Loans	72,000.0	0.0	2,828,935.0	0.5	2,785,466.0	0.5	442,500.0	0.1
99	Unclassified	—	—	8,127,512.0	1.5	—	—	12,038,803.0	1.9
	Gross Total	505,989,964.0	100.0	555,156,964.0	100.0	547,765,032.0	100.0	627,365,041.0	100.0
	Less Appropriations-In-Aid	(8,967,414.0)	—	(11,126,792.0)	—	(12,317,014.0)	—	(14,936,840.0)	—
	Net Total	497,022,550.0	100.0	544,030,172.0	100.0	535,448,018.0	100.0	612,428,201.0	100.0

2012-2013 JAMAICA BUDGET

STATEMENT I

RECEIPTS AND PAYMENTS OF THE CONSOLIDATED FUND

1st APRIL, 2011 To 31st MARCH, 2012

	$	$		$	$
RECEIPTS			PAYMENTS

RECURRENT REVENUE			RECURRENT EXPENDITURE

Taxation Revenue	286,196,042,278		Statutory Expenditure	136,812,086,000
Non-Tax Revenue	16,996,253,817	303,192,296,095	Voted Expenditure	214,560,722,000	351,372,808,000

Transfer from Capital Development Fund		1,822,267,696

CAPITAL REVENUE AND LOAN RECEIPTS

CAPITAL REVENUE:			CAPITAL EXPENDITURE

Royalties	297,586,528		Statutory Expenditure	114,608,508,000
Extraordinary Receipts	3,644,158,596		Voted Expenditure	52,075,467,000	166,683,975,000
Loan Repayments (Principal)	9,876,782,997	13,818,528,121

LOAN RECEIPTS:

INTERNAL MARKET LOANS

Local Registered Stock
Treasury Bond
Investment Bonds	109,719,086,947
Indexed Bonds
Loans from Commercial Banks	400,000,000
Other	20,965,763,000	131,084,849,947

EXTERNAL LOANS

World Bank (IBRD)	10,680,007,761
IADB	9,283,410,027
Caribbean Development Bank	4,979,710,583
China	1,763,069,000
OPEC	861,862,000
Other	2,216,224,000
VIF	155,466,000
		29,939,749,371

OTHER RECEIPTS			OTHER PAYMENTS
Treasury Bills Issued	14,105,358,614		Treasury Bills Redeemed		14,093,487,922
Over Issues	2,308,955,350		Short Issues		—
Cash Balance 1st April, 2011	50,180,991,519		Cash Balance 31st March, 2012		14,302,725,792

		66,595,305,484

		546,452,996,714			546,452,996,714

The figures appearing in these statements are preliminary and therefore subject to change

2012-2013 JAMAICA BUDGET

STATEMENT II

DEFICIT FINANCING ACCOUNT

FINANCIAL YEAR ENDED 31ST MARCH, 2012

	$	$

CURRENT ACCOUNT

Recurrent Revenue	305,014,563,791
Recurrent Expenditure	351,372,808,000

Deficit on Current Account		(46,358,244,209)

CAPITAL ACCOUNT

Capital Revenue	13,818,528,121
Capital Expenditure	166,683,975,000

Deficit on Capital Account		(152,865,446,879)

Total Deficit on Current and Capital Accounts		(199,223,691,088)

Net Treasury Bills Issued		11,870,693

Financing Requirement		(199,211,820,396)

Shortfall financed from Loans raised in 2011/12 and Cash Balance brought forward 1st April, 2011		199,211,820,396

2012-2013 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

	APPROVED ESTIMATES 2011 - 2012 $	CONSOLIDATED FUND RECEIPTS 2011 - 2012 $

ORDINARY REVENUE

A. TAXATION REVENUE
Customs	24,424,015,169	20,073,177,219
General Consumption Tax	96,458,166,865	88,283,763,182
Special Consumption Tax	40,165,517,047	35,708,957,343
Income Tax	112,501,635,110	106,430,282,591
Stamp Duties	8,352,886,659	8,613,772,758
Motor Vehicle Licences	1,943,990,632	1,737,820,976
Other Licences	289,540,465	375,893,734
Travel Tax	5,044,589,501	4,921,241,266
Betting, Gaming and Lotteries - Duties, Fees, Levies	1,671,481,879	1,640,921,976
Education Tax	14,476,132,692	14,996,806,949
Contractors Levy	924,763,850	1,171,169,034
Environmental Levy	2,202,998,113	2,242,235,249

TOTAL TAXATION REVENUE	308,455,717,982	286,196,042,278

B. NON-TAX REVENUE
Post Office	1,139,095,000	1,137,498,674
Interest	1,909,652,373	1,091,326,416
Departmental and Other Miscellaneous Revenue	15,031,032,215	14,767,428,727

TOTAL NON-TAX REVENUE	18,079,779,588	16,996,253,817

TOTAL ORDINARY REVENUE	326,535,497,570	303,192,296,095

Transfers from Capital Development Fund	1,786,126,900	1,822,267,696

TOTAL RECURRENT REVENUE	328,321,624,470	305,014,563,791

C. CAPITAL REVENUE
Royalties	534,960,007	297,586,528
Land Sales	0	0
Loan Repayments	8,647,437,686	9,876,782,997
Extraordinary Receipts	13,279,700,524	3,644,158,596

TOTAL CAPITAL REVENUE	22,462,098,217	13,818,528,121

TOTAL RECURRENT AND CAPITAL REVENUE	350,783,722,687	318,833,091,912

2012-2013 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

	APPROVED ESTIMATES 2011 - 2012 $	CONSOLIDATED FUND RECEIPTS 2011 - 2012 $

D. LOAN RECEIPTS

1. EXTERNAL LOANS
(a) Multilateral	40,599,632,000	25,971,044,371
(b) Bilateral	3,175,742,000	3,968,705,000
(c) Capital Markets	0	0

TOTAL EXTERNAL LOANS	43,775,374,000	29,939,749,371

2. DOMESTIC LOANS
(a) Local Registered Stock	97,002,820,952
(b) Treasury Bond
(d) Benchmark Investment Bonds		109,719,086,947
(e ) Treasury Bills		16,414,313,964
(e) Indexed Bonds
(f) Loans from Commercial Banks		400,000,000
(g) Other		20,965,763,000

TOTAL DOMESTIC LOANS	97,002,820,952	147,499,163,911

TOTAL LOAN RECEIPTS	140,778,194,952	177,438,913,283

TOTAL REVENUE	491,561,917,639	496,272,005,194

2012-2013 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2011 - 2012 $	Issues from the Consolidated Fund 2011 - 2012 $

RECURRENT EXPENDITURE

Statutory Expenditure

Public Debt Charges	120,717,986,000	120,717,053,000
Other Statutory Expenditure	16,106,156,000	16,095,033,000

Total Statutory	136,824,142,000	136,812,086,000

Voted Expenditure

His Excellency, the Governor-General and Staff	49,894,000	49,850,000
Houses of Parliament	693,720,000	693,709,000
Office of the Public Defender	60,148,000	57,763,000
Office of the Contractor-General	199,002,000	199,002,000
Auditor General	323,995,000	323,356,000
Office of the Services Commissions	148,564,000	148,564,000
Office of the Children’s Advocate	71,608,000	67,189,000
Independent Commission of Investigations	236,710,000	236,710,000
Office of the Prime Minister and Departments	2,285,476,000	2,220,375,000
Office of the Cabinet and Department	668,264,000	634,233,000
Ministry of Tourism and Entertainment	2,080,954,000	1,988,860,000
Office of the Prime Minister (Local Government)	3,923,939,000	3,923,939,000
Ministry of Finance and Planning and Departments	18,998,371,000	18,920,795,000
Ministry of National Security and Departments	44,440,159,000	44,433,359,000
Ministry of Justice and Departments	5,233,039,000	5,044,028,000
Ministry of Foreign Affairs and Foreign Trade	2,538,401,000	2,538,401,000
Ministry of Labour and Social Security	1,968,181,000	1,968,181,000
Ministry of Education	75,741,557,000	75,741,557,000
Ministry of Health and Departments	34,355,491,000	34,284,673,000
Ministry of Youth, and Culture and Department	3,526,268,000	3,427,153,000
Ministry of Agriculture and Fisheries	3,217,355,000	3,217,355,000
Ministry of Industry, Investment and Commerce	1,786,954,000	1,750,227,000
Ministry of Science, Technology, Energy and Mining	3,255,608,000	3,255,608,000
Ministry of Water, Environment and Housing	615,171,000	615,171,000
Ministry of Housing, Environment, Water and Local Government	1,968,093,000	1,968,093,000
Ministry of Transport, Works and Housing and Department	1,871,097,000	1,869,220,000
Ministry of Water, Land, Environment and Climate Change	1,428,952,000	1,419,344,000
Ministry of Local Government and Community Development	3,771,656,000	3,564,007,000

Total Voted	215,458,627,000	214,560,722,000

Total Recurrent	352,282,769,000	351,372,808,000

2012-2013 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2011 - 2012 $	Issues from the Consolidated Fund 2011 - 2012 $

CAPITAL EXPENDITURE

Statutory Expenditure

Amortisation	128,056,087,000	114,608,508,000

Total Statutory	128,056,087,000	114,608,508,000

Voted Expenditure

Office of the Prime Minister	6,107,816,000	5,507,471,000
Office of the Cabinet	417,540,000	384,840,000
Office of the Prime Minister (Local Government)	215,832,000	215,832,000
Ministry of Finance and Planning	18,243,448,000	17,850,991,000
Ministry of National Security	2,416,670,000	2,065,945,000
Ministry of Justice	398,440,000	333,906,000
Ministry of Foreign Affairs and Foreign Trade	26,708,000	26,708,000
Ministry of Labour and Social Security	3,900,332,000	3,865,914,000
Ministry of Education	1,669,961,000	1,497,124,000
Ministry of Health	1,490,059,000	1,283,597,000
Ministry of Youth, and Culture	324,497,000	171,615,000
Ministry of Agriculture and Fisheries	3,545,896,000	2,866,893,000
Ministry of Industry, Investment and Commerce	91,756,000	63,667,000
Ministry of Science, Technology, Energy and Mining	1,400,093,000	1,367,270,000
Ministry of Water, Environment and Housing	1,820,292,000	1,820,292,000
Ministry of Housing, Environment, Water and Local Government	214,331,000	205,727,000
Ministry of Transport, Works and Housing	13,093,096,000	11,824,197,000
Ministry of Water, Land, Environment and Climate Change	493,460,000	493,460,000
Ministry of Local Government and Community Development	230,018,000	230,018,000

Total Voted	56,100,245,000	52,075,467,000

Total Capital	184,156,332,000	166,683,975,000

Total Recurrent and Capital	536,439,101,000	518,056,783,000

2012-2013 JAMAICA BUDGET

STATEMENT V

CONSOLIDATED FUND BALANCES

31ST MARCH, 2012

	$	$
GENERAL REVENUE BALANCES

A. RECURRENT REVENUE
Recurrent Revenue	305,014,563,791
Recurrent Expenditure	351,372,808,000

Deficit on Recurrent Revenue		(46,358,244,209)

B. CAPITAL REVENUE
Capital Revenue	13,818,528,121

C. LOAN FUND BALANCES

(i) Long Term Loans:
(a) External Loans Raised	29,939,749,371
(b) Internal Market Loans Raised	131,084,849,947

	161,024,599,319

Total Capital Revenue and Loan Fund Balances (B+C)	174,843,127,439

Capital Expenditure	166,683,975,000

Surplus on Capital Revenue and Loan Receipts		8,159,152,439

Net Deficit		(38,199,091,770)

Add:
(i) Surrender of Over Issues (Previous Financial Years)	2,308,955,350
(ii) Net Treasury Bills Issued	11,870,693
(iii) Cash Balance brought forward 1st April, 2011	50,180,991,519	52,501,817,562

		14,302,725,792

Cash Balance 31st March, 2012		14,302,725,792

2012-2013 JAMAICA BUDGET

STATEMENT VI

CAPITAL DEVELOPMENT FUND

31ST MARCH, 2012

	$	$
Bauxite Production Levy Received	53,997,083,771
Less: Refund/Remissions	630,614,273

Net Receipts		53,366,469,498
Add: Retained Earnings at 31st March, 2011		2,693,089,608

		56,059,559,106
Less: (a) Transfers to Consolidated Fund
1974/1975	85,000,000
1975/1976	125,000,000
1976/1977	80,000,000
1977/1978	110,000,000
1978/1979	268,000,000
1979/1980	232,500,000
1980/1981	230,000,000
1981/1982	300,000,000
1982/1983	182,000,000
1983/1984	140,000,000
1984/1985	397,000,000
1985/1986	204,000,000
1986/1987	414,000,000
1987/1988	269,000,000
1988/1989	315,000,000
1989/1990	265,000,000
1990/1991	555,400,000
1991/1992	1,050,000,000
1992/1993	—
1993/1994	2,000,000,000
1994/1995	1,500,000,000
1995/1996	4,256,000,000
1996/1997	1,500,000,000
1997/1998	3,439,000,000
1998/1999	2,300,000,000
1999/2000	1,900,000,000
2000/2001	2,900,000,000
2001/2002	1,740,000,000
2002/2003	1,436,900,000
2003/2004	1,767,500,000
2004/2005	2,354,700,000
2005/2006	2,996,600,000
2006/2007	3,845,000,000
2007/2008	4,268,200,000
2008/2009	4,200,000,000
2009/2010	510,555,000
2010/2011	1,400,000,000
2011/2012	1,822,267,696
Total Transfers	51,358,622,696

(b) Grants	4,544,084,400
(c) Net Levy Written off	153,314,561	56,056,021,657

Value of Fund at 31st March, 2012		3,537,449

2012-2013 JAMAICA BUDGET

STATEMENT VII

CONTINGENCIES FUND

31ST MARCH, 2012

$

Contingencies Fund Provision	94,000,000

Balance as at 31st March, 2012	94,000,000

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2012

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS

(a) TREASURY BILLS

Treasury Bills Issue - 6.22% Due -Apr-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.27% Due -Apr-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.24% Due -Apr-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.21% Due -May-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.28% Due -May-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.27% Due -Jun-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.46% Due Jun-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.53% Due -July-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.57% Due -Aug-12	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.47% Due -Sep-12	JAM	400,000,000.00	400,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		4,000,000,000.00

(b) Land Bonds

GLB20056 0 - 16% DUE 2020 (1 - 3 SOUTH ODEON AVENUE, KINGSTON 10)	JAM	10,600,000.00	10,600,000.00
GLB2005 0 - 16% DUE 2025 (PROVIDENCE ESTATE, MAHOE BAY, ST. JAMES)	JAM	134,600,000.00	134,600,000.00
GLB2006 1 - 15.75% DUE 2026 (WENTHWORTH ESTATES, ST. MARY)	JAM	27,300,000.00	27,300,000.00
GLB2006 2 - 15.75% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	20,400,000.00	20,400,000.00
GLB2006 3 - 15.75% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	7,200,000.00	7,200,000.00

SUB-TOTAL (b) Land Bonds	JAM		200,100,000.00

(e) US$ Denominated Bonds

GOJ FIXED RATE LOCAL US$17.2mn LOAN - 9.25% DUE 2012 (Assumption of NWC’s Debt)	US$	1,517,647.07	132,490,589.21
GOJ FIXED RATE LOCAL US DOLLAR NOTE - 3% DUE 2019 (PDF)	US$	108,424,991.74	9,465,501,778.55
GOJ FIXED RATE LOCAL US DOLLAR NOTE ISSUE - 3.0% DUE 2019 (Assumption of SCJ’s Debt to	US$	86,662,856.65	7,565,667,385.55
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 3% (PDF)	US$	10,965,000.00	957,244,500.00
GOJ FIXED RATE LOCAL US DOLLAR NOTE ISSUE - 3.0% DUE 2031 (Assumption of Air Ja’s Debt	US$	195,279,353.98	17,047,887,602.45
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 6.75% DUE 2013 (Tranche 1)	US$	50,000,000.00	4,365,000,000.00
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 7.0% DUE 2014 (Tranche 2)	US$	50,000,000.00	4,365,000,000.00
GOJ FIXED RATE LOCAL US DOLLAR NOTE - 2.5% DUE 2027 (PDF)	US$	230,000,000.00	20,079,000,000.00

SUB-TOTAL (e) US$ Denominated Bonds	US$	732,849,849.44	63,977,791,855.76

			87.30
(f) Euro Denominated Loan

GOJ FIXED RATE LOCAL EURO 3.85mn LOAN - 9.25% DUE 2012 (Assumption of NWC’s Debt)		€1,925,000.00	222,449,150.00

SUB-TOTAL (f) Euro Denominated loan		€1,925,000.00	222,449,150.00

			115.56
(h) Jamaica Dollar Benchmark Investment Notes

GOJ FIXED RATE 7.20% BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	4,000,000,000.00	4,000,000,000.00
GOJ FIXED RATE 8.75% BENCHMARK INVESTMENT NOTE - DUE 2022	JAM	4,000,000,000.00	4,000,000,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	2,000,000,000.00	2,000,000,000.00
GOJ FIXED RATE 12.0% BENCHMARK INVESTMENT NOTE - DUE 2014	JAM	37,789,231,700.00	37,789,231,700.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	62,742,094,515.00	62,742,094,515.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTE - DUE 2046	JAM	3,000,000,000.00	3,000,000,000.00
GOJ FIXED RATE 12.50% BENCHMARK INVESTMENT NOTE - DUE 2014	JAM	50,421,767,115.00	50,421,767,115.00
GOJ FIXED RATE 12.625% BENCHMARK INVESTMENT NOTE - DUE 2016	JAM	48,431,740,098.00	48,431,740,098.00
GOJ FIXED RATE 12.75% BENCHMARK INVESTMENT NOTE - DUE 2019	JAM	45,407,271,173.60	45,407,271,173.60
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTE - DUE 2024	JAM	43,133,721,356.00	43,133,721,356.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTE - DUE 2040	JAM	32,536,595,080.00	32,536,595,080.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2012	JAM	12,235,047,562.00	12,235,047,562.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	9,567,315,672.00	9,567,315,672.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2013A	JAM	20,861,896,600.00	20,861,896,600.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	46,432,948,000.00	46,432,948,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2017	JAM	62,593,833,826.00	62,593,833,826.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2018	JAM	55,972,041,265.00	55,972,041,265.00

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2012

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2020	JAM	58,889,004,779.00	58,889,004,779.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2020A	JAM	11,186,478,500.00	11,186,478,500.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2022	JAM	27,929,143,400.00	27,929,143,400.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	55,386,052,171.00	55,386,052,171.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2032	JAM	38,699,888,471.00	38,699,888,471.00

SUB-TOTAL (h) Jamaica Dollar Benchmark Investment Notes	JAM		733,216,071,283.60

(I) United States Dollar Local Benchmark Investment Notes

GOJ FIXED RATE 6.75% US$ BENCHMARK NOTE DUE - 2013	US$	287,498,975.00	25,098,660,517.50
GOJ FIXED RATE 7.0% US$ BENCHMARK NOTE DUE - 2014	US$	268,559,375.00	23,445,233,437.50
GOJ FIXED RATE 7.25% US$ BENCHMARK NOTE DUE - 2016	US$	371,751,350.00	32,453,892,855.00

SUB-TOTAL (I) United States Dollar Local Benchmark Investment Notes	JAM		80,997,786,810.00

			87.30
(j) CPI-Indexed Investment Notes

CPI -INDEXED INVESTMENT NOTES - DUE 2022	JAM	5,976,366,000.00	7,108,073,316.19
CPI -INDEXED INVESTMENT NOTES - DUE 2030	JAM	15,269,794,000.00	18,161,340,306.99

SUB-TOTAL (j) CPI-Indexed Investment Notes	JAM		25,269,413,623.18

			1.19

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		907,883,612,722.54

III INSTITUTIONAL LOANS (LOCAL)

(a) COMMERCIAL BANKS

BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $3,000.00Mn)	JAM	2,475,000,000.00	2,475,000,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $500.00Mn)	JAM	412,500,000.00	412,500,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - (Acquisition of Police Vehicles)	JAM	36,989,623.64	36,989,623.64

SUB-TOTAL BANK OF NOVA SCOTIA JA. LTD.	JAM		2,924,489,623.64

NATIONAL COMMERCIAL BANK (Assumption of SCJ Debt - $1,680.0.0mn)	JAM	840,000,000.00	840,000,000.00

SUB-TOTAL NATIONAL COMMERCIAL BANK JA. LTD.	JAM		840,000,000.00

SUB-TOTAL (a) COMMERCIAL BANKS	JAM		3,764,489,623.64

(b) PUBLIC SECTOR ENTITIES

N.I.F. - PROMISSORY NOTE $134.29Mn - DUE 2019 (Re: W/H Tax on LRS)	JAM	45,661,881.32	40,289,895.26

SUB-TOTAL NATIONAL INSURANCE FUND (NIF)	JAM		40,289,895.26

NATIONAL HOUSING TRUST (Stadium Gardens)	JAM	206,098.62	206,098.62
NATIONAL HOUSING TRUST (Renovation of JDF Housing Stock)	JAM	49,835,382.92	49,835,382.92

SUB-TOTAL NATIONAL HOUSING TRUST	JAM		50,041,481.54

DEVELOPMENT BANK OF JAMAICA (Assumption of SCJ Debt to DBJ)		903,751,168.73	903,751,168.73

SUB-TOTAL DEVELOPMENT BANK OF JAMAICA	JAM		903,751,168.73

SUB-TOTAL (b) PUBLIC SECTOR ENTITIES	JAM		994,082,545.53

SUB-TOTAL CATEGORY III (INSTITUTIONAL LOANS - LOCAL)	JAM		4,758,572,169.17

TOTAL INTERNAL DEBT	JAM		912,642,339,724.40

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES

1) BANQUE PARIBAS
FINANCING OF 17 RENAULT GARBAGE COMPACTORS	US	42,032.00	3,669,393.60
FINANCING OF 17 RENAULT GARBAGE COMPACTORS	US	853,651.00	74,523,732.30

TOTAL BANQUE PARIBAS			78,193,125.90

2) BOND HOLDERS
US$300M 9% NOTES DUE 2015	US	300,000,000.00	26,190,000,000.00
EURO 150M BOND 10.50% 2014	EURO	150,000,000.00	17,381,775,000.00
EURO 200M BOND 11% 2012	EURO	200,000,000.00	23,175,700,000.00
US250M BOND (11.625%) 2022	US	250,000,000.00	21,825,000,000.00
US300M BOND ( 10.625%) 2017	US	425,000,000.00	37,102,500,000.00
US$250M 9.25% NOTES DUE 2025	US	250,000,000.00	21,825,000,000.00
US$250M 8.5% BOND 2036	US	250,000,000.00	21,825,000,000.00
US$500M 8 % BOND 2039	US	500,000,000.00	43,650,000,000.00
US$750M 8% GLOBAL BOND 2019	US	750,000,000.00	65,475,000,000.00

TOTAL - BOND HOLDERS			278,449,975,000.00

3) CITIBANK N.A.
PURCHASE OF STEEL BRIDGES & FLYOVERS (GUARANTEED)	UK	1,210,000.00	168,528,800.00

TOTAL - CITIBANK N.A			168,528,800.00

4) HSBC
HSBC - RURAL BRIDGE PROGRAM ECDG GUARANTEE 15.3M	UK	1,753,684.00	244,253,107.52

TOTAL - HSBC			244,253,107.52

5) ING BANK N.V.
SUPPLY OF THREE DAMEN OFFSHORE SURVEILLANCE VESSELS FOR JDF	US	10,440,538.00	911,458,967.40

TOTAL - ING BANK N.V.			911,458,967.40

6) COMMERZBANK
FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140A)	EURO	27,681,885.00	3,207,735,310.97
FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140B)	EURO	6,615,823.00	766,631,645.51
Addendum FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140B 2)	EURO	2,822,114.00	327,022,337.15
63 MISTRAL BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1169)	EURO	12,525,157.00	1,451,396,405.42
FINANCING OF BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1168)	EURO	7,060,809.00	818,195,955.71
37 JONCKHEERE BUSES 30 VDL (1178)	EURO	7,554,890.00	875,449,320.87
160 BUSES AND SPARE PARTS (1179)	EURO	49,318,633.00	5,714,969,214.09
230 JONCKHEERE MISTRAL BUSES, SPARE PARTS AND TOOLS (1195)	EURO	0.00	—

TOTAL - COMMERZBANK			13,161,400,189.71

7) NATIONAL CITY BANK
ACQUISITION OF FIRE TRUCKS MSM 287094	US	1,696,465.00	148,101,394.50
ACQUISITION OF FIRE TRUCKS(DP LOAN) MSM299081	US	3,155,178.00	275,447,039.40

TOTAL - NATIONAL CITY BANK			423,548,433.90

8) BANK OF NOVA SCOTIA
RIVER TRAINING AND BRIDGE SURVEY (MURRAY PROGRAM)	US	46,854,662.00	4,090,411,992.60
BELL HELICOPTER FOR JDF	US	7,384,436.00	644,661,262.80

TOTAL - BANK OF NOVA SCOTIA			4,735,073,255.40

9) SOCIETE GENERALE
AUTOMATED PALM & FINGERPRINT SYSTEM (L 8296)	US	342,058.00	29,861,663.40

TOTAL - SOCIETE GENERALE			29,861,663.40

10) UPS CAPITAL

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

FINANCING 60 GARBAGE COMPACTORS, 2 TRUCKS, 4 TRAILERS	US	6,999,209.00	611,030,945.70
FINANCING OF PURCHASING GARBAGE COMPACTORS	US	298,807.00	26,085,851.10
			—

TOTAL UPS CAPITAL			637,116,796.80

11) GLENCORE
FINANCIAL ASSISTANCE FOR WHOLLY OWNED COMPANIES	US	2,806,720.00	245,026,656.00

TOTAL GLENCORE			245,026,656.00

TOTAL FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES			299,084,435,996.03

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES

a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046B CROP DIVERSIFICATION & IRRIGATION PROJ.	US	220,374.20	19,238,667.66
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	353,812.50	30,887,831.25
532-102R-109R USAID 91/92 RESCHEDULING LOANS	US	0.00	—
532-121R-154W 1992/95 PARIS CLUB RESCHEDULING	US	19,577,870.16	1,709,148,064.97
532-1-113 USAID DEBT REDUCTION	US	2,015,806.00	175,979,863.80
532-W-055 INNER KINGSTON DEVELOPMENT	US	2,867,753.30	250,354,863.09
532-W-028C	US	303,736.00	26,516,152.80

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			2,212,125,443.57

2. FEDERAL HOME LOAN BANK OF BOSTON
532-HG-011 FINANCE FOR HOUSING PROJECTS	US	500,000.00	43,650,000.00
532-HG-012 AO1FINANCE FOR HOUSING PROJECT	US	900,000.00	78,570,000.00
532-HG-012 AO21FINANCE FOR HOUSING PROJECT	US	600,000.00	52,380,000.00
532-HG-012-AO3 FINANCE FOR HOUSING PROJECT	US	3,600,000.00	314,280,000.00
532-HG-013-AO1 FINANCE FOR HOUSING PROJECT	US	6,291,232.26	549,224,576.30
532-HG-014 FINANCING- SHELTER FOR LOW INCOME FAMILY	US	7,923,741.40	691,742,624.22

TOTAL - FEDERAL HOME LOAN			1,729,847,200.52

3. UNITED STATES DEPARTMENT OF AGRICULTURE
90 JM USDA PL480 1990 DELIVERIES	US	8,366,178.27	730,367,362.97
91 JMI USDA PL480 - 1991 DELIVERIES(17.805)	US	7,122,394.00	621,784,996.20
91 JMI PL480 AGREEMENT 4.66M - 1990 DELIVERIES	US	1,675,937.60	146,309,352.48
91 JMI PURCHASE OF FOOD CALENDAR YEAR 1991(9.869)	US	3,947,735.42	344,637,302.17
93 JMI GOJ/CCC PL480 AGREEMENT 20.76M - 1992 DELIVERIES	US	9,134,031.32	797,400,934.24
93 JMI GOJ/CCC PL480 AGREEMENT 27.16M -1993 DELIVERIES	US	8,613,223.44	751,934,406.31
93 JMI GOJ/CCC PL480 AGREEMENT 2.47M	US	1,087,732.77	94,959,070.82
PL480 PURCHASE OF FOOD 14.694 -1994 DELIVERIES	US	5,877,738.61	513,126,580.65
PL480 AGREEMENT 1995 DELIVERIES (AGR.5.12.94)	US	6,039,436.95	527,242,845.74
PL 480 FOR CALENDAR YEAR 1996 DELIVERIES(14.879)	US	6,695,890.65	584,551,253.75
PL 480 FOR CALENDAR YEAR 1998 DELIVERIES(4.99)	US	2,187,403.76	190,960,348.25
99 JMI PL480 FOR 1999 DELIVERIES	US	4,473,212.38	390,511,440.77
PL 480 FOR CALENDAR YEAR 2000 DELIVERIES	US	1,797,053.41	156,882,762.69
91 JMI PL480 8.39M	US	3,357,720.65	293,129,012.75
DEBT FOR NATURE SWAP DD 21/9/04 TROPICAL FOREST CONSERVATION	US	9,768,396.96	852,781,054.61

TOTAL - UNITED STATES DEPARTMENT OF AGRICULTURE			6,996,578,724.39

c). CHINA
1. EXIM BANK OF CHINA
EQUIPMENT/SUPPLIES FOR JAMAICA WATER SYSTEM (01.2.2005)	CNY	80,952,379.96	1,120,380,938.65
REPUBLIC OF CHINA (GREENFIELD STADIUM)	CNY	216,166,237.86	2,991,740,731.98
MONTEGO BAT CONVENTION CENTER	CNY	350,000,000.00	4,844,000,000.00
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	CNY	21,158,031.00	292,827,149.04
JAMAICA ECONOMIC HOUSING PROJECT	CNY	86,686,000.00	1,199,734,240.00
PEOPLES REPUBLIC OF CHINA 20.0MN YUAN	CNY	20,000,000.00	276,800,000.00

TOTAL CHINA			10,725,483,059.67

d) UNITED KINGDOM

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

1. UNITED KINGDOM GOVERNMENT
1987 PURCHASE OF GOODS & SERVICES	UK	0.00	—
UKG 92/95 RESCHEDULING	UK	3,793,480.11	528,355,909.72

TOTAL - UNITED KINGDOM GOVERNMENT			528,355,909.72

e) FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
81-65-037 GENERAL COMMODITY AID II	EURO	0.00	—
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	5,868,289.19	680,008,548.90
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	8,031,248.68	930,649,050.17
92-65-992 KFW 91/92 RESCHEDULING	EURO	0.00	—
93-65-941 SUPPLIES AND SERVICES	EURO	5,341,716.91	618,990,142.96
94-65-345 REHABILITATION OF 2 HOSPITALS	EURO	1,219,305.00	141,291,234.44
94-65-253 KFW 92/95 DEBT RESCHEDULING	EURO	2,716,729.17	314,810,501.13

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			2,685,749,477.59

f) JAPAN
1. OVERSEAS ECONOMIC CORPORATION FUND
JM-C2 RECONSTRUCTION LOAN	YEN	270,268,000.00	286,754,348.00
JM-C3 AGRICULTURAL SECTOR ADJUSTMENT	YEN	684,292,000.00	726,033,812.00
JM-P3 MONTEGO BAY WATER SUPPLY PROJECT	YEN	1,342,908,000.00	1,424,825,388.00
JM-P4 TELECOMMUNICATION NETWORK EXPANSION PROJ.	YEN	2,784,418,000.00	2,954,267,498.00
JM-P5 NORTH COAST DEVELOPMENT PROJECT	YEN	2,323,510,000.00	2,465,244,110.00
JM-P6 KGN WATER SUPPLY PROJECT	YEN	4,789,615,637.00	5,081,782,190.86
JM-R6 OECF 1991/92 DEBT RESCHEDULING	YEN	0.00	—
JM-R7 JAPAN OECF 92/95 RESCHEDULING	YEN	143,288,000.00	152,028,568.00

TOTAL - OVERSEAS ECONOMIC CORPORATION FUND			13,090,935,914.86

2. JAPAN - EXIM BANK LOAN - AIRPORT REFORM & IMPROVEMENT	YEN	471,482,615.00	500,243,054.52

g) NETHERLAND INVESTMENT BANK
1978.03 PURCHASE OF GOODS	EURO	715,116.50	82,866,627.35
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	231,928.33	26,875,506.99
1981 PURCHASE OF GOODS & SERVICES	EURO	0.00	—
1982 DEVELOPMENT - GOODS & SERVICES	EURO	166,617.60	19,307,397.56
1985 NETHERLANDS 1985/86 RESCHEDULING	EURO	460,590.22	53,372,503.81
1987.01 RESCHEDULING OF DEBT AGREEMENT 1987/88	EURO	2,577,033.60	298,622,788.02
1989.01 NETHERLANDS 88/89 RESCHEDULING	EURO	3,522,172.29	408,144,041.71

TOTAL - NETHERLAND INVESTMENT BANK			889,188,865.43

h) FRANCE
1. BANQUE FRANCAISE DU COMMERCE EXTERIEUR
1991/92 PARIS CLUB RESCHEDULING	EURO	0.00	—
1992/95 PARIS CLUB RESCHEDULING (CREDIT NATIONALE/ BANQUE DE FRA	EURO	145,638.46	16,876,366.29

TOTAL - BANQUE FRANCAISE DU COMMERCE EXTERIEUR			16,876,366.29

2. FRENCH TREASURY
299-OAI PURCHASE OF GOODS & SERVICES	EURO	861,987.80	99,885,853.28

TOTAL - FRENCH TREASURY			99,885,853.28

i) IRAQI FUND FOR EXTERNAL DEVELOPMENT
1. SOUTH MANCHESTER ALUMINA PLANT PROJECT	US	14,710,000.00	1,284,183,000.00
GOVERNMENT REPUBLIC OF IRAQ	US	5,880,000.00	513,324,000.00

TOTAL - IRAQI FUND			1,797,507,000.00

j) BELGIUM
1. GOVT. OF THE KINGDOM OF BELGIUM
FINANCIAL ASSISTANCE 105 BUSES	EURO	5,478,515.00	634,842,100.43
PURCHASE OF GOODS AND SERVICES	EURO	58,860.41	6,820,656.02
PURCHASE OF TRANSFORMERS	EURO	29,748.71	3,447,235.89

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

UPGRADE LIGHTING AT SANGSTER INT’L AIRPORT	EURO	117,606.59	13,628,075.24
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	5,156,185.90	597,491,087.81

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			1,256,229,155.39

2. JONCKHEERE BUS & COACH NV
30 VOLVO TRANSIT BUSES # 1124A	EURO	2,088,244.00	241,982,582.35
30 JONCKHEERE BUSES # 1124B	EURO	1,703,568.00	197,406,904.49
34 JONCKHEERE BUSES # 1116	EURO	2,454,146.00	284,382,757.26
50 BUSES FOR WORLD CUP CRICKET 1155	EURO	5,840,733.00	676,815,378.94

TOTAL - JONCKHEERE BUS & COACH NV			1,400,587,623.04

k) ITALY
1. SEZIONE ASSIWRAZIONE DEL CREDITO ESPORTAZIONE (SACE)
1991/92 PARIS CLUB RESCHEDULING	US	0.00	—
1992/95 PARIS CLUB RESCHEDULING	US	0.00	—
			—

TOTAL - GOVERNMENT OF THE REPUBLIC OF ITALY

m) KUWAIT
KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT
BUSHY PARK SANDY BAY ROAD PROJECT 591	KWD	2,100,000.00	659,584,800.00
ROAD REHAB. PROJECT 616	KWD	2,352,090.28	738,763,331.86
ROAD REHAB. PROJECT 2 - LOAN #760	KWD	0.00

TOTAL - KUWAIT			1,398,348,131.86

o) INDIA
EXPORT-IMPORT BANK	US	6,888,642.00	601,378,446.60

TOTAL INDIA			601,378,446.60

p) VENEZUELA

MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	8,878,902.00	775,128,144.60
PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	2,041,894.00	178,257,346.20
ENERGY CORPORATION AGREEMENT		66,475,608.29	5,803,320,603.72

TOTAL VENEZUELA			6,756,706,094.52

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES		0.00	52,686,026,321.24

III INTERNATIONAL & MULTILATERAL INSTITUTIONS
a) INTER-AMERICAN DEVELOPMENT BANK
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	US	14,327.00	1,250,747.10
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	EURO	8,739.00	1,012,662.21
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	CAD	36,488.00	3,198,173.20
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	US	64,424.00	5,624,215.20
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	CAD	100,472.00	8,806,370.80
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	EURO	38,624.00	4,475,691.18
519/OC-JA LAND TITLING PROJECT	US	673,164.00	58,767,217.20
522/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	US	1,643,972.00	143,518,755.60
523/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	US	536,547.00	46,840,553.10
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	US	373,923.00	32,643,477.90
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	CAD	72,965.00	6,395,382.25
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	EURO	157,606.00	18,263,146.87
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	US	489,915.00	42,769,579.50
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	EURO	106,776.00	12,373,042.72
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	YEN	28,011,693.00	29,720,406.27
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	VEF	128.00	2,602.24
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	UK	7,796.00	1,085,826.88
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	CAD	11,120.00	974,668.00
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	DKK	101,913.00	1,587,804.54
579/OC-JA HEALTH SERVICES PROJECT	US	19,748,192.87	1,724,017,237.55
580/SF-JA AGRICULTURAL RESEARCH PROJECT	US	551,792.00	48,171,441.60

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

580/SF-JA AGRICULTURAL RESEARCH PROJECT	YEN	2,000,000.00	2,122,000.00
580/SF-JA AGRICULTURAL RESEARCH PROJECT	EURO	7,893.00	914,629.00
581/SF RURAL ELECTRIFICATION PROGRAMME	US	314,945.00	27,494,698.50
581/SF RURAL ELECTRIFICATION PROGRAMME	CAD	96,935.00	8,496,352.75
581/SF RURAL ELECTRIFICATION PROGRAMME	EURO	107,875.00	12,500,393.19
581/SF- RURAL ELECTRIFICATION PROGRAMME	YEN	11,335,000.00	12,026,435.00
588/SF-JA PARISH MARKET PROGRAMME	US	686,648.00	59,944,370.40
588/SF-JA PARISH MARKET PROGRAMME	CAD	10,396.00	911,209.40
588/SF-JA PARISH MARKET PROGRAMME	EURO	92,141.00	10,677,160.87
638/SF-JA HYDROCARBON EXPLORATION PROJECT	US	1,881,427.20	164,248,594.56
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CAD	370,546.00	32,478,356.90
638/SF-JA HYDROCARBON EXPLORATION PROJECT	DKK	2,560,917.00	39,899,086.86
638/SF-JA HYDROCARBON EXPLORATION PROJECT	EURO	251,829.00	29,181,566.78
638/SF-JA HYDROCARBON EXPLORATION PROJECT	YEN	27,839,000.00	29,537,179.00
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CHF	124,194.00	11,946,469.25
654/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	US	2,672,330.25	233,294,430.83
655/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	UAC	10,224,623.00	1,716,765,324.82
697/OC-JA PRIMARY EDUCATION IMPROVEMENT PROG. 2	US	10,969,993.00	957,680,388.90
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	US	1,489,853.00	130,064,166.90
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	VEF	3,277.00	66,621.41
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	EURO	126,365.00	14,642,986.65
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	UK	101,027.29	14,071,080.95
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	YEN	58,449,000.00	62,014,389.00
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	US	2,056,420.21	179,525,484.33
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	UK	208,301.00	29,012,163.28
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	VEF	6,128.00	124,582.24
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	EURO	159,266.34	18,455,544.58
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	CAD	397,938.62	34,879,320.04
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	NOK	452,433.00	6,863,408.61
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	US	223,581.00	19,518,621.30
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	VEF	1,592.00	32,365.36
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	YEN	4,580,000.00	4,859,380.00
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	EURO	14,140.00	1,638,521.99
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	CAD	43,554.00	3,817,508.10
812/SF-JA LAND TITLING PROJECT	US	3,126,243.90	272,921,092.47
812/SF-JA LAND TITLING PROJECT	US	579,514.00	50,591,572.20
835/OC-JA MULTISECTORAL PREINVESTMENT PROGRAM	US	1,574,318.00	137,437,961.40
887/OC-JA AIRPORT REFORM & IMPROVEMENT PROGRAM	US	7,904,182.00	690,035,088.60
972/OC-JA NORTHERN COASTAL HIGHWAY PROJECT	US	26,630,808.00	2,324,869,538.40
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	5,126,870.00	447,575,751.00
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	4,119,079.00	359,595,596.70
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	2,257,597.00	197,088,218.10
1197/OC-JA PARISH INFRASTRUCTURE	US	7,309,600.00	638,128,080.00
1219/OC-JA 1&2 LAND ADMINISTRATION	US	2,940,457.44	256,701,934.51
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	21,883,568.00	1,910,435,486.40
1268/OC-JA FINANCIAL SECTOR REFORM PROGRAM	US	90,000,000.00	7,857,000,000.00
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	12,920,212.00	1,127,934,507.60
1344/OC-CITIZEN, SECURITY & JUSTICE	US	10,308,580.00	899,939,034.00
1355/OC-JA SOCIAL SAFETY NET	US	40,000,000.00	3,492,000,000.00
1360/OC-JA RURAL WATER	US	5,681,620.32	496,005,453.94
1363/OC -JA -NATIONAL ROAD IMPROVEMENT	US	13,352,681.00	1,165,689,051.30
1419/OC-JA EMERGENCY RECONSTRUCTION	US	11,552,501.00	1,008,533,337.30
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	7,282,249.00	635,740,337.70
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	8,986,816.25	784,549,058.63
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	9,999,781.00	872,980,881.30
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	30,000,000.00	2,619,000,000.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAM	US	26,426,784.00	2,307,058,243.20
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	1,745,782.00	152,406,768.60
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	60,000,000.00	5,238,000,000.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	30,000,000.00	2,619,000,000.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	11,972,498.88	1,045,199,152.22
2116/OC/JA - LIQUIDITY PROGRAM FOR GROWTH SUSTAINABILITY	US	73,614,133.00	6,426,513,810.90
1559/OC/JA -1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	13,875,000.00	1,211,287,500.00
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	19,921,897.00	1,739,181,608.10
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	2,160,333.00	188,597,070.90
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	50,000,000.00	4,365,000,000.00
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	60,000,000.00	5,238,000,000.00

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	60,000,000.00	5,238,000,000.00
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	30,000,000.00	2,619,000,000.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	2,838,222.81	247,776,851.31
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	200,000,000.00	17,460,000,000.00
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAM	US	470,000.00	78,915,350.00
2502/OC/JA - FISCAL CONSOLIDATION PROGRAM 11	US	200,000,000.00	17,460,000,000.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROG.	US	2,000,000.00	174,600,000.00
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM 11	US	50,000,000.00	4,365,000,000.00
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZ. PROGRAM	US	0.00	—

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			112,479,492,130.44

b) CARIBBEAN DEVELOPMENT BANK

04/SFR-JAM -SECOND WATER PROJECT	US	1,489,733.00	130,053,690.90
05/SFR -JAM REHAB. HURRICANE DAM.	US	5,409,328.00	472,234,334.40
06/SFR JAM -ROAD IMPROVEMENT	US	957,253.00	83,568,186.90
06/SFR-R WISCO JAMAICA	EURO	747,783.52	86,652,032.62
08/SFR-JAM -RURAL ELECTRIFICATION	US	4,572,239.00	399,156,464.70
10/SFR-JAM - UTECH CENTRE	US	851,245.00	74,313,688.50
10/SFR-OR-JAM -SOCIAL INVESTMENT FUND	US	10,861,938.00	948,247,187.40
11/SFR-OR-JAM -CITRUS REPLANTING 11310-001	US	2,906,228.00	253,713,704.40
12/SFR-JAM -REGIONAL TOURISM EMERGENCY	US	23,472.00	2,049,105.60
12/SFR-OR-JAM 11315-001 -FINANCIAL SECTOR REFORM	US	14,583,333.00	1,273,124,970.90
12/SFR-OR JAM-11315-002 UNIFIED-SDF FINANCIAL SECTOR REFORM.	US	2,180,174.00	190,329,190.20
13/SFR-OR-JAM -ENHANCEMENT OF BASIC SCHOOL (OCR)	US	3,950,939.00	344,916,974.70
13/SFR OR JAM -ENHANCEMENT OF BASIC SCHOOL	US	5,012,935.00	437,629,225.50
13/SFR -JAM DISASTER MANAGEMENT	US	144,180.00	12,586,914.00
14/SFR-OR-JAM -001 IRRIGATION DEV.PROJ	US	3,230,734.80	282,043,148.04
14/SFR-OR-JAM -003-002 IRRIGATION DEV.PROJ	US	576,813.00	50,355,774.90
14/SFR-JAM DISASTER MAN.	US	171,875.00	15,004,687.50
15/SFR-OR-JAM -REHAB. OF FLOOD DAMAGE	US	10,846,448.00	946,894,910.40
15/SFR-OR-JAM -REHAB. OF FLOOD DAMAGE	US	3,747,814.00	327,184,162.20
15/SFR-OR-JAM REHAB OF FLOOD DAMAGE ADDITIONAL LOAN	US	8,000,000.00	698,400,000.00
16/SFR-OR-JAM -WASHINGTON BOULEVARD IMPROVEMENT	US	11,908,630.00	1,039,623,399.00
17/SFR-OR -JAM- HURRICANE DEAN REHAB WORKS	US	5,126,279.00	447,524,156.70
17/SFR-JAM - IMMEDIATE RESPONSE TO HURRICANE DEAN	US	337,117.00	29,430,314.10
18/SFR-OR- JAM - UTECH ENHANCEMENT PROJECT	US	1,122,832.00	98,023,233.60
19/SFR-OR-JAM - POLICY BASED LOAN	US	100,000,000.00	8,730,000,000.00
25/OR-JAM CARIBBEAN COURT OF JUSTICE	US	7,892,500.00	689,015,250.00
28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	50,370,596.00	4,397,353,030.80
20/SFR-JM AGRICULTURAL SUPPORT	US	5,200,000.00	453,960,000.00
20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	16,400,053.00	1,431,724,626.90
21/SFR-JAM NATURAL DISASTER MGMNT. TROP. STORM NICOLE	US	702,100.00	61,293,330.00

TOTAL - CARIBBEAN DEVELOPMENT BANK			24,406,405,694.86

c) INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
4070-JM STUDENT’S LOAN PROJECT 28.5M	US EQ	3,510,000.00	306,423,000.00
4083-JM PUBLIC SECTOR MODERNIZATION	US EQ	3,316,541.00	289,534,029.30
4088-JM SOCIAL INVESTMENT FUND PROJECT	US	2,465,000.00	215,194,500.00
4819-JM INNER CITY PROJECT	US	17,862,236.18	1,559,373,218.51
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	9,963,971.00	869,854,668.30
7036-JM DEBT MANAGEMENT PROGRAM	US	34,342,500.00	2,998,100,250.00
7076-JM SOCIAL SAFETY NET	US	18,968,667.20	1,655,964,646.56
7095-JM EMERGENCY ECONOMIC REHAB.	US	40,597,500.00	3,544,161,750.00
7148-JM NATIONAL COMMUNITY DEVELOPMENT	US	7,297,868.50	637,103,920.05
7149-JM REFORM OF SECONDARY EDUCATION PROJECT II	US	7,571,959.40	661,032,055.62
7112-JM HIV/AIDS PROJECT	US	6,243,188.00	545,030,312.40
7150-JM DEBT MANAGEMENT	US	48,750,000.00	4,255,875,000.00
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	8,759,389.20	764,694,677.16
7555-JM SOCIAL PROTECTION PROJECT	US	28,191,371.29	2,461,106,713.62
7556-JM SECOND HIV/AIDS PROJECT	US	5,593,844.22	488,342,600.41
7653-JM FISCAL AND DEBT SUSTAINABILITY DEV POLICY	US	100,000,000.00	8,730,000,000.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	2,106,548.23	183,901,660.48
7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	200,000,000.00	17,460,000,000.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	4,965,480.00	433,486,404.00

2012-2013 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2012

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	2,037,500.00	177,873,750.00
8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	100,000,000.00	8,730,000,000.00

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			56,967,053,156.41

d) OPEC FUND FOR INT’L DEVELOPMENT
645-P BUSHY PARK/SANDY BAY ROAD PROJECT	US	625,000.00	54,562,500.00
685-P JAMAICA SOCIAL INVESTMENT FUND PROJECT	US	333,400.00	29,105,820.00
795-P PARISH INFRASTRUCTURE DEV.	US	1,666,760.00	145,508,148.00
831-P EDUCATION SUPPORT PROJECT LOAN	US	2,533,370.00	221,163,201.00
906-P RURAL ROAD REHABILITATION	US	3,500,060.00	305,555,238.00
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	4,333,360.00	378,302,328.00
1152-P RURAL ROAD REHABILITATION PHASE 2	US	0.00	—
1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	19,300,097.00	1,684,898,468.10

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			2,819,095,703.10

e) EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0006 2000 ACRES BANANA PLANT	EURO	529,623.00	61,371,918.81
LN #8.0008 SUPPLY OF EQUIP FOR MICRODAMS & IRRIGATE.	EURO	473,479.00	54,866,036.30
LN #8.0032 JECIC	EURO	260,900.00	30,232,700.65
LN #8.0163 RURAL ELECTRIFICATION	EURO	1,138,261.00	131,899,977.29
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	4,853,380.00	562,402,394.33
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	920,247.00	106,636,841.99
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	19,435,000.00	2,252,098,647.50
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	4,048,199.00	469,099,227.82
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	1,109,058.00	128,515,977.45

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			3,797,123,722.14

f) EUROPEAN INVESTMENT BANK
LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	1,000,000.00	115,878,500.00

TOTAL - EUROPEAN INVESTMENT BANK			115,878,500.00

g) NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	1,640,000.00	222,686,744.00
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	1,564,086.00	212,378,791.88
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,820,000.00	247,127,972.00

TOTAL - NORDIC DEVELOPMENT FUND			682,193,507.88

TOTAL INTERNATIONAL AND MULTINATIONAL INSTITUTIONS			201,267,242,414.82

TOTAL EXTERNAL DEBT			553,037,704,732.10

GRAND TOTAL FOREIGN AND LOCAL DEBTS			1,465,680,044,456.49

2012-2013 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2012-13

$’000

Recurrent

Revenue

Estimates,
2012/13
Taxation Revenue

Customs	24,036,181
General Consumption Tax	99,296,440
Special Consumption Tax	38,895,781
Income Tax	118,293,505
Land and Property Tax	0
Stamp Duties	8,313,721
Motor Vehicle Licences	1,748,125
Other Licences	405,172
Travel Tax	4,660,097
Betting, Gaming and Lotteries - Duty, Fees,	1,759,864
Levies
Education Tax	15,188,674
Contractors Levy	1,276,854
Environmental Levy	2,387,680

Subtotal Taxation	316,262,093

Non-Tax Revenue

Post Office	1,161,750
Interest	1,300,662
Departmental and Other Miscellaneous Revenue	16,092,777

Subtotal Non-Tax Revenue	18,555,189

Transfers from Capital Development Fund	1,681,372

Total Recurrent Revenue	336,498,654

Expenditure

Estimates,
2012/13
Recurrent Expenditure

His Excellency the Governor-General and Staff	121,637
Houses of Parliament	712,782
Office of the Public Defender	76,561
Office of the Contractor-General	209,695
Auditor General	356,598
Office of the Services Commissions	148,592
Office of the Children’s Advocate	84,078
Independent Commission of Investigations	288,000
Office of the Prime Minister	1,863,988
Office of the Cabinet	686,788

Ministry of Tourism and Entertainment	3,172,076
Ministry of Finance and Planning	188,191,852
Ministry of National Security	45,066,649
Ministry of Justice	3,821,314
Ministry of Foreign Affairs and Foreign Trade	2,718,728
Ministry of Labour and Social Security	2,601,426
Ministry of Education	74,805,716
Ministry of Health	33,084,778
Ministry of Youth and Culture	3,076,881
Ministry of Agriculture and Fisheries	3,751,648
Ministry of Industry, Investment and Commerce	1,979,764
Ministry of Science, Technology, Energy and Mining	3,855,124
Ministry of Transport, Works and Housing	3,198,205
Ministry of Water, Land, Environment and Climate Change	3,151,605
Ministry of Local Government and Community	7,514,316
Development

Gross Total	384,538,801

Less Appropriations-In-Aid	–9,774,155

Total Recurrent Expenditure	374,764,646

2012-2013 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2012-13

$’000

Capital

Revenue

Estimates,
2012/13
Capital Revenue

Royalties	542,754
Loan Repayments	466,106
Extraordinary Receipts	4,412,000
Land Sales	0

Subtotal Capital Revenue	5,420,860

External Loans

(A) Multilateral

International Bank for Reconstruction and Development	17,418,785
Inter-American Development Bank	41,380,328
European Union	0

World Bank/IDB	0

OECF
OPEC
Caribbean Development Bank	2,295,478
Other	0

Total Multilateral	61,094,590

(B) Bilateral

PL480	0
Kuwait	0
VIF	0
China	3,114,341
Japan	0
Britain	0

Total Bilateral	3,114,341

(C) Capital Market	45,130,000

Total External Loans	109,338,931

Domestic Loans

(E) Local Registered Stocks & Debentures	141,806,739

(F) Other	0

Total Domestic Loans	141,806,739

Total External and Domestic Loans	251,145,670

Expenditure

Estimates,
2012/13
Capital Expenditure

Office of the Prime Minister	3,202,950
Office of the Cabinet	281,765
Ministry of Finance and Planning	199,733,609
Ministry of National Security	2,916,409
Ministry of Justice	833,439
Ministry of Foreign Affairs and Foreign Trade	91,545
Ministry of Labour and Social Security	4,176,405
Ministry of Education	2,320,693
Ministry of Health	1,920,636
Ministry of Youth and Culture	702,026
Ministry of Agriculture and Fisheries	4,092,234
Ministry of Industry, Investment and Commerce	11,044
Ministry of Science, Technology, Energy and Mining	2,841,384
Ministry of Transport, Works and Housing	17,218,216
Ministry of Water, Land, Environment and Climate Change	1,946,099
Ministry of Local Government and Community	537,786
Development

Gross Total	242,826,240

Less Appropriations-In-Aid	(5,162,685)

Total Capital Expenditure	237,663,555

2012-2013 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2012-13

$’000

SUMMARY

Revenue

Tax and Non Tax Revenue	334,817,282
Capital Revenue	5,420,860
Transfer from the Capital Development Fund	1,681,372

Loan Funds (Raised and to be raised)	251,145,670

Total Receipts	593,065,184

Expenditure

Recurrent Estimates	374,764,646
Capital Estimates	237,663,555

Total Expenditure	612,428,201

2012-2013 JAMAICA BUDGET

STATEMENT X

Statement of the Financing of the Estimates of Expenditure for the Year 2012-13

Recurrent Revenue

Taxation Revenue	316,262,093
Non-Tax Revenue	18,555,189
Transfer from the Capital Development Fund	1,681,372

Total	336,498,654

Current Account Surplus	(38,265,992)
Capital Revenue	5,420,860

Loan Funds

(A) External Loans

(i) Multilateral	61,094,590
(ii) Bilateral	3,114,341
(iii) Other	45,130,000

Total External Loans	109,338,931

(B) Domestic Loans	141,806,739

Total Loan Funds	251,145,670

Total	218,300,538

Recurrent Expenditure

Consolidated Fund Charges	153,595,802

Voted Expenditure	221,168,844
Current Account Surplus	(38,265,992)

Total	336,498,654

Capital Expenditure

Consolidated Fund Charges	198,170,157
Voted Expenditure	39,493,398
Deficit	(19,363,017)

Total	218,300,538

2012-2013 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority

0100	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	64,858.0	Section 12 of the Governor- General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

0200	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	9,224.0	Section 47 (8) of the Constitution of Jamaica.

0300	Office of the Public Defender	Salary and Allowances of the Public Defender.	8,409.0	Section 9 of the Public Defender Interim Act 33/1999

0400	Office of the Contractor General	Salary and Allowances of the Contractor General.	8,431.0	Section 11 (1) and (3) of the Contractor General Act, (Act 15 of 1983).

0500	Auditor General	Salary of the Auditor General	5,314.0	Section 120 – 122 of the Constitution of Jamaica; Section 25 – 36 of the Financial Administration and Audit Act.

0600	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	3,168.0	Section 124 (8) of the Constitution of Jamaica.

2018	Public Debt Charges	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	136,533,516.0	Section 119 of the Constitution of Jamaica.

2019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	9,459,467.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	408,790.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Governor-General’s Pension	13,915.0	Governor General Act

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	3,332,155.0	The Pensions (Teachers) Act.

		Refund of Contributions by Police Sub-Officers and Men	62.0	Constabulary Force Act

		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	2,924,680.0	Section 59 of the Constabulary Force Act.

		Special Constabulary Pensions and Gratuities	355,237.0	Constables (Special) Act

		Refund of Contributions by Men of the Special Constabulary	8.0	Constables (Special) Act

2012-2013 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	152,912.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	35,747.0	Pensions (Civil Service Family Benefits) Act.

		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	6,971.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to the retired Ombudsmen and their widows.	3.0	The Ombudsman Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	7,103.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	7,585.0	Provident Fund Act

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	71,648.0	Parish Councillors Act 2005

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	147,583.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	16,923,866.0

2823	Court of Appeal	Payment of Salaries to the Judges of the Court of Appeal	51,988.0	Section 107 (1) of the Constitution of Jamaica

2825	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	4,300.0	Section 95 (2) of the Constitution of Jamaica

2829	Supreme Court	Payment of Salaries to the Judges of the Supreme Court	222,000.0	Section 101 (2) of the Constitution of Jamaica

		Total Recurrent	153,835,074.0

2000A	Ministry of Finance and Planning	Internal Debt	124,612,874.0	Section 119 of the Constitution of Jamaica

		External Debt	73,557,283.0	Section 119 of the Constitution of Jamaica

		Total Capital	198,170,157.0

		Grand Total Recurrent and Capital	352,005,231.0

2012-2013 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2011-12	Estimates 2012-2013
				GoJ	External	Total

Agriculture
Improving Jamaica’s Agricultural Productivity Project (Green	5100B	(9,147)	54,201.0	0.0	0.0	0.0
Capacity Building for Sustainable Land Management	5100B	(9,326)	952.0	0.0	0.0	0.0
Hurricane Gustav Agricultural Rehabilitation Project	1500B	(9,092)	59,252.0	1,600.0	20,374.0	21,974.0
Agricultural Competitiveness Programme	5100B	(9,348)	30,000.0	0.0	289,327.0	289,327.0
Centre of Excellence for Advanced Technology in Agriculture (CEATA)	5100B	(9,328)	18,730.0	5,000.0	28,200.0	33,200.0
Input Supplies Project (ALBA Food Initiative Project)	5100B	(9,329)	78,500.0	2,000.0	47,000.0	49,000.0
Agricultural Support Project (IDB)	5100B	(9,357)	233,701.0	0.0	457,600.0	457,600.0
National Irrigation Development Project (IDB)	5100B	(9,298)	348,654.0	77,687.0	310,749.0	388,436.0
Diversification of the Caribbean Livestock through the Production of Small Ruminants	5100B	(9,349)	24,087.0	19,334.0	36,237.0	55,571.0
Improving Jamaica’s Agricultural Productivity Project - (Marine/Environmental)	5100B	(9,122)	138,967.0	0.0	0.0	0.0
Sugar Transformation Project	5100B	(9,071)	1,760,800.0	0.0	0.0	0.0
Banana Support Project	5100B	(9,293)	468,493.0	5,760.0	214,747.0	220,507.0
Competitive Coffee Enterprises Programme	5100B	(9,333)	16,791.0	0.0	15,704.0	15,704.0
Capacity Building for Sustainable Land Management	5100B	(9,326)	1,625.0	0.0	0.0	0.0
Cadastral Mapping and Land Registration in Jamaica	5100B	(9,403)	0.0	10,000.0	79,170.0	89,170.0
Marketing and Agricultural for Jamaican Improved Competitiveness (MAJIC)	5100B	(9,332)	75,030.0	5,000.0	61,500.0	66,500.0
Capacity Building for Sustainable Land Management		(9,326)	17,875.0	1,000.0	24,000.0	25,000.0

Total Agriculture			3,327,658.0	127,381.0	1,584,608.0	1,711,989.0

Education
School Feeding Modernising Programme (IDB)	4100B	(9340)	25,461.0	17,531.0	19,775.0	37,306.0
Schools Rehabilitation Project (USAID)	4100B	(9234)	55,908.0	0.0	0.0	0.0
Enhancement of Basic Schools Project (CDB)	4100B	(9232)	188,957.0	5,966.0	131,915.0	137,881.0
Improvement of the Japanese Language Learning Equipment at the University of the West Indies	4100B	(9378)	0.0	0.0	28,300.0	28,300.0
Early Childhood Development Project (IBRD)	4100B	(9237)	32,000.0	0.0	60,000.0	60,000.0
USAID/Jamaica Basic Education Project	4100B	(9330)	149,711.0	25,000.0	93,500.0	118,500.0
Primary Education Support Project (IDB)	4100B	(9220)	212,177.0	4,900.0	186,412.0	191,312.0
University of Technology Enhancement Project	4100B	(9088)	44,570.0	0.0	365,000.0	365,000.0
Education System Transformation Programme (IBRD/IADB)	4100B	(9331)	432,834.0	36,000.0	1,033,131.0	1,069,131.0

Total Education			1,141,618.0	89,397.0	1,918,033.0	2,007,430.0

Health
Jamaica HIV/AIDS Prevention and Control II	4200B	(9205)	277,235.0	38,991.0	220,952.0	259,943.0
HIV Prevalence in Most-at-Risk Population Reduced (USAID)	4200B	(9337)	233,896.0	20,000.0	287,000.0	307,000.0
Scaling Up to Provide Universal Access for HIV Treatment, Care and Prevention Service (Global Fund II)	4200B	(9206)	837,544.0	0.0	743,693.0	743,693.0

Total Health			1,348,675.0	58,991.0	1,251,645.0	1,310,636.0

Housing
Jamaica Economical Housing Project (GOJ/China EXIM	6300B	(9356)	951,240.0
Jamaica Economical Housing Project (GOJ/China EXIM	6500B	(9356)	278,760.0		1,354,000.0	1,354,000.0

Total Housing			1,230,000.0	0.0	1,354,000.0	1,354,000.0

Transport and Communication
Transportation Infrastructure Rehabilitation Programme (IDB)	6500B	(9238)	817,020.0	96,000.0	1,246,500.0	1,342,500.0
Commercial Vehicle Safety and Weight Limit Enforcement	6500B	(9084)	63,805.0	0.0	0.0	0.0
Road Rehabilitation Project II (Kuwait Fund for Arab	6500B	(9313)	62,500.0	50,000.0	0.0	50,000.0
Road Rehabilitation Project II (OPEC)	6500B	(9311)	40,000.0	75,000.0	0.0	75,000.0
Northern Jamaica Development Project	6500B	(9031)	913,300.0	2,256,853.0	0.0	2,256,853.0
Flood Damage Rehabilitation Project (CDB)	6500B	(9241)	17,000.0	0.0	0.0	0.0
Washington Boulevard Corridor Widening	6500B	(9280)	721,190.0	383,392.0	147,159.0	530,551.0
Natural Disaster Management - Tropical Storm Gustav	6500B	(9252)	427,945.0	0.0	0.0	0.0

Total Transport and Communication			3,062,760.0	2,861,245.0	1,393,659.0	4,254,904.0

2012-2013 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2011-12	Estimates 2012-2013
				GoJ	External	Total

Water and Sewerage
Rural Water Supply Project (IDB)	6300B	(9261)	7,000.0	0.0	0.0	0.0
Tropical Storm Nicole - KMA Drainage Project (CDB)	6500B	(9359)	723,000.0	180,000.0	1,020,000.0	1,200,000.0
Rural Water Supply Project (IDB)	6700B	(9261)	11,000.0	19,500.0	0.0	19,500.0
Kingston Metropolitan Area (KMA) Water Supply Project	6700B	(9184)	33,000.0	907,000.0	0.0	907,000.0
Kingston Metropolitan Area (KMA) Water Supply Project	6300B	(9184)	502,000.0	0.0	0.0	0.0
Carib-HYCOS Project (EU)	6700B	(9250)	5,472.0	0.0	0.0	0.0

Total Water and Sewerage			1,281,472.0	1,106,500.0	1,020,000.0	2,126,500.0

Mining and Energy
Wind Powered Irrigation Feasibility Assessment	5600B	(9389)	1,740.0	0.0	3,700.0	3,700.0
Capacity Development for Energy Efficiency and Security in	5600B	(9393)	1,100.0	87.0	5,562.0	5,649.0
Energy Efficiency and Conservation Loan Programme	5600B	(9372)	11,008.0	2,000.0	394,000.0	396,000.0
Energy Efficiency and Conservation Technical Assistance	5600B	(9323)	26,872.0	0.0	0.0	0.0
Establishment of Government Network Infrastructure	5600B	(9413)	0.0	4,000.0	11,000.0	15,000.0
Caribbean Hotel Energy and Action Project	5600B	(9374)	2,200.0	1,000.0	7,500.0	8,500.0
Developing an Energy Services Company (ESCO) Industry in	4000B	(9376)	0.0	4,657.0	15,000.0	19,657.0
Low-Carbon Energy Road Maps for Small Island States in	5600B	(9373)	7,990.0	1,800.0	11,850.0	13,650.0
Establishment of OLADE’s Caribbean Sub-Regional Office in Jamaica	5600B	(9400)	0.0	3,471.0	6,410.0	9,881.0

Total Mining and Energy			50,910.0	17,015.0	455,022.0	472,037.0

Environment
Strengthening the Operational and Financial Sustainability of the National Area System (UNDP)	1500B	(9370)	880.0	0.0	0.0	0.0
National Spatial Plan Project (CDB)	6700B	(9338)	36,162.0	4,000.0	10,000.0	14,000.0
Montreal Protocol for the Phasing out of Ozone Depleting	1500B	(9188)	1,056.0	0.0	0.0	0.0
National Quick Start Programme Trust Fund Project (formerly Globally Harmonized System of the Classification and Labelling of Chemicals)	6700B	(9391)	10.0	0.0	14,612.0	14,612.0
National Spatial Plan Project (CDB)	6300B	(9338)	4,027.0	0.0	0.0	0.0
Montreal Protocol for the Phasing out of Ozone Depleting Substances	6300B	(9188)	352.0	0.0	0.0	0.0
Enhancing Climate Change Resilience of the Agricultural Sector and Coastal Areas	5100B	(9402)	0.0	0.0	8,435.0	8,435.0
Strengthening the Operational and Financial Sustainability of the National Area System (UNDP)	6300B	(9370)	303.0	0.0	0.0	0.0
Piloting Natural Resource Valuation within Environmental Impact Assessments (UNDP)	6300B	(9344)	179.0	0.0	0.0	0.0
Mitigating the Threat of Invasive Alien Species in the Insular Caribbean (CIDA)	6300B	(9343)	8,349.0	0.0	0.0	0.0
Mitigating the Threat of Invasive Alien Species in the Insular Caribbean (CIDA)	1500B	(9343)	4,350.0	0.0	0.0	0.0
Strengthening the Operational and Financial Sustainability of the National Area System (UNDP)	6700B	(9370)	11,428.0	3,663.0	97,502.0	101,165.0
Mitigating the Threat of Invasive Alien Species in the Insular Caribbean (CIDA)	6700B	(9343)	40,754.0	23,824.0	31,294.0	55,118.0
Piloting Natural Resource Valuation within Environmental Impact Assessments (UNDP)	1500B	(9344)	131.0	0.0	0.0	0.0
Piloting Natural Resource Valuation within Environmental Impact Assessments (UNDP)	6700B	(9344)	27,008.0	1,739.0	18,333.0	20,072.0
Enhancing the Resilience of Agriculture Sector and Coastal Areas	6700B	(9415)	0.0	3,810.0	20,000.0	23,810.0
National Spatial Plan Project (CDB)	1500B	(9338)	4,495.0	0.0	0.0	0.0
Montreal Protocol for the Phasing out of Ozone Depleting Substances	6700B	(9188)	5,515.0	3,000.0	1,033.0	4,033.0

Total Environment			144,999.0	40,036.0	201,209.0	241,245.0

2012-2013 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2011-12	Estimates 2012-2013
				GoJ	External	Total

Other
Offices of the Ministry of Foreign Affairs and Foreign Trade	3000B	(9083)	26,708.0	87,545.0	4,000.0	91,545.0
Youth Development Programme (IDB)	4500B	(9089)	228,929.0	25,961.0	360,000.0	385,961.0
Citizen Security and Justice Program II(IDB/DFID)	2800B	(9346)	34,150.0	0.0	86,173.0	86,173.0
Institutional Strengthening of the Planning Institute of Jamaica III	2000B	(9395)	0.0	0.0	15,000.0	15,000.0
Pilot Programme for Climate Resilience Phase II	2000B	(9394)	0.0	0.0	43,000.0	43,000.0
Reduction of Fluctuation in Export Earnings - FLEX (EU)	6300B	(9208)	4,006.0	0.0	0.0	0.0
Jamaica National Crime Victimisation Survey (JNCVS) 2012	2600B	(9409)	0.0	0.0	6,000.0	6,000.0
Promotion of Foreign Direct Investment in Jamaica (IADB)	5300B	(9377)	22,769.0	1,044.0	0.0	1,044.0
Climate Change Adaptation and Disaster Risk Reduction	5100B	(9327)	2,300.0	0.0	0.0	0.0
Community Based Landslide Risk Management (Japan Social Development Fund/IBRD)	1500B	(9322)	1,176.0	0.0	0.0	0.0
Caribbean Wide Elaboration of Collaboration Schemes (Caribbean WELCOME) Project	5600B	(9362)	5,775.0	0.0	0.0	0.0
Jamaica Partners for Peace, Community of Practice	2600B	(9410)	0.0	0.0	2,417.0	2,417.0
Jamaica Competitiveness Enhancement Programme	2000B	(9086)	14,781.0	9,000.0	0.0	9,000.0
Natural Hazard Management in Urban Coastal Areas	7200B	(9307)	13,637.0	0.0	0.0	0.0
Reduction of Fluctuation in Export Earnings - FLEX (EU)	1500B	(9208)	47,440.0	0.0	0.0	0.0
Building Disaster Resilient Communities	6300B	(9312)	6,892.0	0.0	0.0	0.0
National GHS Project	6700B	(9406)	0.0	0.0	3,490.0	3,490.0
Public Sector Transformation Unit (PSTU)	1600B	(9375)	29,018.0	0.0	0.0	0.0
Community Crime Prevention Programme - Renovation and Refurbishing of Community Centre	2600B	(9258)	4,100.0	0.0	2,239.0	2,239.0
Public Sector Modernisation Programme II	1600B	(9263)	257,267.0	220,000.0	31,765.0	251,765.0
Natural Hazard Management in Urban Coastal Areas	1500B	(9307)	11,681.0	0.0	0.0	0.0
Emergency Relief - Tropical Storm Nicole	6300B	(9392)	10,534.0	0.0	0.0	0.0
Planning Model Development and National Development Plan ‘T21’ (CDB)	1500B	(9072)	22,621.0	0.0	0.0	0.0
Road Improvement Programme	6500B	(9335)	151,750.0	15,000.0	370,000.0	385,000.0
Palisadoes Shoreline and Road Project	6500B	(9334)	1,802,675.0	128,700.0	1,741,300.0	1,870,000.0
Justice Undertakings for Social Transformation (JUST)	2800B	(9388)	20,000.0	0.0	129,000.0	129,000.0
Climate Change Adaptation and Disaster Risk Reduction	6300B	(9327)	7,990.0	0.0	0.0	0.0
Implementation of the Electronic Government Procurement in Jamaica	2000B	(9379)	11,500.0	9,502.0	53,680.0	63,182.0
Climate Change Adaptation and Disaster Risk Reduction	6700B	(9327)	115,664.0	7,107.0	211,805.0	218,912.0
Support to the Development of a National Statistics System	1500B	(9347)	8,314.0	0.0	0.0	0.0

Youth Development Programme (IDB)	4100B	(9089)	69,109.0	0.0	0.0	0.0
Institutionalisation of DevInfo	2000B	(9069)	690.0	0.0	0.0	0.0
Regional GHS Project	6700B	(9405)	0.0	7,320.0	0.0	7,320.0
Capacity Building in the Enforcement of Competition Law in Jamaica	5300B	(9351)	250.0	0.0	0.0	0.0
Poverty Reduction Programme II - Programme Estimates III	2600B	(9257)	60,636.0	0.0	41,051.0	41,051.0
Plant Breeding and Diagnostics Technologies	5300B	(9036)	8,774.0	0.0	0.0	0.0
Focal Point Support from the Global Environment Facility	6700B	(9404)	0.0	0.0	783.0	783.0
Youth Empowerment and Information Centre Establishment in Jamaica	4500B	(9253)	35,441.0	0.0	0.0	0.0
Energy Security and Efficiency Enhancement Project	5600B	(9353)	36,000.0	6,000.0	589,800.0	595,800.0
Support to National Development Planning Goals, MDGs and Human Development (UNDP)	2000B	(9341)	7,210.0	0.0	15,233.0	15,233.0
Civil Registration and Vital Statistics Systems Modernisation Programme	2000B	(9239)	34,317.0	1,534.0	34,128.0	35,662.0
Jamaica PATH Conditional Transfer Programme (IBRD/JSDF)	4000B	(9355)	90,000.0	0.0	87,217.0	87,217.0

2012-2013 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2011-12	Estimates 2012-2013
				GoJ	External	Total

Productive Integration of Micro-Enterprises in Jamaica/Industry Modernisation Project	5300B	(9295)	10,310.0	0.0	0.0	0.0
Caribbean Prosecutors’ Conference	2800B	(9387)	3,836.0	0.0	0.0	0.0
Strategic Flexible Funding Facility (UNDP)	2000B	(9339)	22,741.0	250.0	16,356.0	16,606.0
Development of a National Identification System (KPRF)	1500B	(9390)	6,772.0	0.0	15,000.0	15,000.0
Water Sector Policy and Rural Master Plan	6700B	(9371)	27,000.0	0.0	17,700.0	17,700.0
Community Renewal Programme	1500B	(9366)	22,000.0	0.0	0.0	0.0
Strategic Flexible Funding Facility (UNDP)	1500B	(9339)	350.0	0.0	0.0	0.0
Support to Metcalfe Project	2600B	(9414)	0.0	0.0	30,625.0	30,625.0
Jamaica Competitiveness Enhancement Programme	1500B	(9086)	13,657.0	0.0	0.0	0.0
Centralised Information Technology System for Micro, Small and Medium-Sized Enterprises (IADB)	5300B	(9384)	18,455.0	0.0	0.0	0.0
JCF Accountability Programme (Support to INDECOM)	2800B	(9412)	0.0	0.0	84,900.0	84,900.0
Jamaica Violence Prevention and Sustainable Development Programme (UNDP)	2600B	(9254)	4,297.0	0.0	0.0	0.0
Social Protection Project	4000B	(9207)	3,712,368.0	2,900,000.0	1,127,607.0	4,027,607.0
Support For Decentralised Road Maintenance Programme	6500B	(9380)	21,626.0	0.0	34,474.0	34,474.0

Montego Bay Convention Centre (EXIM Bank of China)	1500B	(9070)	509,759.0	0.0	0.0	0.0
Reduction of Fluctuation in Export Earnings - FLEX (EU)	7200B	(9208)	36,625.0	0.0	0.0	0.0
Repairs to Secondary Schools (USAID)	4100B	(9361)	10,000.0	0.0	20,000.0	20,000.0
Bogue Road Rehabilitation Project	6500B	(9091)	612,000.0	21,000.0	0.0	21,000.0
Community Based Landslide Risk Reduction Project (IBRD)	6300B	(9342)	4,557.0	0.0	0.0	0.0

Household Expenditure Survey	2000B	(9350)	1,814.0	0.0	0.0	0.0
Enhancing the Resilience of the Agri Sector and Coastal	2000B	(9399)	0.0	0.0	7,800.0	7,800.0
Areas to Protect Livelihoods and Improve Food Security
Food Processing Incubator Project	5300B	(9352)	5,287.0	0.0	0.0	0.0
Understanding Social Effects of Financial Crisis (IDB)	2000B	(9358)	53,419.0	0.0	7,740.0	7,740.0
Enhancing Civil Society Participation in Local Government for Community Safety	7200B	(9411)	0.0	0.0	12,858.0	12,858.0
Community Crime and Violence (Jamaica Crime	2600B	(9383)	20,000.0	0.0	0.0	0.0
Caribbean Wide Elaboration of Collaboration Schemes (Caribbean WELCOME) Project	5300B	(9362)	352.0	0.0	0.0	0.0
Building Disaster Resilient Communities	1500B	(9312)	13,378.0	0.0	0.0	0.0
Citizen Security and Justice Program II(IDB/DFID)	2600B	(9346)	1,114,299.0	460,000.0	618,085.0	1,078,085.0
Civil Registration and Vital Statistics Systems Modernisation Programme	1500B	(9239)	17,210.0	0.0	0.0	0.0
Community Based Landslide Risk Management (Japan Social Development Fund/IBRD)	7200B	(9322)	1,743.0	5,000.0	127,000.0	132,000.0
Development of National Policy and Plan of Action on International Migration and Development	1500B	(9364)	1,426.0	0.0	0.0	0.0
Pilot Programme for Climate Resilience	2000B	(9365)	35,000.0	0.0	27,397.0	27,397.0
Study on Adolescent Dislocation in Jamaica	2000B	(9363)	3,440.0	2,150.0	6,794.0	8,944.0
Fiscal Administration Modernisation Programme (IADB)	2000B	(9381)	25,000.0	0.0	234,600.0	234,600.0
Strategic Statistical Development	2000B	(9368)	14,878.0	0.0	30,300.0	30,300.0
Youth Empowerment and Participation Programme	4500B	(9248)	16,790.0	0.0	0.0	0.0
Rehabilitation and Reintegration of Local Offenders and Deported Persons (BFCO)	2600B	(9316)	80,000.0	0.0	81,282.0	81,282.0
Institutional Strenghtening of the Office of the Contractor General through Technology (CIDA)	2000B	(9401)	0.0	0.0	3,400.0	3,400.0
Protecting Children in Emergencies by Strengthening the Capacity of Schools and their Surrounding Communities to respond to Disasters (Phase II)	1500B	(9308)	4,834.0	0.0	0.0	0.0
Climate Change Adaptation and Disaster Risk Reduction	1500B	(9327)	19,503.0	0.0	0.0	0.0

2012-2013 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2011-12	Estimates 2012-2013
				GoJ	External	Total

Development of National Policy and Plan of Action on International Migration and Development	2000B	(9364)	7,116.0	2,094.0	21,782.0	23,876.0
Institutional Strengthening of the Planning Institute of Jamaica II	2000B	(9360)	43,925.0	0.0	8,116.0	8,116.0
Institutionalisation of DevInfo	1500B	(9069)	8,087.0	0.0	0.0	0.0
Emergency Relief - Tropical Storm Nicole	7200B	(9392)	6,666.0	0.0	0.0	0.0
Evaluating Groundwater Recharge in the Upper Rio Cobre Basin	6700B	(9407)	0.0	1,551.0	8,548.0	10,099.0
European Development Fund (EDF) Economic Partnership Agreement (EPA) Capacity Building Project	2000B	(9397)	0.0	0.0	28,223.0	28,223.0
Development of Sport and Recreational Facilities (Venezuelan Investment Fund - BANDES)	1500B	(9145)	294,272.0	88,000.0	0.0	88,000.0
Integrated Management of the Yallahs/Hope River Watershed Management Area	6700B	(9408)	0.0	1,000.0	3,446.0	4,446.0
Planning Model Development and National Development Plan ‘T21’ (CDB)	2000B	(9072)	31,303.0	36,500.0	29,820.0	66,320.0
Climate Change Adaptation and Disaster Risk Reduction	2000B	(9327)	0.0	0.0	25,786.0	25,786.0
Caribbean Basin Security Initiative	2600B	(9386)	202,508.0	0.0	34,800.0	34,800.0
National Child Diversion Programme (UNICEF)	2800B	(9382)	13,000.0	0.0	33,366.0	33,366.0
Support to the Development of a National Statistics System	2000B	(9347)	0.0	0.0	20,000.0	20,000.0

Support to Improve the Lives of Persons with Disabilities	4000B	(9354)	18,900.0	0.0	23,924.0	23,924.0
Natural Disaster Management - Immediate Response Tropical Storm Nicole (CDB)	6500B	(9369)	64,774.0	0.0	0.0	0.0
Social Protection Support To Food Price Crisis (IDB)	4000B	(9228)	79,064.0	0.0	18,000.0	18,000.0
Natural Hazard Management in Urban Coastal Areas	6300B	(9307)	14,082.0	0.0	0.0	0.0
Building Disaster Resilient Communities	7200B	(9312)	28,664.0	1,328.0	5,600.0	6,928.0
Jamaica Social Investment Fund	1500B	(9178)	1,882,695.0	418,943.0	1,424,267.0	1,843,210.0
Total Other			12,363,886.0	4,456,529.0	8,017,677.0	12,474,206.0

GRAND Total			23,951,978.0	8,757,094.0	17,195,853.0	25,952,947.0

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

RECURRENT

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
1	General Government Services
1	Executive and Legislative Services	1,796,051.0	1,732,797.0	1,780,800.0	1,802,378.0
2	Economic and Fiscal Policies and Management	8,874,992.0	9,574,112.0	9,800,550.0	10,440,982.0
3	Personnel Management	3,409,508.0	3,441,417.0	3,466,611.0	4,026,890.0
4	Foreign Affairs	2,686,788.0	2,720,206.0	2,631,184.0	2,718,728.0
5	Economic Planning and Statistical Services	885,773.0	918,840.0	987,846.0	1,115,331.0
6	Public Works	531,319.0	592,869.0	604,193.0	657,592.0
7	Other General Government Services	18,812,528.0	24,293,152.0	26,435,239.0	26,838,475.0

	Total General Government Services	36,996,959.0	43,273,393.0	45,706,423.0	47,600,376.0

2	Defence Affairs and Services

	Total Defence Affairs and Services	9,971,603.0	9,710,553.0	11,581,676.0	10,646,004.0

3	Public Order and Safety Services
1	Police	25,812,280.0	27,972,977.0	29,283,459.0	30,011,297.0
2	Justice	2,793,759.0	3,200,640.0	3,283,142.0	3,821,314.0
3	Correctional Services	3,900,170.0	4,328,612.0	4,462,768.0	4,409,348.0

	Total Public Order and Safety Services	32,506,209.0	35,502,229.0	37,029,369.0	38,241,959.0

4	Public Debt Management Services
1	Internal Debt	93,010,471.0	88,609,977.0	81,639,898.0	90,080,863.0
2	External Debt	39,899,419.0	42,473,907.0	39,078,088.0	46,452,653.0

	Total Public Debt Management Services	132,909,890.0	131,083,884.0	120,717,986.0	136,533,516.0

5	Social Security and Welfare Services

	Total Social Security and Welfare Services	3,228,578.0	3,178,396.0	3,327,671.0	3,450,907.0

6	Education Affairs and Services

	Total Education Affairs and Services	69,534,730.0	69,039,003.0	74,958,048.0	74,253,446.0

7	Health Affairs and Services

	Total Health Affairs and Services	32,615,200.0	32,605,781.0	35,029,192.0	32,995,646.0

8	Information and Broadcasting

	Total Information and Broadcasting	553,291.0	639,149.0	623,017.0	607,528.0

9	Housing

	Total Housing	238,207.0	239,028.0	246,627.0	272,524.0

10	Community Amenity Services
1	Community Development	4,142,553.0	4,470,915.0	4,994,242.0	4,677,856.0
2	Water Supply Services	352,365.0	396,499.0	388,736.0	406,664.0

	Total Community Amenity Services	4,494,918.0	4,867,414.0	5,382,978.0	5,084,520.0

11	Art and Culture

	Total Art and Culture	747,306.0	745,096.0	789,966.0	829,426.0

12	Other Social and Community Services
1	Sporting and Recreational Services	236,133.0	234,525.0	240,339.0	499,365.0
3	Youth Development Services	684,812.0	683,935.0	692,668.0	652,741.0
4	Other Services	354,000.0	439,000.0	366,000.0	180,000.0

	Total Other Social and Community Services	1,274,945.0	1,357,460.0	1,299,007.0	1,332,106.0

13	Industry and Commerce

	Total Industry and Commerce	1,686,636.0	1,795,507.0	1,802,782.0	1,903,824.0

14	Agriculture

	Total Agriculture	5,026,152.0	5,348,585.0	5,717,240.0	5,788,419.0

15	Mining

	Total Mining	109,147.0	110,829.0	108,071.0	120,240.0

16	Energy

	Total Energy	113,227.0	110,735.0	112,430.0	123,519.0

17	Tourism

	Total Tourism	2,578,414.0	3,023,038.0	3,370,887.0	3,172,076.0

18	Roads

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

RECURRENT

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
	Total Roads	870,224.0	983,208.0	1,004,673.0	886,363.0

19	Physical Planning and Development

	Total Physical Planning and Development	178,880.0	163,157.0	160,709.0	175,369.0

20	Scientific and Technological Services

	Total Scientific and Technological Services	583,453.0	599,435.0	616,870.0	623,121.0

21	Environmental Protection and Conservation

	Total Environmental Protection and Conservation	599,591.0	618,567.0	649,667.0	669,130.0

22	Labour Relations and Employment Services

	Total Labour Relations and Employment Services	852,022.0	977,791.0	1,035,709.0	1,109,728.0

23	Transport and Communication Services
1	Rail Transport	88,128.0	88,629.0	88,629.0	147,583.0
2	Shipping, Ports and Light Houses	329,492.0	330,582.0	331,803.0	327,169.0
3	Road Transport	791,280.0	650,902.0	657,090.0	732,095.0
5	Postal Services	1,823,185.0	1,889,976.0	1,962,519.0	1,870,877.0
6	Communication Services	163,502.0	127,396.0	127,398.0	128,008.0

	Total Transport and Communication Services	3,195,587.0	3,087,485.0	3,167,439.0	3,205,732.0

25	Local Government Administration

	Total Local Government Administration	3,120,746.0	3,249,733.0	5,158,612.0	2,874,519.0

99	Unallocated

	Total Unallocated	0.0	6,627,512.0	0.0	12,038,803.0

	Gross Total	343,985,915.0	358,936,968.0	359,597,049.0	384,538,801.0
	Apropriations-in-Aid	(5,774,515.0)	(7,581,600.0)	(8,305,363.0)	(9,774,155.0)

	Net Total	338,211,400.0	351,355,368.0	351,291,686.0	374,764,646.0

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

CAPITAL

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
1	General Government Services
1	Executive and Legislative Services	130,480.0	174,772.0	87,196.0	65,734.0
2	Economic and Fiscal Policies and Management	750,942.0	4,574,202.0	1,892,919.0	701,389.0
3	Personnel Management	81,334.0	222,000.0	143,427.0	35,000.0
4	Foreign Affairs	54,164.0	93,250.0	26,708.0	91,545.0
5	Economic Planning and Statistical Services	364,880.0	2,064,717.0	1,871,705.0	470,183.0
6	Public Works	120,594.0	568,562.0	197,099.0	165,000.0
7	Other General Government Services	2,355,085.0	3,136,059.0	2,176,312.0	2,337,301.0

	Total General Government Services	3,857,479.0	10,833,562.0	6,395,366.0	3,866,152.0

2	Defence Affairs and Services

	Total Defence Affairs and Services	166,500.0	280,430.0	343,830.0	495,000.0

3	Public Order and Safety Services
1	Police	1,561,682.0	1,859,473.0	2,285,404.0	2,144,541.0
2	Justice	277,000.0	1,008,704.0	518,440.0	833,439.0
3	Correctional Services	460,203.0	226,800.0	226,800.0	235,817.0

	Total Public Order and Safety Services	2,298,885.0	3,094,977.0	3,030,644.0	3,213,797.0

4	Public Debt Management Services
1	Internal Debt	75,856,413.0	66,030,973.0	67,183,690.0	124,612,874.0
2	External Debt	22,452,805.0	66,228,415.0	60,872,397.0	73,557,283.0

	Total Public Debt Management Services	98,309,218.0	132,259,388.0	128,056,087.0	198,170,157.0

5	Social Security and Welfare Services

	Total Social Security and Welfare Services	3,842,185.0	4,201,574.0	3,931,332.0	4,172,413.0

6	Education Affairs and Services

	Total Education Affairs and Services	1,752,747.0	2,917,841.0	1,643,364.0	2,400,693.0

7	Health Affairs and Services

	Total Health Affairs and Services	2,011,353.0	2,354,707.0	2,354,875.0	1,917,036.0

8	Information and Broadcasting

	Total Information and Broadcasting	0.0	13,500.0	10,000.0	0.0

9	Housing

	Total Housing	366,000.0	1,773,908.0	1,492,908.0	1,354,000.0

10	Community Amenity Services
1	Community Development	299,682.0	492,439.0	284,670.0	334,928.0
2	Water Supply Services	1,712,850.0	1,296,564.0	918,399.0	1,171,545.0

	Total Community Amenity Services	2,012,532.0	1,789,003.0	1,203,069.0	1,506,473.0

11	Art and Culture

	Total Art and Culture	0.0	50,000.0	28,250.0	300,000.0

12	Other Social and Community Services
1	Sporting and Recreational Services	0.0	0.0	532,574.0	25,000.0
3	Youth Development Services	275,177.0	616,776.0	374,356.0	405,961.0
4	Other Services	527,427.0	101,640.0	87,721.0	20,000.0
5	Community Development	62,535.0	60,636.0	60,636.0	41,051.0

	Total Other Social and Community Services	865,139.0	779,052.0	1,055,287.0	492,012.0

13	Industry and Commerce

	Total Industry and Commerce	53,646.0	155,315.0	103,579.0	11,044.0

14	Agriculture

	Total Agriculture	2,944,357.0	7,174,811.0	6,622,152.0	4,336,393.0

15	Mining

	Total Mining	0.0	10,000.0	5,273,500.0	34,187.0

16	Energy

	Total Energy	241,851.0	1,889,340.0	724,894.0	1,386,654.0

18	Roads

	Total Roads	9,639,485.0	10,151,751.0	12,489,034.0	13,436,111.0

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

CAPITAL

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
19	Physical Planning and Development

	Total Physical Planning and Development	4,098,153.0	821,652.0	816,832.0	100,145.0

20	Scientific and Technological Services

	Total Scientific and Technological Services	3,222.0	14,901.0	14,901.0	11,500.0

21	Environmental Protection and Conservation

	Total Environmental Protection and Conservation	112,531.0	239,011.0	287,480.0	496,750.0

23	Transport and Communication Services

2	Shipping, Ports and Light Houses	0.0	32,500.0	32,500.0	0.0
3	Road Transport	8,664,593.0	2,315,907.0	2,320,907.0	2,568,105.0
4	Civil Aviation	18,500,000.0	4,571,246.0	4,227,230.0	0.0
5	Postal Services	20,000.0	40,000.0	40,000.0	0.0
6	Communication Services	793,573.0	2,704,538.0	1,387,757.0	1,418,000.0

	Total Transport and Communication Services	27,978,166.0	9,664,191.0	8,008,394.0	3,986,105.0

24	Other Economic Services

	Total Other Economic Services	0.0	2,727,935.0	2,727,935.0	0.0

25	Local Government Administration

	Total Local Government Administration	210,600.0	180,000.0	142,189.0	151,338.0

99	Unallocated

	Total Unallocated	1,240,000.0	2,843,147.0	1,412,081.0	988,280.0

	Gross Total	162,004,049.0	196,219,996.0	188,167,983.0	242,826,240.0
	Apropriations-in-Aid	(3,192,899.0)	(3,545,192.0)	(4,011,651.0)	(5,162,685.0)

	Net Total	158,811,150.0	192,674,804.0	184,156,332.0	237,663,555.0

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

TOTAL RECURRENT AND CAPITAL

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
1	General Government Services
1	Executive and Legislative Services	1,926,531.0	1,907,569.0	1,867,996.0	1,868,112.0
2	Economic and Fiscal Policies and Management	9,625,934.0	14,148,314.0	11,693,469.0	11,142,371.0
3	Personnel Management	3,490,842.0	3,663,417.0	3,610,038.0	4,061,890.0
4	Foreign Affairs	2,740,952.0	2,813,456.0	2,657,892.0	2,810,273.0
5	Economic Planning and Statistical Services	1,250,653.0	2,983,557.0	2,859,551.0	1,585,514.0
6	Public Works	651,913.0	1,161,431.0	801,292.0	822,592.0
7	Other General Government Services	21,167,613.0	27,429,211.0	28,611,551.0	29,175,776.0

	Total General Government Services	40,854,438.0	54,106,955.0	52,101,789.0	51,466,528.0

2	Defence Affairs and Services

	Total Defence Affairs and Services	10,138,103.0	9,990,983.0	11,925,506.0	11,141,004.0

3	Public Order and Safety Services
1	Police	27,373,962.0	29,832,450.0	31,568,863.0	32,155,838.0
2	Justice	3,070,759.0	4,209,344.0	3,801,582.0	4,654,753.0
3	Correctional Services	4,360,373.0	4,555,412.0	4,689,568.0	4,645,165.0

	Total Public Order and Safety Services	34,805,094.0	38,597,206.0	40,060,013.0	41,455,756.0

4	Public Debt Management Services
1	Internal Debt	168,866,884.0	154,640,950.0	148,823,588.0	214,693,737.0
2	External Debt	62,352,224.0	108,702,322.0	99,950,485.0	120,009,936.0

	Total Public Debt Management Services	231,219,108.0	263,343,272.0	248,774,073.0	334,703,673.0

5	Social Security and Welfare Services

	Total Social Security and Welfare Services	7,070,763.0	7,379,970.0	7,259,003.0	7,623,320.0

6	Education Affairs and Services

	Total Education Affairs and Services	71,287,477.0	71,956,844.0	76,601,412.0	76,654,139.0

7	Health Affairs and Services

	Total Health Affairs and Services	34,626,553.0	34,960,488.0	37,384,067.0	34,912,682.0

8	Information and Broadcasting

	Total Information and Broadcasting	553,291.0	652,649.0	633,017.0	607,528.0

9	Housing

	Total Housing	604,207.0	2,012,936.0	1,739,535.0	1,626,524.0

10	Community Amenity Services
1	Community Development	4,442,235.0	4,963,354.0	5,278,912.0	5,012,784.0
2	Water Supply Services	2,065,215.0	1,693,063.0	1,307,135.0	1,578,209.0

	Total Community Amenity Services	6,507,450.0	6,656,417.0	6,586,047.0	6,590,993.0

11	Art and Culture

	Total Art and Culture	747,306.0	795,096.0	818,216.0	1,129,426.0

12	Other Social and Community Services
1	Sporting and Recreational Services	236,133.0	234,525.0	772,913.0	524,365.0
3	Youth Development Services	959,989.0	1,300,711.0	1,067,024.0	1,058,702.0
4	Other Services	881,427.0	540,640.0	453,721.0	200,000.0
5	Community Development	62,535.0	60,636.0	60,636.0	41,051.0

	Total Other Social and Community Services	2,140,084.0	2,136,512.0	2,354,294.0	1,824,118.0

13	Industry and Commerce

	Total Industry and Commerce	1,740,282.0	1,950,822.0	1,906,361.0	1,914,868.0

14	Agriculture

	Total Agriculture	7,970,509.0	12,523,396.0	12,339,392.0	10,124,812.0

15	Mining

	Total Mining	109,147.0	120,829.0	5,381,571.0	154,427.0

16	Energy

	Total Energy	355,078.0	2,000,075.0	837,324.0	1,510,173.0

17	Tourism

2012-2013 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2012-2013 As Presented to the House of Representatives

TOTAL RECURRENT AND CAPITAL

		Actual Estimates 2010-2011	Approved Estimates 2011-2012	Revised Estimates 2011-2012	Estimates 2012-2013
	Total Tourism	2,578,414.0	3,023,038.0	3,370,887.0	3,172,076.0

18	Roads

	Total Roads	10,509,709.0	11,134,959.0	13,493,707.0	14,322,474.0

19	Physical Planning and Development

	Total Physical Planning and Development	4,277,033.0	984,809.0	977,541.0	275,514.0

20	Scientific and Technological Services

	Total Scientific and Technological Services	586,675.0	614,336.0	631,771.0	634,621.0

21	Environmental Protection and Conservation

	Total Environmental Protection and Conservation	712,122.0	857,578.0	937,147.0	1,165,880.0

22	Labour Relations and Employment Services

	Total Labour Relations and Employment Services	852,022.0	977,791.0	1,035,709.0	1,109,728.0

23	Transport and Communication Services
1	Rail Transport	88,128.0	88,629.0	88,629.0	147,583.0
2	Shipping, Ports and Light Houses	329,492.0	363,082.0	364,303.0	327,169.0
3	Road Transport	9,455,873.0	2,966,809.0	2,977,997.0	3,300,200.0
4	Civil Aviation	18,500,000.0	4,571,246.0	4,227,230.0	0.0
5	Postal Services	1,843,185.0	1,929,976.0	2,002,519.0	1,870,877.0
6	Communication Services	957,075.0	2,831,934.0	1,515,155.0	1,546,008.0

	Total Transport and Communication Services	31,173,753.0	12,751,676.0	11,175,833.0	7,191,837.0

24	Other Economic Services

	Total Other Economic Services	0.0	2,727,935.0	2,727,935.0	0.0

25	Local Government Administration

	Total Local Government Administration	3,331,346.0	3,429,733.0	5,300,801.0	3,025,857.0

99	Unallocated

	Total Unallocated	1,240,000.0	9,470,659.0	1,412,081.0	13,027,083.0

	Gross Total	505,989,964.0	555,156,964.0	547,765,032.0	627,365,041.0

	Apropriations-in-Aid	(8,967,414.0)	(11,126,792.0)	(12,317,014.0)	(14,936,840.0)

	Net Total	497,022,550.0	544,030,172.0	535,448,018.0	612,428,201.0

2012-2013 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2010/11 $	Consolidated Fund Receipts 2011/12 $	Estimates 2012/13 $

I RECURRENT REVENUE

TAXATION

1 Customs	20,643,394,553	20,073,177,219	24,036,180,646
4 Income Tax	103,999,727,694	106,430,282,591	118,293,504,546
5 Land and Property Tax
7 Stamp Duties	7,387,514,768	8,613,772,758	8,313,720,834
8 Motor Vehicle Licences	1,763,335,646	1,737,820,976	1,748,125,141
9 Other Licences	262,876,977	375,893,734	405,171,855
11 Travel Tax	3,924,120,713	4,921,241,266	4,660,097,300
12 Betting, Gaming and Lotteries-Duties, Fees, Levies	1,516,154,087	1,640,921,976	1,759,864,128
14 Retail Sales Tax
16 Education Tax	12,954,114,972	14,996,806,949	15,188,673,630
17 Contractors Levy	784,952,074	1,171,169,034	1,276,854,001
18 General Consumption Tax	84,329,414,747	88,283,763,182	99,296,439,516
19 Special Consumption Tax	34,890,432,097	35,708,957,343	38,895,781,412
20 Environmental Levy	2,036,930,934	2,242,235,249	2,387,680,296

TOTAL	274,492,969,261	286,196,042,278	316,262,093,305

NON-TAX REVENUE

22 Post Office	1,002,496,037	1,137,498,674	1,161,750,000
23 Interest	1,387,440,306	1,091,326,416	1,300,661,842
24 Departmental and other Miscellaneous Revenue	18,173,930,390	14,767,428,727	16,092,777,201

TOTAL	20,563,866,734	16,996,253,817	18,555,189,043

TOTAL RECURRENT REVENUE	295,056,835,995	303,192,296,095	334,817,282,348

II CAPITAL REVENUE

25 Royalties	308,405,707	297,586,528	542,754,063
26 Land Sales
27 Loan Repayments	686,271,443	9,876,782,997	466,106,232
28 Extraordinary Receipts	13,948,277,789	3,644,158,596	4,412,000,000

TOTAL CAPITAL REVENUE	14,942,954,939	13,818,528,121	5,420,860,295

TOTAL RECURRENT AND CAPITAL REVENUE	309,999,790,935	317,010,824,216	340,238,142,642

2012-2013 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2010/11 $	Consolidated Fund Receipts 2011/12 $	Estimates 2012/13 $

III TRANSFERS FROM CAPITAL DEVELOPMENT FUND

29 Transfers to Current Account	1,400,000,000	1,822,267,696	1,681,371,688
30 Transfers to Capital Account

TOTAL	1,400,000,000	1,822,267,696	1,681,371,688

IV LOAN RECEIPTS

31 Loan receipts	214,485,708,350	177,438,913,283	251,145,669,997

TOTAL LOAN RECEIPTS	214,485,708,350	177,438,913,283	251,145,669,997

TOTAL REVENUE AND LOAN RECEIPTS	525,885,499,285	496,272,005,194	593,065,184,327

The Consolidated Fund Receipts are subject to change

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

I RECURRENT REVENUE

Head 1 - Customs

1 Import Duties	20,639,439,488	24,419,408,990	20,070,035,753	24,032,296,818	3,962,261,065
2 Warehouse Fees	3,955,065	4,606,179	3,141,466	3,883,828	742,362

Total Head 1	20,643,394,553	24,424,015,169	20,073,177,219	24,036,180,646	3,963,003,427

Head 4 - Income Tax

1 Income Tax - Companies	32,984,598,231	35,512,427,557	29,038,546,543	35,145,397,074	6,106,850,531
2 Income Tax - Individuals	54,974,314,172	60,950,366,126	63,955,848,596	69,576,508,595	5,620,659,999
3 Excess Profit Tax
4 Tax on Interest/Dividend	16,040,815,291	16,038,841,427	13,435,887,452	13,571,598,877	135,711,425

Total Head 4	103,999,727,694	112,501,635,110	106,430,282,591	118,293,504,546	11,863,221,955

Head 7 - Stamp Duties	7,387,514,768	8,352,886,659	8,613,772,758	8,313,720,834	(300,051,924)

Total Head 7	7,387,514,768	8,352,886,659	8,613,772,758	8,313,720,834	(300,051,924)

Head 8 - Motor Vehicle Licences (Motor Vehicle Act)	1,763,335,646	1,943,990,632	1,737,820,976	1,748,125,141	10,304,165

Total Head 8	1,763,335,646	1,943,990,632	1,737,820,976	1,748,125,141	10,304,165

Head 9 - Other Licences

1 Customs Brokers	3,034,006	2,315,923	3,075,408	3,240,814	165,406
2 Gaming Machines	0	166,089,734		215,291,381	215,291,381
3 Tourist Shop Licence	7,771,136	16,340,094	12,647,467	22,865,703	10,218,235
4 Tourist Shop Operators Licence	14,650,229	0	14,765,985	17,128,241
5 Hotel Licence Duty		79,004,853		110,556,370	110,556,370
6 Other	237,421,605	25,789,861	345,404,874	36,089,345	(309,315,529)

Total Head 9	262,876,977	289,540,465	375,893,734	405,171,855	29,278,121

Head 11 - Travel Tax	3,924,120,713	5,044,589,501	4,921,241,266	4,660,097,300	(261,143,967)

Total Head 11	3,924,120,713	5,044,589,501	4,921,241,266	4,660,097,300	(261,143,967)

Head 12 - Betting, Gaming and Lotteries

1 Duties, Fees, Levies	1,516,154,087	1,671,481,879	1,640,921,976	1,759,864,128	118,942,153

Total Head 12	1,516,154,087	1,671,481,879	1,640,921,976	1,759,864,128	118,942,153

Head 16 - Education Tax	12,954,114,972	14,476,132,692	14,996,806,949	15,188,673,630	191,866,681

Total Head 16	12,954,114,972	14,476,132,692	14,996,806,949	15,188,673,630	191,866,681

Head 17 - Contractors Levy	784,952,074	924,763,850	1,171,169,034	1,276,854,001	105,684,967

Total Head 17	784,952,074	924,763,850	1,171,169,034	1,276,854,001	105,684,967

Head 18 - General Consumption Tax	84,329,414,747	96,458,166,865	88,283,763,182	99,296,439,516	11,012,676,334

Total Head 18	84,329,414,747	96,458,166,865	88,283,763,182	99,296,439,516	11,012,676,334

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

Head 19 - Special Consumption Tax	34,890,432,097	40,165,517,047	35,708,957,343	38,895,781,412	3,186,824,069
Total Head 19	34,890,432,097	40,165,517,047	35,708,957,343	38,895,781,412	3,186,824,069

Head 20 - Environmental Levy	2,036,930,934	2,202,998,113	2,242,235,249	2,387,680,296	145,445,047
Total Head 20	2,036,930,934	2,202,998,113	2,242,235,249	2,387,680,296	145,445,047

TOTAL TAX REVENUE	274,492,969,261	308,455,717,982	286,196,042,278	316,262,093,305	30,066,051,028

Head 22 - Post Office

(A) POSTAL REVENUE

1 Sales of Stamps	145,328,147	280,000,000	211,433,039	285,000,000	73,566,961
2 Postage, Prepayment	589,900,517	600,000,000	646,011,231	615,000,000	(31,011,231)
3 Commission on Money Order and Postal Orders			600,000		(600,000)
4 C.O.D. and Customs Clearance Fees on Parcels	5,613,650	3,000,000	5,920,459	3,450,000	(2,470,459)
5 Shares of Postage on Parcels	217,233	95,000	46,141	95,000	48,859
6 Rental of Property	26,259,104	31,500,000	13,976,173	33,705,000	19,728,827
7 Rental of Letter Boxes and Bags	48,298,767	47,000,000	45,850,400	47,000,000	1,149,600
8 Terminal Dues	111,340,734	85,000,000	40,691,926	85,000,000	44,308,074
9 Other Postal Business	43,769,864	42,000,000	54,830,993	42,000,000	(12,830,993)

TOTAL POSTAL REVENUE	970,728,016	1,088,595,000	1,019,360,362	1,111,250,000	91,889,638

(B) COMMISSION FEES

10 Commission fees from Jamaica National Small Business	4,228,532	5,500,000	4,658,943	5,500,000	841,057
11 Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	27,539,490	45,000,000	113,479,369	45,000,000	(68,479,369)
12 Commission on the sale of Ministry of Water & Housing Water Tanks and Water Coupons					0

TOTAL COMMISSION FEES	31,768,022	50,500,000	118,138,312	50,500,000	(67,638,312)

Total Head 22	1,002,496,037	1,139,095,000	1,137,498,674	1,161,750,000	24,251,326

Head 23 - Interest

1 Interest on On-lent loans	167,250,429	439,457,097	275,783,997	338,004,613	62,220,616
2 Interest Earned on Local Currency Bank Accounts	905,312,701	1,073,941,280	751,325,979	868,189,169	116,863,190
3 Interest Earned on Foreign Currency Bank Accounts	4,045,507	1,018,028	12,922,010	17,011,750	4,089,740
4 Interest Earned on Loans and Advances to Public Officers	13,932,394	15,766,533	13,178,117	13,764,802	586,685
5 Interest on Government Deposits (MDA)	296,899,274	379,469,435	38,116,314	63,691,508	25,575,194

Total Head 23	1,387,440,306	1,909,652,373	1,091,326,416	1,300,661,842	209,335,426

Head 24 - Departmental and Other Miscellaneous Revenue

AUDITOR GENERAL’S DEPARTMENT

1 Audit fees		5,000,000	2,151	5,201,250	5,199,099
2 Miscellaneous Receipts	500	3,000	186,205	5,000	(181,205)

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

TOTAL - AUDITOR GENERAL’S DEPARTMENT	500	5,003,000	188,357	5,206,250	5,017,893

OFFICE OF THE CONTRACTOR GENERAL

1 Contractor’s Registration fees	5,801,500	8,275,000	5,954,000	6,656,000	702,000

TOTAL - OFFICE OF THE CONTRACTOR GENERAL	5,801,500	8,275,000	5,954,000	6,656,000	702,000

OFFICE OF THE SERVICES COMMISSIONS

1 Processing Fees	5,000			6,000	6,000
2 Miscellaneous Receipts	639				0
					0

TOTAL OFFICE OF THE SERVICES COMMISSIONS	5,639	—	0	6,000	6,000

					0
OFFICE OF THE PRIME MINISTER					0

2 Miscellaneous Receipts	44,333	44,333		1,500,000	1,500,000
					0

TOTAL OFFICE OF THE PRIME MINISTER	44,333	44,333	0	1,500,000	1,500,000

MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT

1 Dean’s Office (50% of Gross Receipts)					0
2 Management Studies and Organisational Division (50% of Gross Receipts)					0
3 Finance and Accounts Division (50% of Gross Receipts)					0
4 Professionals Training Centre (50% of Gross Receipts)			4,988		(4,988)
5 Mandeville Office (50% of Gross Receipts)					0
6 Facilities Rental (50% of Gross Receipts)					0
7 Miscellaneous Receipts					0

TOTAL - MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT	—	—	4,988	—	(4,988)

JAMAICA INFORMATION SERVICE

1 Sales of Publications and Advertising (50% of Gross Receipts)					0
2 Public Relation Fees (50% of Gross Receipts)	3,210,000				0
3 Printing Services (50% of Gross Receipts)					0
4 Radio Programmes (50% of Gross Receipts)					0
5 Editorial Revenue (50% of Gross Receipts)					0
6 Television Revenue (50% of Gross Receipts)					0
7 Administration (50% of Gross Receipts)					0
8 Computer Services and Research Services (50% of Gross Receipts)					0
9 Regional Services (50% of Gross Receipts)					0
10 Photography Services (50% of Gross Receipts)					0

TOTAL - JAMAICA INFORMATION SERVICE	3,210,000	—	0	—	0

TOTAL - OFFICE OF THE PRIME MINISTER AND DEPARTMENTS	3,254,333	44,333	4,988	1,500,000	1,495,013

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

OFFICE OF THE CABINET

1 Forfeiture of loan Agreement (MDB)	1,253,388		448,712		(448,712)
2 Miscellaneous Receipts		72,000		66,000	66,000

TOTAL OFFICE OF THE CABINET	1,253,388	72,000	448,712	66,000	(382,712)

MINISTRY OF TOURISM & ENTERTAINMENT

1 Fees - Travel Agencies Registration Act	22,000	—			0
2 Fees - Registration of Clubs Act	1,017,900	—	1,416,300		(1,416,300)
3 Miscellaneous Receipts		23,000		10,000	10,000

TOTAL - MINISTRY OF TOURISM & ENTERTAINMENT	1,039,900	23,000	1,416,300	10,000	(1,406,300)

MINISTRY OF FINANCE AND PLANNING

1 Fees - Banking Licence Registration 1973 Profits on Government owned Companies -	132,721,085	132,721,085	61,933,598	122,497,300	60,563,702
2 Dividends	750,658,484	1,073,660,783	354,825,518	2,490,830,000	2,136,004,482
3 BOJ Profits	4,000,000,000	—			0
4 Sale of Unserviceable Stores	17,710,746	70,500,000	29,092,598	28,583,500	(509,098)
5 Sale of Gazettes		5,000,000	561,321	5,000,000	4,438,679
6 Fees - Scotia Bank Jamaica Economic Growth Fund	124,037	200,000			0
7 Provident Fund	56,000,000	49,722,100	30,468,000	53,699,870	23,231,870
8 Fees - FIA Licence Registration	306,195	5,823,000		5,083,650	5,083,650
9 Fees - Building Societies	6,306,154	16,351,000	9,280,749	18,088,210	8,807,461
10 Sale of Forfeited goods - F I D	4,815,250	98,254,000		30,000,000	30,000,000
11 Cash Seized and Forfeited	14,101,784	25000000	49,437,382	20,000,000	(29,437,382)
12 Miscellaneous Receipts	54,581,576	82,762,500	103,764,554	87,727,720	(16,036,834)

TOTAL - MINISTRY OF FINANCE AND PLANNING	5,037,325,312	1,559,994,468	639,363,720	2,861,510,250	2,238,183,364

ACCOUNTANT GENERAL’S DEPARTMENT

1 Pension Contributions: Widows and Orphans	796,340,620	861,064,211	782,271,107	814,524,482	32,253,375
2 Pension Contributions: Members of the Legislature	14,356,094	15,780,557	10,870,197	13,427,543	2,557,346
3 Pension Contributions: Other Government Authorities for Seconded Officers	12,819,280	13,209,455	5,186,369	4,197,891	(988,478)
4 Registration of Jamaica Investment Capital Growth Funds					0
5 Fees on Government Guaranteed Loans	78,983	111,840			0
6 Recovery of Pension and Salary	31,781,998	36,500,000	18,283,869	14,432,464	(3,851,406)
7 Chancery Fund Commission	696,410	603,767	792,574	807,711	15,137
8 Sale of Receipt books	907,794	786,191	1,306,500	1,234,560	(71,940)
9 Executive Agency Investment Fund Management Fees		160,000	1,023,500	25,000	(998,500)
10 Recovery of Prior Years’ Expenditure					0
11 Processing Fees - salary deduction	2,323,201	2,075,737	1,947,642	2,098,060	150,418
12 Miscellaneous Receipts	36,058,150	8,029,342	6,570,495	7,702,070	1,131,575

TOTAL - ACCOUNTANT GENERAL’S DEPARTMENT	895,362,531	938,321,100	828,252,254	858,449,780	30,197,526

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

CUSTOMS DEPARTMENT

1 Receipts from Sale of Seized Items	35,650,285	219,771,000	222,592,716	169,000,000	(53,592,716)
2 Penalty Payments for Breaches of Customs Act and Regulations	105,848,918	107,576,000	121,150,873	53,000,000	(68,150,873)
3 Net Service Charge for Shipping and Airline Carriers	55,260,641	—	392,388,544		(392,388,544)
4 Processing Fees	647,752,759	758,251,940	704,840,233	767,000,000	62,159,767
5 Standard and Compliance Fees	18,501,986	20,975,900	15,788,945	21,664,000	5,875,055
6 Customs User fee	6,736,042,599	8,525,881,908	7,773,026,719	8,325,265,219	552,238,500
7 Excise Tax 2.5%		—			0
8 Special Consumption Tax 2.5%		—	4,966,308		(4,966,308)
9 Irrevocable Standing Orders	22,500	23,000	62,000	46,000	(4,920,308)
10 Miscellaneous Receipts	4,289,857	1,145,504	24,121,693	28,129,000	28,067,000

TOTAL - CUSTOMS DEPARTMENT	7,603,369,544	9,633,625,252	9,258,938,030	9,364,104,219	124,321,573

TAX ADMINISTRATION JAMAICA (INLAND REVENUE)

1 Penalty for late and non-payment of sundry taxes and licences		615,000		680,000	680,000
2 Penalty for Breaches of Spirit Licences	559,256	2,000,000	861,774	375,000	(486,774)
3 Property Tax (2.5%)	62,810,098	62,000,000	49,645,901	64,300,000	14,654,099
4 National Health Fund (NHF) 2.5%					0
5 Passport Immigration & Citizenship Agency Fee				108,000
6 Road Maintenance Fund 2.5%	17,206,115	18,600,000	19,672,306	18,600,000	(1,072,306)
7 Firearm Licensing Arthourity User Fees				7,200,000	7,200,000
6 Annual Charge on Assets of Corporate Bodies					0
7 Special Consumption Tax 2.5%					0
8 Trade Licence 2.5%	944,120	900,000	1,082,560	945,000	(137,560)
9 Miscellaneous Receipts	4,414,878	29,000,000	2,392,830	112,000,000	109,607,170

TOTAL - TAX ADMINISTRATION JAMAICA (INLAND REVENUE)	85,934,467	113,115,000	73,655,370	204,208,000	130,444,630

TAX ADMINISTRATION OF JAMAICA (TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT)

1 Net Service Charge for services rendered by Excise Officers	9,071,955	15,000,000	217,004	16,000,000	15,782,996
2 Miscellaneous Receipts	3,000,935	1,000,000	279,675	4,000,000	3,720,325

TOTAL - TAX ADMINISTRATION OF JAMAICA (TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT)	12,072,891	16,000,000	496,680	20,000,000	19,503,320

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE AND DEPARTMENTS	13,634,064,745	12,261,055,819	10,800,706,054	13,308,272,249	2,542,650,413

MINISTRY OF NATIONAL SECURITY

1 Rental of Lettings (Land and Buildings)		20,500,000	19,355,950	21,797,915	2,441,965
2 Sale of Used and Obsolete Items					0

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

3 Soldiers’ Contributions to Various Services		18,000,000	23,036,655	26,198,501	3,161,845
4 Sale of Various Items to Officers		5,500,000	11,936,509		(11,936,509)
5 Sale of Services - CRDC			7,900,000	7,740,000	(160,000)
8 Ticketing					0
9 Miscellaneous Receipts	611,125	6,000,000	10,365,226	6,683,430	(3,681,796)

TOTAL MINISTRY OF NATIONAL SECURITY	611,125	50,000,000	72,594,340	62,419,846	(10,174,494)

POLICE DEPARTMENT

1 Sale of Unclaimed and Confiscated Items (Sale of Stores)	10,792	—	71,785		(71,785)
2 Band Receipts		—			0
3 Police Certificates	80,834,000	87,000,000	120,752,338	128,100,000	7,347,662
4 Finger Print Search (Formerly User Service Fees)	51,862,000	55,000,000	13,934,752		(13,934,752)
5 Pension Contributions: Constabulary	102,441,271	118,000,000	113,325,269	124,600,000	11,274,731
6 Pension Contributions: Special Constables	40,146,189	25,000,000	43,296,225	26,932,000	(16,364,225)
7 Accident Report	6,235,415	6,800,000	3,681,200	7,200,000	3,518,800
8 Miscellaneous Receipts	18,466,378	16,000,000	33,983,729	27,700,000	(6,283,729)

TOTAL - POLICE DEPARTMENT	299,996,045	307,800,000	329,045,299	314,532,000	(14,513,299)

DEPARTMENT OF CORRECTIONAL SERVICES

1 Sundry Fines and Contributions	116,000	1,500,000	24,772	1,713,600	1,688,828

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	116,000	1,500,000	24,772	1,713,600	1,688,828

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY

1 Naturalisation Fees	846,000	—		—	0
2 Issue of Passports		—		—	0
3 Citizenship Fees				—	0
4 Sale of Services				—	0
5 Ticketing					0
6 Miscellaneous Receipts	67,179,831	—	50,294,782	—	(50,294,782)

TOTAL PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY	68,025,831	—	50,294,782	—	(50,294,782)

TOTAL MINISTRY OF NATIONAL SECURITY AND DEPARTMENTS	368,749,001	359,300,000	451,959,194	378,665,446	(73,293,748)

MINISTRY OF JUSTICE

1 Traffic Fines	109,852,479	125,000,000	330,834,744	225,000,000	(105,834,744)
2 Other Court Fines	54,021,461	120,300,000		182,000,000	182,000,000
3 Sale of Revised Laws of Jamaica to the Private Sector		400,000		400,000	400,000
4 Forfeited Recognizances (Funds)		5,000,000		4,000,000	4,000,000
5 Sale of Marriage Licences	5,527,448	57,000,000	6,871,365	40,400,000	33,528,635
6 Miscellaneous Receipts	2,594,690	5,584,000	1,252,622	1,000,000	(252,622)

TOTAL - MINISTRY OF JUSTICE	171,996,078	313,284,000	338,958,731	452,800,000	113,841,269

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

ADMINISTRATOR GENERAL’S DEPARTMENT

1 Charges for Administering Intestate Estate (50% of Gross Receipts)	8,730,571	6,547,928	639,221	1,174,580	535,359
TOTAL - ADMINISTRATOR GENERAL’S DEPARTMENT	8,730,571	6,547,928	639,221	1,174,580	535,359

TRUSTEE IN BANKRUPTCY DEPARTMENT

1 Commission, Fees and Charges against the Bankrupt	7,270,799	4,700,000	2,715,399	12,367,000	9,651,601
TOTAL - TRUSTEE IN BANKRUPTCY DEPARTMENT	7,270,799	4,700,000	2,715,399	12,367,000	9,651,601

TOTAL - MINISTRY OF JUSTICE AND DEPARTMENTS	187,997,448	324,531,928	342,313,351	466,341,580	124,028,229

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE

1 Visa Fees from Overseas Missions	10,961,945	14,387,137	9,044,060	8,170,085	(873,975)
2 Authentication fees	6,277,060	10,989,204	7,602,250	5,183,588	(2,418,662)
3 Rush fees	663,121	685,543	783,023	—	(783,023)
4 Consul fees	24,178,929	13,689,031	15,987,335	8,022,457	(7,964,878)
5 Postage fees		—		89,679	89,679
6 Miscellaneous Receipts	9,323,051	2,279,328	17,176,073	3,176,344	(13,999,729)
TOTAL - MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	51,404,104	42,030,243	50,592,741	24,642,153	(25,950,588)

MINISTRY OF LABOUR AND SOCIAL SECURITY

1 Reimbursement - NIS	258,425,496	409,431,649	193,958,181	478,806,513	284,848,332
2 Fees - Factories Registration Act	3,319,825	2,740,476	2,964,723	2,672,564	(292,159)
3 Fees - Employment Agencies Registration Act	189,450	240,427	651,000	891,360	240,360
4 Fees - Recruiting of Workers Act					0
5 Work Permit	238,350,394	36,345,510	27,000	35,692,320	35,665,320
6 Miscellaneous Receipts	395,008	403,178	1,554,386	926,310	(628,076)
TOTAL - MINISTRY OF LABOUR AND SOCIAL SECURITY	500,680,172	449,161,239	199,155,290	518,989,067	319,833,777

MINISTRY OF EDUCATION

1 Fees from Jamaica School Certificate Examinations		150,000		100,000	100,000
2 Rental of EDDC and other Buildings	2,154,895	5,500,000	6,113,486	5,500,000	(613,486)
3 Repayment of Bonds by Teachers	8,933,614	19,000,000	21,177,303	20,000,000	(1,177,303)
4 Transcripts	1,800	5,000	53,200	2,500	(50,700)
5 Recovery of Previous years Expenditure	1,092,110	15,000,000	92,256,160	38,000,000	(54,256,160)
6 Miscellaneous Receipts	1,747,000	9,000,000	108,021,515	8,000,000	(100,021,515)
TOTAL - MINISTRY OF EDUCATION	13,929,419	48,655,000	227,621,664	71,602,500	(156,019,164)

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

MINISTRY OF HEALTH

1 Registration of Pharmacies and Pharmacists	—	—			0
2 Registration of Drugs	2,386,000	2,700,000	2,238,000	2,700,000	462,000
3 Parents Contribution toward Maintenance of Children in Children’s Home					0
4 Drug Permits	2,281,620	2,800,000	2,329,640	2,800,000	470,360
5 Miscellaneous Receipts	5,046,785	2,500,000	8,531,716	3,500,000	(5,031,716)
TOTAL - MINISTRY OF HEALTH	9,714,405	8,000,000	13,099,356	9,000,000	(4,099,356)

GOVERNMENT CHEMIST

1 Fees from Laboratory analyses		1,750,000	634,800	1,800,000	1,165,200
TOTAL - GOVERNMENT CHEMIST	—	1,750,000	634,800	1,800,000	1,165,200

REGISTRAR GENERAL’S DEPARTMENT AND ISLAND RECORD OFFICE

1 Registration of Births, Deaths and Marriages (50% of Gross Receipts)					0
2 Island Record Office (50% of Gross Receipts)					0

TOTAL - REGISTRAR GENERAL’S DEPARTMENT & ISLAND RECORD OFFICE	—	—	0	—	0

TOTAL - MINISTRY OF HEALTH AND DEPARTMENTS	9,714,405	9,750,000	13,734,156	10,800,000	0

MINISTRY OF YOUTH AND CULTURE

1 Miscellaneous Receipts		430,000		100,000	100,000

TOTAL - MINISTRY OF YOUTH AND CULTURE	—	430,000	0	100,000	100,000

MINISTRY OF AGRICULTURE

1 Sale of livestock		—		—	0
2 Sale of Pigs		—		—	0
3 Sale of Milk		—		—	0
4 Other Receipts from Agricultural Stations	417,163	—		—	0
5 Veterinary Fees and Supplies		—		—	0
6 Quarantine Fees	14,000	—		—	0
7 Import Permits	350,400	—		—	0
8 Receipts from Zoo		—		—	0
9 Sale of Fish		—		—	0
10 Sale of Seedlings		—		—	0
11 Sale of Fingerlings	235,654			—	0
12 Receipts from sundry and other receipts	3,588,367	3,646,000	4,367,324	—	(4,367,324)
13 Rural Physical Planning	1,174,706	590,000	1,135,452	590,000	(545,452)
14 Hope Gardens		—		—	0
15 Fisheries		—		—	0
TOTAL MINISTRY OF AGRICULTURE AND FISHERIES	5,780,289	4,236,000	5,502,776	590,000	(4,912,776)

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE

1 Miscellaneous Receipts		—	134,291,383	—	(134,291,383)

TOTAL MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE	0	0	134,291,383	0	(134,291,383)

TRADE BOARD

1 Trade Board - Fees for Import Licences		70,922,667	67,220,272	78,000,000	10,779,728
2 Certification Fees		—	598,962	4,500,000	3,901,038
3 Scrap Metal		6,600,000	3,428,908	2,565,600	(863,308)
4 Public Key Infrastructure			1,877,900		(1,877,900)
5 Car Dealers Registration		8,760,000	10,080,000	9,030,000	(1,050,000)
6 Collateral Letter		1,719,000	2,075,487	2,148,000	72,513
7 Letter of Transfer		3,600,000	801,000	720,000	(81,000)
8 Miscellaneous Receipts		912,000	1,858,582	2,400,000	(85,541,111)

TOTAL TRADE BOARD	—	92,513,667	87,941,111	99,363,600	(74,660,040)

FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION

1 Food Storage and Prevention of Infestation Division - Sundry Fees	9,153,509.85	7,000,000	8,040,003	7,000,000	(1,040,003)

TOTAL - FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION	9,153,510	7,000,000	8,040,003	7,000,000	(1,040,003)

MOTOR VEHICLE POLICY UNIT

1 Registration of New Car Dealers					0
2 Registration of Used Car Dealers		—		—	0

TOTAL - MOTOR VEHICLE POLICY UNIT	—	—	0	—	0

DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY

1 Amendment to Rules Fees	32,725	125,000	19,500	60,000	59,500
2 Registration Fees - Cooperative & Friendly Society	20,000	70,000	10,500	88,000	85,400
3 Registration of Special Resolution		5,000	500	7,500	7,500
4 Arbitration	18,440	240,000	2,600	150,000	150,000
5 Training	30,000	315,000		315,000	315,000
6 Registration of change in office to include registration of Branch Office with IP Societies		12,000		12,000	(127,330)
7 Annual Fees for IP Societies		350,000		350,000
8 Miscellaneous Receipts	21,110	122,000	106,230	122,000	122,000

TOTAL - DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY	122,275	1,239,000	139,330	1,104,500	612,070

COMPANIES OFFICE OF JAMAICA

1 Fees for Registration of Companies (50% of Gross Receipts)				—	0
2 Fees for Registration of Business Names				—	0

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

3 Miscellaneous receipts	566,400			—	0

TOTAL COMPANIES OFFICE OF JAMAICA	566,400	—	0	—	0

JAMAICA INTELLECTUAL PROPERTY OFFICE
	—		0
1 Fees for Registration of Trademark		24,056,000		61,562,200	61,562,200
2 Patent fees		1,518		90,000	90,000
3 Design Fees		60,600		174	174

TOTAL - JAMAICA INTELLECTUAL PROPERTY OFFICE	—	24,118,118	0	61,652,374	61,652,374

JAMAICA BUSINESS DEVELOPMENT CENTRE

1 Service Income (Graphic Services, Training & Prep. of Business Plans		—		18,000,000	18,000,000

TOTAL - JAMAICA BUSINESS DEVELOPMENT CENTRE	0	—	0	18,000,000	18,000,000

JAMAICA TRADE & INVEST (JAMPRO)

1 Direction & Administration		—		—	0
2 Overseas Representation & Regional Offices		—			0
3 Investment & Export Promotion Services		—		—	0

TOTAL - JAMAICA TRADE & INVEST	—	—	0	—	—

TOTAL - MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE AND DEPARTMENTS	9,842,185	124,870,785	230,411,827	187,120,474	(129,726,982)

MINISTRY OF SCIENCE, TECHNOLOGY, ENERGY, AND MINING

1 Universal Services Levy	1,257,682,594	1,014,576,572	976,242,714	900,000,000	(76,242,714)
2 Miscellaneous Receipts			3,918	1,000,000	996,081.79

TOTAL MINISTRY OF SCIENCE, TECHNOLOGY, ENERGY, AND MINING	1,257,682,594	1,014,576,572	976,246,632	901,000,000	–75,246,632

SPECTRUM MANAGEMENT AUTHORITY

1 Telecommunication Licence fees	160,730,714	80,630,000	87,700,325	88,300,000	599,675

TOTAL - SPECTRUM MANAGEMENT AUTHORITY	160,730,714	80,630,000	87,700,325	88,300,000	599,675

ELECTORAL OFFICE

1 Registration & ID Card Services		7,000,000		7,000,000	7,000,000
2 Sale of Software Licence					0
3 Miscellaneous Receipts	19,077	42,000		60,000	60,000

TOTAL ELECTORAL OFFICE	19,077	7,042,000	0	7,060,000	7,060,000

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

ELECTRICITY AUTHORITY

1 Fees - Electric Lighting Act	11,332,605	16,000,000	10,773,158	18,000,000	7,226,842

TOTAL - ELECTRICITY AUTHORITY	11,332,605	16,000,000	10,773,158	18,000,000	7,226,842

MINES AND GEOLOGY DIVISION

1 Quarry Tax	53,439,606	65,000,000	59,632,640	60,000,000	367,360
2 Receipts from issue of Sundry Permits	1,000	2,600,000		4,600,000	4,600,000
3 Laboratory Analysis - Metallic Minerals		2,000,000		4,000,000	4,000,000
4 Miscellaneous Receipts	16,374,597		7,349,373		(7,349,373)

TOTAL MINES AND GEOLOGY DIVISION	69,815,203	69,600,000	66,982,012	68,600,000	1,617,988

SCIENTIFIC RESEARCH COUNCIL

1 Information Services		—		—	0
2 Process Development		—		—	0
3 Product Research & Development		—		—	0
4 Promotion & Distribution of Products		—		—	0

TOTAL - SCIENTIFIC RESEARCH COUNCIL	—	—	0	—	—

TOTAL MINISTRY OF SCIENCE, TECHNOLOGY, ENERGY, AND MINING AND DEPARTMENTS	1,499,580,193	1,187,848,572	1,141,702,127	1,082,960,000	(58,742,127)

MINISTRY OF WATER, LAND, ENVIRONMENT AND CLIMATE CHANGE

1 Miscellaneous Receipts	587,295	587,295	381,689	425,123	43,434

TOTAL - MINISTRY OF WATER, LAND, ENVIRONMENT AND CLIMATE CHANGE	587,295	587,295	381,689	425,123	43434.11

NATIONAL LAND AGENCY

SURVEY AND MAPPING DIVISION

1 Pre-Checked (Survey) Fees (50% of Gross Receipts)					0
2 Sale of Monuments (50% of Gross Receipts)					0
3 Sale of Maps (50% of Gross Receipts)					0
4 Hydrographic Surveys (50% of Gross Receipts)					0
5 Photographic and Mapping Services (50% of Gross Receipts)					0
6 Miscellaneous Receipts (50% of Gross Receipts)					0

TOTAL - SURVEY AND MAPPING DIVISION	—	—	0	—	0

LAND TITLING DIVISION

1 Registration Fees (50% of Gross Receipts)					0
2 Survey Fees					0
3 Search Certificates					0
4 Assurance Fund (50% of Gross Receipts)				8,000	8,000

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

5 General Searches/Photocopying					0
6 Miscellaneous Receipts (50% of Gross Receipts)					0

TOTAL - TITLES DIVISION	—	—	0	8,000	8,000

LAND VALUATION DIVISION

1 Valuation Services (50% of Gross Receipts)					0
2 Sale of Valuation Roll Data (50% of Gross Receipts)					0
3 Sale of Maps Etc. (50% of Gross Receipts)					0
4 Subdivision Certification (50% of Gross Receipts)					0
5 Miscellaneous Receipts (50% of Gross Receipts)					0

TOTAL - LAND VALUATION DIVISION	—	—	0	—	0

TOTAL NATIONAL LAND AGENCY	—	—	0	8,000	8,000

NATIONAL ENVIRONMENT AND PLANNING AGENCY

1 Permits (Wastewater including Sewage)					0
2 CITES Permits and Certificates					0
3 NRCA Permits/Licences					0
4 Lifeguard Examination					0
5 Beach Licence Fees					0
6 Dredging Fees					0
7 Miscellaneous Receipts (50% of Gross Receipts)			11,452,333		(11,452,333)

TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	—	—	11,452,333	—	0

ESTATE MANAGEMENT DIVISION

1 Rents - Crown Lands and Other Government Properties		83,000,000		70,000	70,000
2 Land Settlement Properties		12,000,000		16,000	16,000
3 Rental of Land-Leased properties		500,000		1,000	1,000
4 Crown Property Sales		58,000,000		41,000	41,000
4 Attorney’s Fee/ Photocopying		—			0
5 Miscellaneous Receipts		100,000		1,000	1,000
6 Other Receipts		8,000,000		19,000	19,000

TOTAL ESTATE MANAGEMENT DIVISION	—	161,600,000	—	148,000	148,000

FORESTRY DEPARTMENT

1 Timber Sales				2,000,000	2,000,000
2 Sale of Seedlings	254,820			900,000	835,000
3 Miscellaneous Receipts	94,561		65,000	800,000	800,000

TOTAL FORESTRY DEPARTMENT	349,381	—	65,000	3,700,000	3,635,000

TOTAL - MINISTRY OF WATER, LAND, ENVIRONMENT AND CLIMATE CHANGE AND DEPARTMENTS	936,676	162,187,295	11,899,022	4,281,123	3,834,434

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

MINISTRY OF TRANSPORT WORKS AND HOUSING

1 Bluefield Guest House		—		—	0
2 Tender Document		—		20,000	20,000
3 On and Off Trailer Plates		—		—	0
4 Other Receipts		—		200,000	200,000
5 Miscellaneous Receipts	2,797	26,500,000		5,940,000	5,940,000

TOTAL - MINISTRY OF TRANSPORT WORKS AND HOUSING	2,797	26,500,000	0	6,160,000	6,160,000

NATIONAL WORKS AGENCY

1 Project Management fees (50% of Gross Receipts)		—			0
2 Hireage of Equipment (50% of Gross Receipts)		—			0
3 Tender Document Fees (50% of Gross Receipts)		—			0
4 Miscellaneous Receipts (50% of Gross Receipts)		—			0

TOTAL NATIONAL WORKS AGENCY	—	—	0	—	0

TOTAL - MINISTRY OF TRANSPORT WORKS AND HOUSING AND DEPARTMENTS	2,797	26,500,000	0	6,160,000	6,160,000

MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT

1 Fire Inspection Fees	74,273		140,350	205,850	65,500
2 Fire Certification & Application	728,500	13,000,000	8,886,159	14,662,139	5,775,980
3 Tender Document Fees	6,000	120,000	77,000	44,100	(32,900)
4 Training of Safety Monitor & Demonstration	144,000	1,200,000	1,185,500	1,927,585	742,085
5 Repairs of Fire Hydrants		—			0
6 Permission to host events	6,000	1,100,000	879,855	1,499,800	619,945
7 Fines	3,633,246				0
8 6% Pension Contribution - Councillors	14,809,058		24,120,542		(24,120,542)
9 Miscellaneous Receipts	1,000,226	2,000,000	858,243	468,886	(389,357)

TOTAL - MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT	20,401,303	17,420,000	36,147,649	18,808,360	(17,339,290)

MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	1,859,492,392	—	1,247,670,522	—	1,859,492,396

Total Head 24	18,173,930,390	15,031,394,215	14,767,428,727	16,092,777,201	4,395,546,471

TOTAL NON-TAX REVENUE	20,563,866,734	18,080,141,588	16,996,253,817	18,555,189,043	4,629,133,222

TOTAL RECURRENT REVENUE	295,056,835,995	326,535,859,570	303,192,296,095	334,817,282,348	34,695,184,249

II CAPITAL REVENUE

Head 25 - Royalties

1 Bauxite	145,570,156	447,745,687	285,680,054	542,754,063	257,074,008

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

2 Limestone	155,757,867	81,000,000	9,025,515		(9,025,515)
3 Marble	7,077,684	6,214,320	2,880,958		(2,880,958)

Total Head 25	308,405,707	534,960,007	297,586,528	542,754,063	245,167,535

Head 26 - Land Sales

1 Crown Lands/ Properties					0
2 Land Settlement Allotments		—		—	0
3 Mona Houses		—		—	0

Total Head 26	—	—	0	—	0

Head 27 - Loan Repayments

1 Municipal and Parish Councils					0
2 Dependencies and Local Bodies					0
3 Cocoa Board - Rehabilitation Scheme					0
4 Miscellaneous	686,271,443	8,647,437,686	9,876,782,997	466,106,232	(9,410,676,765)
5 Farm Improvement Scheme					0
6 Farm Development Scheme					0
7 Farm Recovery Loan					0
8 Housing Trust Fund					0
9 Bank of Jamaica Deposit					0
10 Transportation for Public Officers					0

Total Head 27	686,271,443	8,647,437,686	9,876,782,997	466,106,232	(9,410,676,765)

Head 28 - Extraordinary Receipts

1 Immigrant Deposits					0
2 Agriculture Recovery Programme - Sale of Mechanical Implements					0
3 Sale of unserviceable goods-Housing Dept and Supply Division Stores					0
4 Surplus on Sinking Fund					0
5 Proceeds from Foreshore Development					0
6 Grants from the European Union	8,269,245,917	9,190,281,524	1,525,139,605	401,959,110	(1,123,180,495)
7 Grants from Government of the Netherlands					0
8 Miscellaneous	2,543,338,617		139,743,666		(139,743,666)
9 Bauxite Alumina Trading Company					0
10 Other Grants	1,653,170,269	4,089,419,000	1,502,467,817	4,010,040,890	2,507,573,073
11 Proceeds from Divestment	1,482,522,987		476,807,508		(476,807,508)

Total Head 28	13,948,277,789	13,279,700,524	3,644,158,596	4,412,000,000	767,841,404

TOTAL CAPITAL REVENUE	14,942,954,939	22,462,098,217	13,818,528,121	5,420,860,295	(8,397,667,826)

III TRANSFERS FROM CAPITAL DEVELOPMENT FUND

Head 29 - Transfers to Current Account

(a) Transfers in lieu of Income Tax from Alumina Producers					0
					0

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

(b) Other	1,400,000,000	1,786,126,900	1,822,267,696	1,681,371,688	(140,896,009)

Total Head 29	1,400,000,000	1,786,126,900	1,822,267,696	1,681,371,688	(140,896,009)

Head 30 - Transfers to Capital Account					0

Total Head 30	—	—	0	—	0

TOTAL - TRANSFERS FROM CAPITAL DEVELOPMENT FUND	1,400,000,000	1,786,126,900	1,822,267,696	1,681,371,688	(140,896,009)

IV LOAN RECEIPTS

EXTERNAL LOANS

Multilateral

Loans to be raised under Act 39 of 1964

1 World Bank Loans	1,461,666,780	11,372,405,000.0000	10,680,007,761	17,418,785,055	6,738,777,294
2 Inter-American Development Bank	35,485,411,288	23,755,824,000.0000	9,283,410,027	41,380,327,595	32,096,917,568
3 USAID	73,821,000
3 Caribbean Development Bank	4,632,152,328	5,074,153,000.0000	4,979,710,583	2,295,477,730	(2,684,232,853)
4 European Union					0
5 World Bank/IDB	621,940,000				0
6 IFID		120,050,000.0000			0
7 OECF/USAID	—				0
8 OPEC	1,888,471,003	277,200,000.0000	861,862,000		(861,862,000)
9 OECF					0
10 Other	1,061,845,000		166,054,000		(166,054,000)
					0
Bilateral					0
					0
11 Government of China	1,882,855,000	2,981,542,000.0000	1,763,069,000	3,114,340,620	1,351,271,620
12 Government of Germany					0
13 JBIC					0
14 Kuwait		194,200,000.0000			0
15 Saudi					0
16 PL480					0
17 Other	8,716,287,000		2,205,636,000	—	(2,205,636,000)
					0
Other Loans					0
					0
18 Capital Market				45,130,000,000	45,130,000,000
19 Other					0

TOTAL EXTERNAL LOANS	55,824,449,398	43,775,374,000	29,939,749,371	109,338,931,000	79,399,181,629

DOMESTIC LOANS

1 Local Commercial Banking Sector	88,670,000		400,000,000	0	(400,000,000)
2 Benchmark Notes & Treasury Bills	124,353,521,713	97,002,820,952	126,133,400,911	141,806,738,997	15,673,338,086
3 Indexed Bonds & US$ Loans	34,170,080,000				0
4 Other	48,987,239		20,965,763,000	—	(20,965,763,000)

TOTAL DOMESTIC LOANS	158,661,258,952	97,002,820,952	147,499,163,911	141,806,738,997	(5,692,424,914)

2012-2013 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2010/11 (1) J$	Estimates 2011/12 (2) J$	Consolidated Fund Receipts 2011/12 (3) J$	Estimates 2012/13 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

TOTAL LOAN RECEIPTS	214,485,708,350	140,778,194,952	177,438,913,283	251,145,669,997	73,706,756,714

SUMMARY

Recurrent Revenue	295,056,835,995	326,535,859,570	303,192,296,095	334,817,282,348	31,624,986,253
					0
Capital Revenue	14,942,954,939	22,462,098,217	13,818,528,121	5,420,860,295	(8,397,667,826)
					0
Transfers from Capital Development Fund	1,400,000,000	1,786,126,900	1,822,267,696	1,681,371,688	(140,896,009)
					0
Loan Receipts	214,485,708,350	140,778,194,952	177,438,913,283	251,145,669,997	73,706,756,714

TOTAL	525,885,499,285	491,562,279,639	496,272,005,194	593,065,184,327	96,793,179,132

The Consolidated Fund Receipts are subject to change